Amendment No. 1

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section  14(a) of
the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

ORION DIVERSIFIED TECHNOLOGIES, INC. (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
Common Stock, $.001 par value
	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☒
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: $45.82
2)	Form, Schedule or Registration Statement No.: Preliminary Schedule 14A Proxy Statement
3)	Filing Party: Orion Diversified Technologies, Inc.
4)	Date Filed: November 22, 2005

Copies to:
Martin Mushkin, Esq.
Law Office of Martin Mushkin LLC
30 Oak St.
Stamford, CT 06905-3500
Tel: 203-252-2357
Fax: 203-547-7540

ORION DIVERSIFIED TECHNOLOGIES, INC.
14 Front St.
Hempstead, NY 11550

---------, 2007

Dear Shareholders:

            We are pleased to inform you that your company, Orion Diversified Technologies, Inc., a New Jersey corporation ("Orion"), has entered into an Exchange Agreement (the “Exchange Agreement”) with the holders of all of the issued and outstanding capital stock of Ovale, S.A., a Swiss corporation ("Ovale") wherein Orion has exchanged or will exchange an aggregate of 11,775,000 newly-issued shares (the “Exchange Shares”) of its common stock, par value $.01 per share, (“Common Stock”) with Ovale’s shareholders and certain holders of a loan to Ovale (the “Fabert-Ovale Loan”) (the “Exchange”). To affect the Exchange certain votes must be taken and amendments made to Orion’s certificate of incorporation.

Our Board of Directors have approved the Exchange after carefully considering it and concluding that approving the Exchange Agreement was in the best interest of Orion and its  shareholders.

Upon consummation of the Exchange, Orion will acquire all of the issued and outstanding capital stock of Ovale for the Exchange Shares and Ovale shall become a wholly-owned subsidiary of Orion.  A copy of the Exchange Agreement and its amendments are attached as Exhibits to this Proxy Statement. The approval by the shareholders of Orion to the Exchange Agreement is necessary because New Jersey Statute 14A:10-12 requires approval of an agreement where the number of shares will be increased by more than 40%.  In addition, in order to consummate the Exchange Agreement, our certificate of incorporation must be amended.  The amendments to our certificate of incorporation which must be approved by the shareholders  are: (i) to change its name to Ovale Group, Inc.; (ii) to increase the number of authorized shares; (iii) to authorize a class of blank-check preferred stock; and (iv) to change the number of shares which must be voted in favor of certain acts in order to satisfy New Jersey law (the “Charter Amendments”).

New Jersey Statute 14A:10-12 provides that shareholders who do not vote in favor of the transaction (Proposal No. 1) may dissent from that action by tendering their shares to Orion for the fair value of the shares they held as of the record date.  Dissent requires strict attention be paid to the procedure established by the statute.  The statute is described below and a copy of the pertinent provision is an Exhibit.

In addition to the requirements of the Exchange Agreement, the Board has also approved a resolution to eliminate pre-emptive rights.

         Orion’s Board of Directors has approved the following Proposals:

1.
The Exchange Agreement pursuant to which Orion will acquire all the outstanding stock of Ovale in exchange for shares of Orion, Ovale will become a wholly-owned subsidiary of Orion, the controlling shareholders of Ovale will become the controlling shareholders of Orion, and in control of its Board of Directors.

2.	Ratification of the issuance of 5,900,000 shares in November 2004 to certain Ovale Shareholders,

3.	Amendment to Orion's Certificate of Incorporation to change the corporate name to Ovale Group, Inc;

4.
Amendment to Orion’s Certificate of Incorporation to increase the authorized capital stock of Orion to 20,000,000 shares no par value of which 18,000,000 shares will be common stock and 2,000,000 shares will be preferred stock;

5.
Amendment to Orion’s Certificate of Incorporation to change the shareholder vote necessary to approve certain acts to be taken by the corporation from two-thirds to a majority of the votes cast by the holders of shares entitled to vote thereon;

6.	Amendment to Orion’s Certificate of Incorporation to eliminate pre-emptive rights.

7.	The election of Vladimir Fabert and Gilles Neveu to Orion's three person Board of Directors.

8.	The selection of Tabriztchi & Co., CPA P.C. to be the auditors of the corporation for the fiscal year ending on December 31, 2008.

Each Proposal is to be voted on separately.  These actions will become effective as soon after the special meeting as the Exchange Agreement can be consummated.

In November, 2005 and again in October 2006, the holders of two-thirds of Orion’s outstanding shares executed consents in lieu of meeting approving the Exchange and the amendments to the certificate of incorporation (other than the elimination of pre-emptive rights, a matter which was not presented to them).  However, because such consents are only valid under New Jersey law for 60 days and Orion has concluded that New Jersey law may require a vote of shareholders rather than a written consent of less than all shareholders, Orion is calling this special meeting of shareholders to vote upon the Exchange, certain amendments to its certificate of incorporation, and certain other proposals.

In determininging the votes for or against these Proposals, the 5,900,000 shares issued in November 2004 will not be counted, nor will they be deemed outstanding.  In effect for these purposes they are non-voting shares.  That means that the pertinent resolutions must be approved by two-thirds of the votes cast by the 4,081,532 shares outstanding prior to November 2004.

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY USING THE ENVELOPE PROVIDED.

           Please feel free to call us at 516-220-1229 should you have any questions on the enclosed Proxy Statement. We thank you for your continued interest in Orion Diversified Technologies, Inc.

For the Board of Directors of

ORION DIVERSIFIED TECHNOLOGIES, INC.

/s/ IRWIN PEARL
Irwin Pearl, President

ORION DIVERSIFIED TECHNOLOGIES, INC.
14 Front St.
Hempstead, NY 11550
___________________________________________________
NOTICE OF SPECIAL MEETING OF  SHAREHOLDERS

Time and Date	10:00 a.m. Eastern Daylight Time on ----------- -- , 2007

Place	---------------------, New York, N.Y.

Items of Business	To consider and vote upon:
1.
The Exchange Agreement pursuant to which Orion will acquire all the outstanding stock of Ovale in exchange for shares of Orion, Ovale will become a wholly-owned subsidiary of Orion, the controlling shareholders of Ovale will become the controlling shareholders of Orion, and in control of its Board of Directors.

2.	Ratification of the issuance of 5,900,000 shares in November 2004 to certain Ovale Shareholders,
3.	Amendment to Orion's Certificate of Incorporation to change the corporate name to Ovale Group, Inc.
4.
Amendment to Orion’s Certificate of Incorporation to increase the authorized capital stock of Orion to 20,000,000 shares no par value of which 18,000,000 shares will be common stock and 2,000,000 shares will be preferred stock.

5.
Amendment to Orion’s Certificate of Incorporation to change the shareholder vote necessary to approve certain acts to be taken by the corporation from two-thirds to a majority of the votes cast by the holders of shares entitled to vote thereon.

6.	Amendment to Orion’s Certificate of Incorporation to eliminate pre-emptive rights.
7.	The election of • Vladimir Fabert and • Gilles Neveu to Orion's three person Board of Directors. (Mr. Regan will step down.)
8.	The selection of Tabriztchi & Co. LLC to be the auditors of the corporation for the fiscal year ending on December 31, 2007.

Who May Vote and Record Date
If you are a  shareholder of record on --------, 2007, at the meeting or any postponement or adjournment thereof.  You are cordially invited to attend.  However, in determininging the votes for or against the Proposals, the 5,900,000 shares issued in November 2004 will not be counted, nor will they be deemed outstanding.  In effect for these purposes they are non-voting shares

Annual Report	Our annual report is Orion’s 10-KSB for the fiscal year ended April 30, 2007. It has been mailed to you along with this Proxy Statement.

Proxy Voting
It is important that your shares be represented and voted at the Meeting.  You can vote your shares by completing and returning your proxy card in the enclosed envelop in time for it to reach us by the date of the meeting.  You may also vote by telephone or e-mail.  Please see the next page for voting details.

Yours, etc.	By Order of the Board of Directors Irwin Pearl, President

Other Voting Information

Telephone and Internet Voting:
You may vote by telephone or by e-mail during normal business hours with adequate details as to the number of shares owned by you, and the registration of those shares.  Telephone and e-mail voting will be possible until 6:00 p.m. on -------, 2007. The telephone number and e-mail address for purposes of voting appears on the proxy card enclosed with this proxy statement.

Quorum:
A majority of shares outstanding will constitute a quorum for the meeting.  Broker non-votes, that is shares held in the name of brokers which do not have specific voting instructions will be counted as present for purposes of a quorum.

Votes Required to Adopt:
Proposals 1, through 6 require an affirmative vote of two-thirds of the votes cast. The election of directors, Proposal 7 requires that they be elected by a majority of the votes cast. Proposal 8 requires a majority of the votes cast for the proposal; that is, a plurality. If a broker does not have specific instructions as to how to vote, it may not vote on Proposals 1 through 6, but may vote on Proposals 7 and 8..

Shares in broker or bank names:
If your shares are held in the name of a broker or bank this proxy information has been forwarded to you by that institution.  You may vote your shares by directing your broker or bank to vote as you desire by following the instructions sent to you by your broker or bank.

Revocation of Proxies:
Proxies can be revoked at any time before the vote is taken by delivering to the Company written revocation or a proxy with a later date (including a proxy by telephone or internet) or by voting your shares in person at the meeting.  If you vote at the meeting your proxy will be disregarded.

List of shareholders:
A list of  shareholders entitled to vote will be available at the meeting and for ten days before the meeting for any purpose germane to the meeting from 9:00 a.m. to 4:30 pm at the office of the transfer agent of the company:  Continental Stock Transfer & Trust Company, the Company's transfer agent, whose address is 17 Battery Place, New York, NY 10004-1123

Inspectors of Election:	Roger Bernhammer a representative of Orion’s transfer agent, Continental Stock Transfer will tabulate and act as inspector of the vote.

Cost of Soliciting Proxies:	Proxies may be solicited on behalf of Orion by its officers, directors and its agents. Orion will pay the cost of soliciting proxies.

Prior Consents in Lieu of Meeting
In 2005 and in October 2006 the holders of more than two-thirds of the outstanding stock signed consents in lieu of meeting.  Rather than request their re-affirmation of those consents, we have decided to hold a special meeting and solicit proxies.  It is anticipated that all of the shareholders who signed the consents in lieu of meeting will submit proxies to vote their shares in favor of each of the proposals.

Additional Information:	Please see “Orion’s Annual And Quarterly Reports: Incorporation By Reference, And Where You Can Obtain Additional Information” near the end of this document.

TABLE OF CONTENTS TO SCHEDULE 14A PROXY STATEMENT

PROXY STATEMENT – INTRODUCTION
SUMMARY OF THE PARTS TO BE TAKEN

ACTIONS TAKEN BY THE BOARD OF DIRECTORS AND CONSENTING SHAREHOLDERS

PART 1:	SECURITIES EXCHANGE WITH OVALE SHAREHOLDERS

	Description Of The Exchange – The Votes Needed And The Effective Date Of The Exchange	13
	How The Exchange Came About And The Money Invested In Ovale	13
	Terms Of The Exchange – The Orion/Ovale Business Combination	17
	Termination Provisions And Orion’s Plan If The Exchange Agreement Is Not Consummated	17
	The November 8, 2004 Two Closings Agreement	17
	Factors Considered	19
	Ovale’s Business	21
	Ovale’s Current Financial Condition	21
	Foreign Subsidiaries	22
	Legal Proceedings	22
	Ovale’s Property And Development Of Its Business	22
	Certain Risk Factors Which May Affect Ovale's Future Performance	25
	Management’s Discussion And Analysis Of Financial Condition And Results Of Operations	29
	Management Of Ovale	39
	Dissenters Rights	41

PART 2:	AMENDMENTS TO THE CERTIFICATE OF INCORPORATION	43
	Proposals and Board Recommendations	43
	Rights And Preferences With Respect To Common Stock	45
	Possible Anti-Takeover Effect	45

PART 3:	ELECTION OF DIRECTORS OF ORION	46
	General	46
	Background of The Directors and Nominees: Messrs. Pearl, Regan, Fabert, and Neveu	46
	Certain Information About Our Directors, Lack Of Committees, Financial Experts Or Code Of Ethics	47
	Summary Compensation Table	49
	Communication With The Board And Nominating Board Members	50

PART 4:	RATIFICATION OF THE BOARD OF DIRECTORS’ SELECTION OF BLOOM & CO. LLP AS INDEPENDENT AUDITORS	50

ORION:	ADDITIONAL INFORMATION	51

	Business	51
	Contact Information	51
	Description Of Orion’s Securities	52

Securities Ownership Of Certain Beneficial Owners And Management – Before And After The Exchange		52
	Section 16(a) Beneficial Ownership Reporting Compliance	52

	Certain Relationships And Related Transactions	57
	Risk Factors Concerning Orion	58

ORION’S ANNUAL AND QUARTERLY REPORTS: INCORPORATED BY REFERENCE AND WHERE YOU CAN FIND ADDITIONAL INFORMATION		59

EXHIBITS	60
The following documents are annexed to this Proxy Statement:
Exhibit A: Exchange Agreement dated September 15, 2004
Exhibit B: Amendment to the Exchange Agreement dated November 4, 2005
Exhibit C: Amendment to the Exchange Agreement dated January 3, 2006
Exhibit D: Amendment to Exchange Agreement dated August, 2007 regarding voting of 5,900,000 shares
Exhibit E: Form of Certificate of Amendment
Exhibit F: Audited Financial Statements of Orion
Exhibit G: Audited Financial Statements of Ovale
Exhibit: H: Unaudited Financial Statements of Ovale for the Quarter ended March 31, 2007
Exhibit I: Pro Forma Financial Statements of Orion and Ovale
Exhibit J: New Jersey Statutes Sections14A:10-12 and 14A:11
Exhibit K: Form of Proxy

ORION DIVERSIFIED TECHNOLOGIES, INC.

14 Front St.

Hempstead, NY 11550

PROXY STATEMENT

This Proxy Statement is being furnished to the shareholders of Orion Diversified Technologies, Inc. in connection with the execution of the Exchange Agreement between the Company and Ovale. This Proxy Statement has been prepared for Orion’s management.

            "We," "us," "our," "Orion" and the "Company" refer to Orion Diversified Technologies, Inc., a  New Jersey corporation. "Ovale" refers to Ovale S.A., a Swiss corporation. The Exchange Agreement is sometimes referred to as the "Exchange Agreement" and the transaction contemplated thereby is sometimes referred to as the "Exchange."

SUMMARY OF THE ACTIONS TO BE TAKEN

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and reference is made. For more detailed information please read this Proxy Statement and the Exhibits in their entirety.

 Exchange Agreement  See PART 1 - SECURITIES EXCHANGE WITH OVALE

•
On June 2, 2003, Orion’s Board of Directors approved the Exchange Agreement. The 2003 agreement was revised and replaced by the Exchange Agreement dated September 15, 2004 and by an amendment thereto entered into as of November 4, 2004.

•	By consummating the Exchange Agreement, Orion will acquire all of the issued and outstanding shares of Ovale S.A., (“Ovale”).

Parties to the Exchange Agreement   See PART 1 - SECURITIES EXCHANGE WITH OVALE

•
Orion Diversified Technologies, Inc., a New Jersey corporation, ("Orion” or the "Company”).  Orion is a publicly owned corporation the shares of which are traded in the OTCBB market under the symbol ORDT.

•	Ovale SA (“Ovale”) a Swiss corporation. Ovale is a privately held Swiss Societe Anonyme, roughly equivalent to a company incorporated in the United States.

•	The holders of interests in Ovale. None of the holders of interest in Ovale are U.S. residents.

Stock Exchange

•
An aggregate of 11,775,000 shares of newly issued, restricted Orion common stock, will be exchanged for all the shares of Ovale and a loan made to Ovale (the “Fabert-Ovale Loan”). All these 11,775,000 shares are called the “Exchange Shares.”  5,900,000 of those shares have been issued but that issuance is subject to ratification.

Additional Parties to the Exchange Agreement See PART 1 – SECURITIES EXCHANGE WITH OVALE

•	Vladimir Fabert, the owner of record of all the shares of Ovale. He has also been the record holder of the Fabert-Ovale Loan, and is one of the June 2003 Borrowers.

Ratification of Issuance of 5,900,000 shares. See PART I – SECURITIES EXCHANGE WITH OVALE
•
At the Initial Closing, certain people with an interest in Ovale exchanged those interests in Ovale for 5,900,000 shares of Orion.  See “How the Exchange Came About – Initial Closing.  JUnder New Jersey law the issuance must be approved by the pre-issuance shares.

Change in Control SEE PART 3 – ELECTION OF DIRECTORS OF ORION

• Upon full consummation of the Exchange, one of Orion’s two members of the Board of Directors and the officers of Orion will resign and be replaced by designees of the Ovale holders of interests.

Tax and Accounting Treatment

•
The share exchange is structured with the intent that it is a taxable exchange for U.S. federal income tax purposes. However, since all Ovale holders of interests are non-U.S.citizens and are resident outside the U.S. Orion is informed there is no meaningful U.S. income tax consequence.

•
For accounting purposes, the share exchange will be reflected as a recapitalization in which Ovale will acquire Orion. However, Orion will not be seeking advisory opinion from the Internal Revenue Service.

The Charter Amendments. See PART 2 – AMENDMENTS TO THE CERTIFICATE OFINCORPORATION

•	The amendments to the certificate of incorporation which require the vote of the shareholders are as follows:
•	The name of Orion will be changed to Ovale Group, Inc.
•	The number of authorized shares of Orion's common stock will be increased from 10,000,000 to 20,000,000.

•
A new class of 2,000,000 shares of preferred stock will be created with the authority vested in Orion's Board of Directors to set the rights and preferences of the preferred stock without further  shareholder action.

•	The number of shareholder votes necessary to approve certain acts will be changed from two-thirds to a majority.

•	Amendment to Orion’s Certificate of Incorporation to eliminate pre-emptive rights.

The Election of Two New Directors See PART 3 – ELECTION OF DIRECTORSOF ORION

•	Vladimir Fabert and Gilles Neveu, the two principal executive officers of Ovale, will be elected to Orion's Board of Directors by Orion’s current directors at the full closing of the Exchange.

•	Vladimir Fabert and Gilles Neveu will also become Orion’s President and Vice President/Secretary respectively.

Ratifying Selection of Auditors See PART 4 – RATIFICATION OF THE BOARD OF DIRECTORS’ SELECTION OF BLOOM & CO. LLP AS INDEPENDENT AUDITORS

•
The Board of Director's selection of Tabriztchi & Co, LLP, Orion's existing independent certified  public accountants, to examine the financial statements of Orion for the fiscal year ended April 30, 2008, will be ratified.

Votes Required

•
Proposals 1 through 6 described in this Proxy Statement, the Exchange Agreement and each Charter Amendment require approval by two-thirds of the votes cast and counted. Proposals 7 and 8, the election of directors and the ratification of Tabriztchi & Co., CPA P.C. require the vote of a majority of votes cast and counted. The  holders of common  stock are  entitled to one vote for each share held of record on all matters submitted to a vote of shareholders, but on these resolutions, the 5,900,000 shares issued in November, 2004 will not be counted as voting or outstanding.

•
As noted elsewhere in this Proxy Statement in November 2005 and again as of October, 2006, resolutions in lieu of a meeting of shareholders were signed by 67.67% (6,753,328) of Orion’s 9,982,073 shares outstanding.

•
The resolutions were signed by the holders of 2,775,938, or 68%, of the 4,082,073 Orion shares which were outstanding on October 31, 2004; that is, before the Initial Closing and the issuance of any of the 5,900,000 Orion shares pursuant to the Exchange Agreement.  The people who would then be counted in the calculation are the people listed directly above but eliminating Mr. & Mrs. Fabert, and Richard von Tscharner.   None of the people on the list, as so amended, were or are affiliates of Ovale.

•
The shareholders signing the Resolution were Parthian Securities, S.A. Thomas Regan, Roger T. Bernhammer, James T. Patten, Roger M. Rosenberg, Gable International Investments, Ltd., Grove Partner, Pasquale Catizone and Carmine Catizone, Atlantic International Capital Holdings, Ltd. Australian Advisors Corp., Vladimir Fabert, Alexandra Fabert, Richard von Tscharner, Synergy Asset Management, Ltd., Mirabaud & Compagnie, who are the controlling  shareholders of Orion. The same shareholders are anticipated to vote in favor of the resolutions at the meeting.

•	In order for the Exchange to be consummated (Proposal 1) each of Proposals 1, 2 and 3 must be adopted.

EXHIBITS

The following documents are annexed to this Proxy Statement:
Exhibit A: Exchange Agreement dated September 15, 2004
Exhibit B: Amendment to the Exchange Agreement dated November 4, 2005
Exhibit C: Amendment to the Exchange Agreement dated January 3, 2006
Exhibit D: Amendment to Exchange Agreement dated August, 2007 regarding voting of 5,900,000 shares
Exhibit E: Form of Certificate of Amendment
Exhibit F: Audited Financial Statements of Orion
Exhibit G: Audited Financial Statements of Ovale
Exhibit: H: Unaudited Financial Statements of Ovale for the Quarter ended March 31, 2007
Exhibit I: Pro Forma Financial Statements of Orion and Ovale
Exhibit J: New Jersey Statutes Sections14A:10-12 and 14A:11
Exhibit K: Form of Proxy

ACTIONS TAKEN BY THE BOARD OF DIRECTORS

       In Accordance with Section 14A:5-6 of the New Jersey Statutes Annotated, the following actions have been were taken upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the controlling  shareholders.

PART 1: SECURITIES EXCHANGE WITH OVALE SHAREHOLDERS

On June 2, 2003, Orion's Board of Directors and the holders of a majority of the outstanding shares of Orion's Common Stock unanimously approved an Exchange Agreement between Ovale and all of its  shareholders as amended (collectively the "Exchange Agreement").Thereafter, Ovale raised substantial capital and commenced business operations. Principally because of those actions, the 2003 agreement was revised and replaced by the Exchange Agreement dated September 15, 2004. The September 15th agreement was amended as of November 4, 2004 to provide for two closings. In addition, the Exchange Agreement, as amended, provides for the assignment of the €700,000 Fabert-Ovale Loan to Orion. Upon full consummation of this transaction, Orion will issue or will have issued a maximum of 11,775,000 shares of its common stock to the holders of Ovale in exchange for all of the issued and outstanding shares of common stock of Ovale (the "Exchange") and the Fabert-Ovale Loan.  The 11,775,000 Orion shares have been allocated as follows: (a) 10,608,100 Orion shares were, or are to be issued to purchase all the shares of Ovale; and (b) 1,166,700 shares for the assignment of the Fabert-Ovale Loan.  5,900,000 of the 11,775,000 shares were issued at the Initial Closing.  See “How the Exchange Came About and the Money Invested in Ovale: The Initial Closing” on p. 12.  Upon the Exchange, Ovale will become a wholly-owned subsidiary of Orion.  Immediately following the Exchange there will be an aggregate of 15,836,352 shares of Orion common stock issued and outstanding.

            For accounting purposes, although Ovale will become a wholly-owned subsidiary of Orion, the Exchange will be reflected as a recapitalization in which Ovale will acquire the Company. Ovale is a  company that retails high quality, high-end, designer gifts and clothing at retail in Europe for infants up to age 12 months. Ovale opened its first store in Paris, France in December, 2003 and opened its second store in Geneva, Switzerland in December, 2004, a third store in Paris in June, 2006, and a fourth store in Zurich in November, 2006. Ovale's merchandise includes jewelry, footwear, accessories and clothing designed by Gilles Neveu, an established designer in France. Its website is: www.ovale.com.  Its merchandise is manufactured by third parties exclusively for Ovale. Ovale is taking advantage of what its management perceives as an opportunity, created by the absence of a one-stop retail location where fashion conscious parents, grandparents, family and friends can demonstrate their affection for new arrivals by giving tasteful, high quality jewelry, footwear, accessories and clothing as gifts. Ovale also intends to develop a well recognized brand identified with this kind of product. Mr. Neveu is a director, officer and controlling  shareholder of Ovale and will hold those positions in Orion after the exchange.

Orion's common stock is traded on the Over-the-Counter Bulletin Board and quoted on the Pink Sheets under the symbol "ORDT". At the full closing of the Exchange, both of Orion's current officers will resign as officers. Irwin Pearl may remain a director as provided in the Exchange Agreement. Vladimir Fabert and Gilles Neveu, officers and directors of Ovale will be appointed officers and directors of Orion to replace the current Orion officers and two of its directors.

            Orion has no revenue generating operations at the present time. Following the closing of the Exchange Agreement, Ovale will become a wholly-owned subsidiary of the Company. After the full closing, the shares of Ovale and the Fabert-Ovale Loan will represent Orion's sole assets.

Description Of The Exchange– The Votes Needed And The Effective Date Of TheExchange

           On June 2, 2003, Orion's Board of Directors and the Majority  shareholders approved the Exchange Agreement. Orion was incorporated in 1959.  The Exchange is required to be approved by two-thirds of the votes cast by shares outstanding prior to the Initial Closing in Nobember 2004. The Exchange will be effective as soon after the meeting as the Second Closing can be consummated.   No further vote of shareholders is required.

Also as of September 14, 2005, the Board of Directors: (i) approved an amendment to the corporation's certificate of incorporation to Ovale, Inc. upon the consummation of the Exchange, (ii) approved the change of the name of the corporation to Ovale Group, Inc. (iii) increased the authorized capital stock to 20,000,000 shares of which 18,000,000 will be common stock and 2,000,000 will be preferred stock, (iv) ratified the election of Vladimir Fabert and Gilles Neveu to the Company's Board of Directors'; (v) ratified the Board of Directors' selection of Bloom & Co, LLC. as independent certified public accountants to examine and audit the financial statements of the Company for the fiscal year to end on April 30, 2006, and (vi) ratified the acts and actions of management since the last annual meeting of the Board of Directors of the Company.   The Board of Directors has  also ratified the selection of Tabriztchi & Co., P.C.to examine and audit the financial statements of Orion for the fiscal year to end April 30, 2007.  As noted elsewhere, the holders who signed the consents are anticipated to cast votes in favor of these proposals as they did when signing consents in lieu of meeting in 2005 and 2006.

The cost of furnishing this Proxy Statement will be borne by Orion. Orion will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Proxy Statement to the beneficial owners of its voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

How the Exchange Came About and the Money Invested in Ovale.

The First Meetings

On February 25, 2002, Mr. Fabert and Majid El Sohl, the principal of Synergy Asset Management, Ltd. discussed with Ghulamreza Shahbazi, the principal of Parthian Securities, S.A. in Geneva Switzerland, the plan of Gilles Neveu and Mr. Fabert to build a business specializing in high end gifts for infants up to twelve months of age. Mr. Fabert knew Mr. El Sohl and Mr. El Sohl knew Mr. Shahbazi.  They all lived in Geneva, a small entrepreneurial community. Mr. Fabert and Mr. Neveu were friends; they developed an idea.  It was not a “business plan” but was enough to interest Mr. El Sohl and Mr. Shahbazi. For the background of Messrs. Fabert and Neveu, see Business Experience on p. 33. Mr. Shahbazi introduced Richard Iamunno of Atlantic International Capital Holdings, Ltd. to Mr. Fabert in Geneva, Switzerland. Mr. Shahbazi and Mr. Iamunno and known each other for more than five years. While in Switzerland, Mr. Iamunno introduced Mr. Fabert to James Patten, a  shareholder in Orion by telephone.  While in Geneva, Mr. Iamunno and/or Mr. Patten introduced Mr. Pearl, the President of Orion to Mr. Fabert by telephone.  Parthian had invested $50,000 in Orion in a private placement in August 2002. The Parthian investment  was reported in Parthian’s 13D filed in August 2002.

Formation of Ovale
Ovale was formed in Switzerland on October 17, 2002 and Mr. Fabert and Mr. Neveu became (and remain) its sole officers. The company was authorized to issue 100 shares of Class A common stock, 1,000 CHF (i.e., Swiss Francs) par value, and 150 shares of Class B common stock, 5,000 CHF par value, The Class A shares were given Droit Superior which means they have superior rights on liquidation.

Continuing Meetings and Due Diligence
Commencing on November 18, 2002, meetings were held in Geneva, Switzerland as a result of which a letter of intent was entered into between Ovale and Orion.  The meetings were attended by Messrs. Fabert, El Sohl, Shahbazi, Iamunno, and Patten.  Edward H. Gilbert, Esq., then counsel to Orion did due diligence in Geneva in December 2002.  Vladimir Fabert visited New York, NY in mid-May, 2003 to continue the due diligence.  Negotiations took place by telephone between Messrs. Fabert, Pearl, Iamunno, and Gilbert from November 15, 2002 through the signing the first agreement on May 9, 2003.

Class A Shares
On November 11, 2002, Vladimir Fabert, Gilles Neveu,  Ghulamreza Shahbazi,  Majid El Sohl, and Atlantic International Capital Holdings, Ltd. became the Five Original Ovale Investors  when they invested an aggregate of CHF50,000. In June 2003 the same Five Original Ovale Investors also borrowed CHF50,000 ($38,000) from Orion.  On July 23, 2003 they invested an additional aggregate of CHF50,000.  See “June 2003 Borrowers” below.

Loans from Fabert to Ovale
In the last quarter of 2002, during 2003 and the first half of 2004, Mr. Fabert contacted possible European investors personally known to him and entered into arrangements with them to provide funds to the new enterprise.  With one exception, that being through an escrow account, all the funds went directly from the investors to Ovale.   Mr. Fabert gave each investor his personal promissory note which provided that the funds invested would either be returned or they would receive shares in a company public in the U.S. Those funds were booked by Ovale, SA from time to time as a loan on open account from Mr. Fabert. The total loaned to Ovale was $1,719,000.  The investments were booked by Ovale as loans from Mr. Fabert  to Ovale as follows:  $361,786 in 2003, $1,024, 823 in 2004, and $333,298 in 2005 to April 30th.

The Fabert-Ovale Loan
The first €700,000 ($543,770) of the $1,719,000 loans made through Mr. Fabert to Ovale became the Fabert-Ovale Loan.  The money was lent to Mr. Fabert rather than being invested directly in Ovale because Ovale had no credit.  By lending it to Mr. Fabert, a person known to the Ovale investors, he became personally liable.  It also allowed Mr. Fabert to keep control of Ovale.

Class B Shares
On September 26,  2003,  through Mr. Fabert,  investors invested CHF750,000 ($570,000).  These investments were booked as share capital invested from Mr. Fabert.   The Class B  shareholders were issued 4,733,100 Orion shares (including Mr. & Mrs. Fabert’s 2,669,541 shares) at the Initial Closing.  The shares allocated to the Class A and Class B shares was determined in discussions between the principals of Ovale.

The Investment Status of the Funding of Ovale
Each investor in Ovale signed a statement that he was not a U.S. citizen or U.S. resident. ; i.e. non-US persons.  They also acknowledged that the shares they would receive in the U.S. company would be subject to resale restrictions since the exchange of their interests in Ovale for shares of the U.S. company would be structured as a private transaction and the shares would not be registered under U.S. law. The Ovale offering was made in compliance with Swiss law; the offering of Orion shares was made pursuant to Regulation S, Regulation D, which are exemptions from registration.

May 9, 2003 Exchange Agreement
On May 9, 2003 Orion entered into an exchange agreement with the five original investors in Ovale.  The five original investors in Ovale were Vladimir Fabert, Gilles Neveu, Ghulamreza Shahbazi (through Parthian Securities, S.A.), Atlantic International Capital Holdings, Inc. and Majid El Sohl (through Synergy  Asset Management, Ltd.

The “Advance” by Orion to Ovale – May 2003
As reported in the 10QSB of Orion filed on September 18, 2003, in April, 2003, Parthian arranged a private placement for Orion pursuant to Reg. S under which it generated gross proceeds of $306,202 and net proceeds of $281,688.  On May 20, 2003, Orion and Ovale agreed in writing to advance funds  to Ovale to open its first store.  A loan, $214,999 was consummated on May 23,2003.  In July, 2003 an additional $38,080 was wired by Orion to Ovale. Mr. Fabert guaranteed repayment of this Advance to Orion.  (See “The June 2003 Borrowers”) Since that time, Ovale had advanced $62,920 to defray expenses of Orion. Those advances have been used to reduce the debt incurred by Ovale to Orion. The net sum on this loan is booked by Ovale as a “Loan from a Related Party” and by Orion as Notes Receivable and Accrued Interest as of April 30, 2006.

The June 2003 Borrowers
On or about the date of the Advance from Orion to Ovale was made, the five original Ovale investors (the “June 2003 Borrowers”) borrowed 50,000 CHF ($36,000) from Orion.  The loan to the June 2003 Borrowers was booked by Orion as Notes Receivable and Accrued Interest The debt of the June 2003 Borrowers to Orion was  forgiven as part of the Initial Closing (see below) when the June 2003 Borrowers waived payment of their CHF50,000 loan.

The September 2004 Exchange Agreement and the November 8, 2004 amendment
By September, 2004, Ovale had become more than a startup; it had raised substantial money, opened a store in Paris  and was about to open a store in Geneva. The parties went back to the table. As of  September 15, 2004, the May 2003 Agreement was replaced with the “Exchange Agreement”.  The Exchange Agreement increased the number of Orion shares to be issued in exchange for Ovale shares from 5,900,000 to 10,608,100, provided for the issuance of 1,166,900 share for the assignment of the Fabert-Ovale Loan to Orion, and provided that the Orion shareholders were to have at least 25% per cent of the Orion shares after the Closing.  Ovale was valued at $4,879,726, Orion was valued at $1,877,753 and the Fabert-Ovale Loan was valued at $543,770.    The Exchange Agreement was amended by instrument dated as of November 8, 2004.  Among other things, the division into two closings, permitted the release at the Initial Closing of €443,894 held in escrow for use in Ovale’s business, and the assignment of the Fabert-Ovale Loan to Orion. The Amendment set up two closings, and required that certain shares to be issued to the Ovale Class A shareholders be held in escrow until the conditions of the Second Closing were satisfied.  Among those conditions was the delivery to Orion of audited Ovale financial statements.  This occurred in November 2005. For the conditions of the Second Closing, see “The Second Closing – Conditions and Actions to Be Taken and the Two Closings Terms.

The Initial Closing
An aggregate of 5,900,000 Orion shares were to be issued at the Initial Closing in November, 2004.  The certificates issued in the Initial Closing are not registered and are subject to resale restrictions.

The Fabert-Ovale Loan was assigned by Mr. Fabert to Orion and each investor who had received an interest in the promissory note from Mr. Fabert received 1.667 Orion shares per Euro of the Fabert-Ovale Loan in the Initial Closing.  A total of 1,166,900 shares of Orion were so delivered.  These shares are in addition to the 10,608,100 shares for the Ovale shares. The Initial Closing discharged Mr. Fabert’s personal obligation to each investor in the Fabert-Ovale Loan and in regard to Ovale’s Class B shares..

Orion booked the €700,000 Fabert-Ovale Loan at $543,770, the fair value of the 1,166,900 shares issued in exchange for the loan at the time it was acquired.

The people who invested in Class B Ovale shares through Mr. Fabert exchanged their Class B Ovale shares for 5,900,000 Orion shares. However, 1,949,541 Orion shares issued to Mr. Fabert and 720,000 Orion shares issued to Mrs. Fabert (a total of 2,669,541) were placed in escrow pending satisfaction of the conditions for the Second Closing  restrictions.   In other words, 2,063,559 Orion shares were delivered to Ovale Class B shareholders.

June 2003 Borrowers– The June 2003 Borrowers, who are the Five Original Ovale Investors, waived payment of the CHF50,000 and Orion carried out its commitment in the Exchange Agreement to forgive its CHF50,000 loan to them.

Release of Fabert Shares from Escrow
On November 14, 2005, Ovale delivered its audited financial statements as of December 31, 2004, to Orion, thus satisfying the major condition of the Second Closing.  By agreement of Orion and Ovale, the Orion shares of Mr. & Mrs. Fabert were released to them from escrow.

Execution of the Shareholder Resolution
In the Fall of 2005, and again in the Fall of 2006, the holders of more than two-thirds of the Orion shares consented to  the resolution. The holders are identified in “Summary of the Actions To Be Taken – Votes Required and Shareholders who signed the Resolution” above.  The same shareholders are anticipated to vote in favor of the resolutions at the meeting.  However, only the 4,081,532 shares issued prior to the “Initial Closing” will be counted and deemed outstanding.

Votes on the Exchange
On August --, 2007, Orion, Ovale, and Mr. and Mrs. Fabert, confirmed their undersgtanding that the 5,900,000 shares issued at the Initial Closing will not be coungted in the vote on the Exhange, nor will they be counted as outstandjng for purposes of calculating the vote.

The Second Closing – Conditions and - Action to be Taken
The Second Closing is conditioned upon the following::
(a) Delivery by Ovale of the financial statements provided for in the Exchange Agreement.  This was done in November, 2005.  Since that time Ovale has delivered audited financial statements as of December 31, 2005 and 2006.
(b) Orion obtaining authorization from its  shareholders to increase the authorized shares of Orion to 20,000,000 shares, see PART2 herein, the election of Vladimir Fabert and Gilles Neveu to Orion’s Board, see PART3.

At the Second Closing the Five Original Ovale Investors, will receive 5,875,000 shares of Orion in exchange for their Class A shares in Orion. This will discharge any fiduciary obligation that Mr. Fabert has to his fellow Ovale Class A shareholders. See “The Second Closing Below” for other events which will occur.

After the Second Closing
After the Second Closing, Ovale will be a wholly-owned subsidiary of Orion, the  Ovale investors will be in control of Orion and its officers will control Orion’s Board, Orion will have changed its name to Ovale Group, Inc., Orion’s certificate of incorporation will authorize the issuance of 20,000,000 shares, a class of preferred stock will have been authorized, If the Second Closing took place on December 31, 2005 Ovale would have remained indebted to Mr. Fabert in the sum of  $1,579,000. The debt is represented by a non-interest bearing account as of December 31, 2005.

Past Contacts, Transaction or Negotiations

Except as described above, Orion is not aware of any existing or potential conflicts of interest involving Orion or its affiliates with respect to the Exchange.

Terms of the Exchange - The Orion/Ovale Business Combination

The September 15, 2004 Agreement

On September 15, 2004, Orion and the holders of all of the outstanding capital shares (the "Holders") of Ovale, entered into a Share Exchange Agreement that amended, restated and replaced their prior agreements (the "New Agreement"). The original Share Exchange Agreement was entered into in May 2003. Pursuant to the New Agreement, the Holders agreed to tender to the Company all of the 100 issued and outstanding shares of Class A common stock, 1,000 CHF (i.e., Swiss Francs) par value, and all 150 issued and outstanding shares of Class B common stock, 5,000 CHF par value, of Ovale in exchange for an aggregate of 10,608,100 shares of common stock of the Company.

In addition, certain Class A Shareholders of Ovale who borrowed CHF50,000 from the Company in June, 2003 (the "June 2003 Borrowers") and Vladimir Fabert, Ovale's President and principal  shareholder ("Fabert") who arranged for a loan to be made to Ovale for a maximum of €700,000  (the "Fabert-Ovale Loan") agreed that at the closing: (i) Fabert would accept 1.667 shares of Orion's common stock for each Euro lent to Ovale by Orion as payment of the Orion-Ovale Loan; and (ii) the June 2003 Borrowers would accept CHF 50,000 as additional payment for their Class A Ovale shares in full satisfaction of their loan.   The June 2003 Borrowers later waived payment to them of the CHF 50,000 and Orion confirmed forgiveness of their debt to Orion for the same sum.

Termination Provisions And Orion’s Plan If The Exchange Agreement Is Not Consummated.

Article VIII of the Exchange Agreement provides for termination on mutual written consent or by decree or order of a court or governmental, regulatory or administrative agency having jurisdiction.  It can also be terminated by either party as a result of a material and uncured breach of any representation, warranty, covenant or agreement; or as a result of the failure to close  on or before October 30,  2004.  The latter time parameter was modified in the November 8, 2004 amendment to the Exchange Agreement summarized in the Proxy Statement.  Finally, it was agreed that that no termination pursuant to Article VIII will relieve any party of liability for a breach of any provision of the Exchange Agreement occurring before such termination.

In the event the business combination made the subject of the Exchange Agreement is not consummated, the Registrant intends to either: (i) negotiate a termination agreement with Ovale and incorporate the same into a reorganization plan that allows for the substitution of a new business combination partner; or (ii) seek bankruptcy protection.

No party to the Exchange Agreement has expressed an interest in terminating the Agreement.

The November 8, 2004 Two Closings Agreement And The Initial Closing

On November 8, 2004, Orion, Ovale and the Holders entered into an amendment (the "Amendment") to the New Agreement. The purpose of the Amendment was to arrange the release of €443,894 (approximately $524,000) held in escrow to Ovale.  This money was the balance of the €700,000 Fabert-Ovale Loan.  The parties agreed to hold two closings to consummate the transaction proposed by the Exchange. Maitre Frederic Cottier, Ovale's Swiss attorney and a member of Ovale’s Board of Directors, was the Swiss escrow agent who held the money.  He was given no discretion in carrying out his duties as Escrow agent.  As the Amendment recites, as of September, 2004, €256,100 of the €700,000 Fabert-Ovale Loan had been delivered to Ovale.  By agreeing to deliver 1,166,900 Orion shares to the lenders in the Fabert-Ovale Loan, Ovale was able to  receive the €443,894 balance.   Other terms were  negotiated as to what would take place at the Initial Closing.

The Initial Closing, took place as of November 19, 2004. The Initial Closing took place through the Swiss Escrow Agent, Me Cottier.  At that closing;

(1)	Orion delivered 5,900,000 shares of its common stock, $.01 par value per share;

(2)	Mr. Fabert delivered all the issued and outstanding shares of Ovale to Me Cottier;

(3)	the Fabert-Ovale Loan was assigned to Orion;

(4)
Me. Cottier delivered an aggregate of 1,166,900 Orion shares to the owners of the Fabert- Ovale loan and 2,063,559 Orion shares to Ovale Class B investors in proportion to their interests in Ovale; and

(5) (6)
€443,894 ($578,438), a part of the €700,000 Fabert-Ovale Loan was released to Ovale for use in its business.  That release completed the release of all of the  €700,000 Fabert-Ovale Loan to Ovale

The aggregate 2,669,541 shares of Mr. and Mrs. Fabert were placed in escrow to assure delivery to Orion of Ovale’s audited financial statements as of December 31, 2004.

November, 2005 Release

On or about November 14, 2005, the Ovale audited financial statements were delivered to Orion, and, as directed by Ovale and Orion, the Escrow Agent delivered the 2,669,541 shares of Mr. and Mrs. Fabert to them.

The Second Closing

At the Second Closing, the Company will deliver the remaining 5,875,000 shares of its Common Stock to the Five Original Ovale Investors.

The Agreement contains the customary representations and warranties. The distribution of this Proxy Statement is the next step in the closing process. It is anticipated that approximately twenty to thirty days after the distribution of the definitive edition of this Proxy Statement, the second closing will take place and the full acquisition of Ovale by Orion will have been completed.

Upon the closing of the Share Exchange with Ovale:

(1)	Messrs. Vladimir Fabert and Gilles Neveu will be elected as the Company's principal executive officers and as members of the Company's Board of Directors;

(2)	the Company will elect a Chief Financial Officer;

(3)	Irwin Pearl, currently President and a director of Orion, will remain as a member of the Company's Board of Directors, and Thomas F. Regan will resign as a Director and officer;

(4)	Orion will change its name to Ovale Group, Inc.;

(5)	the Company will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

Orion and Ovale shall each pay their own expenses in the proposed transaction. The cost for this Proxy Statement will be borne by the Company. However, as the financial statements of Orion reflect, Ovale  and a non-related person interested in Orion have advanced funds to pay certain of its expenses.  After the Exchange, Orion will retain Ovale as its sole asset.

This Proxy Statement describes elsewhere herein the consent of our board of directors and of its controlling  shareholders, and of Ovale's  shareholders. Except for the Proposals set out in this Proxy Solicitation Material, no other consents are necessary to consummate the transaction to the Exchange.

Orion's Board of Directors believes the Exchange is desirable. Ovale is poised to take advantage of an opportunity to exploit a niche market in high quality, high-end, designer gifts and clothing for infants, newborns up to 12 months of age, through the name and design skills of Gilles Neveu Orion has not had revenue-generating operations in more than ten years.

For further background and conditions for the Second Closing, see “How the Exchange Came About – the September 2004 Exchange Agreement” , the November 8, 2004 amendment , and the other amemdments to the Exchange Agreement all of which are appear on the preceeding pages.

Factors Considered

In adopting and approving the Exchange Agreement, Orion's Board of Directors and controlling  shareholders considered the following factors:

On The One Hand:

•
For many years Orion's business plan was to acquire strategic positions in potentially profitable enterprises that would enhance its value. However, due to a lack of money, Orion was unable to make any such acquisitions. Orion did, however, have a  value as a publicly traded corporation,  but once Orion committed itself to a transaction with Ovale or any other similar transaction it would lose the opportunity to seek a better deal.  Moreover the length of time that it would take to do the deal might eliminate any other opportunity in the foreseeable future.  If the Ovale transaction failed Orion might be so tainted that no one would want to enter into any transaction with it in the fickle reverse merger company market.

•
Ovale was a start-up when it entered into its contract with Orion.  Many companies are conceived, but few succeed well enough to attract market support.  If Ovale was, or is unable, to grow substantially in a relatively short time, and show profits in the highly competitive retail field, it will be viewed as a humdrum company and not a worthy investment.

•
Ovale is a privately-held company that was seeking to reverse merge with, or to be purchased by, a public U.S. company in order to attempt to gain access to funding and a greater shareholder base.  There was no assurance that having entered into a contract with Ovale it would be able to raise capital.  The Ovale transaction, or any similar transaction, would mean that the large  shareholders of Orion would be replaced by those of Ovale, complete strangers to them.  There could be no assurance that they would manage the company in the best interests of the existing Orion shareholders.

•
Ovale had embarked on a retail operation in a tiny niche market, high end gifts and clothing for infants up to twelve months old.  The idea was novel and no matter how creative the designs, if it did not appeal to a wide enough customer base, it was likely to fail, thus leaving the Orion  shareholders back where they started.

•
Ovale’s operation was, and is, in Europe, an ocean away from most of Orion’s  shareholders.  That would, and does, add to the difficulty in assessing Ovale’s prospects, by physical inspection of its facilities and meeting with its management.

•
Except for its intent to expand, as a going concern Ovale would not have to rely on loans from related parties, since its revenues would be adequate to cover its operating expenses as a company with a few stores.  However, it had, and has, expended large sums to “brand” its name and products and promote the company.  Primarily because of this effort, since inception on October 17, 2002 until December 31, 2006, Ovale incurred a cumulative loss of f $3,577,200, and as of December 31, 2006 had a cumulative deficit of $3,078,058.  Ovale required, and requires, further external financing  to carry out  its growth strategy.  If this financing is not available, Ovale will have to reduce its growth plans to the growth that could be, or can be, financed through its operational cash flow.

•
 Although by September, 2004,  it had raised significant capital, it was dependent on loans from related parties and its concept might not be profitable.  The expenditures of large sums to expand the operation, and brand “’’Ovale” might also be unprofitable.    These factors have required the auditors to note that the continuation of Ovale as a going concern is in question.  See the auditor’s opinion accompanying the Ovale financial statements.  In addition, Ovale’s operation was in Europe, an ocean away from most of Orion’s  shareholders.

•	The transaction with Ovale’s shareholders would substantially dilute the original Orion shareholder’s holdings.

•
The Board of Directors of Orion reviewed alternative strategies that might be pursued by Orion and  what might be achieved through those strategies, and concluded that the alternative strategies were unlikely to result in a greater value to Orion or its shareholders.

•
The alternative strategies reviewed and considered by the Registrant’s Board of Directors were: (i) the abandonment of the search for a business combination partner and the attendant liquidation of the Registrant’s operations; (ii) the commencement of a new line of business; and (iii) the negotiated sale of a control position in the Registrant. The alternatives were not quantified.   Since the Registrant’s management was without access to new lines of business and no one  shareholder controlled the Registrant, the Registrant’s management concluded that the proposed business combination with Ovale was likely to succeed.

On The Other Hand

•
At the time the Exchange was agreed upon in the Spring of 2003, the ultimate alternative would have been to liquidate Orion.  According to the balance sheet of Orion as of A;pril 30, 2003, the liquidation value of Orion would have been a negative $47,356. If a liquidation of Orion were to take place as of about the date of this Proxy solicitation material,  Orion’s only meaningful asset would the Fabert-Ovale Loan.  As of March 26, 2007, the €700,000 Fabert-Ovale Loan had a value of $931,140.  It has risen in value primarily because of the rise in the euro in relation to the dollar.  The liquidation value would approach that figure because Orion has little debt.

•
the acquisition of the shares of Ovale would give the security holders of Orion the opportunity to participate in a company which may be able to take advantage of a perceived opportunity in the retail sale of tasteful, high quality jewelry, footwear, accessories and clothing for infants in Europe.  If the concept succeeded, it would attract capital adequate to expand and become profitable.

The foregoing discussion of the information and factors considered and given weight by the Board of Directors is not intended to be exhaustive.

Ovale’s Business

Organization

Ovale was incorporated on October 17, 2002, in accordance with the laws of Switzerland. Ovale's headquarters is located at 36 Boulevard Helvèique CH-1207 Geneva, Switzerland. Ovale's telephone number is (41) 22 593 0077 and its Facsimile number is (41) 22 593 0078.

Overview

Upon full consummation of the transaction, Orion will continue Ovale’s business in its present format and does not anticipate any change in the foreseeable future.  Ovale is a company engaged in the contract manufacture and retail marketing of high quality, high-end, designer gifts and clothing for newborns and infants up to 12 months of age. Ovale's products include jewelry, footwear, accessories and clothing designed by Gilles Neveu, an established designer in France. Ovale intends to take advantage of what its management perceives as an opportunity created by the absence of a one-stop retail location where fashion conscious parents, grandparents, family and friends can demonstrate their affection for new arrivals by giving tasteful, high quality jewelry, silverware, clothing, and accessories. Ovale's goal is to become a well known brand for such goods and to expand its products worldwide.  The combined Orion-Ovale company will continue in this line after the Exchange.

Business Strategy

Ovale's business strategy consists of the following principal elements:

Focused Market.
Ovale is taking advantage of the natural desire of parents, grandparents, family and friends to welcome newborn babies into the family fold with gifts, whether informally or at baby showers, baptisms, naming ceremonies, and the like. Ovale  is focusing  its efforts on the well to do and fashion conscious segment of the European newborn gift buying public who demand the highest quality gift to express their joy and affection;

Diverse Competition.
Ovale believes that although numerous competitors exist for each of Ovale's product categories, there is an absence in Europe of one-stop retail locations for tasteful, high quality jewelry, footwear, accessories and clothing. Accordingly, the spending power of the affluent newborn gift giver has been diluted. Existing competitors provide practical necessities (i.e., bottles, diapers, etc.), clothing, toys, or jewelry. Ovale's management does not know of any highly visible gift outlets for jewelry, silverware, clothing, accessories and clothing devoted to infants.

Brand Awareness.
Ovale is creating a brand name for gifts for infants that can be relied upon to have been designed or selected by an industry recognized designer and to insure unquestioned quality, fit and workmanship. Recent press coverage in France indicates that Ovale's products are starting to gather a following.

Ovale’s Current Financial Condition

Since its inception in October, 2002, Ovale has been dependent upon external sources for its financing.  Since its inception,  to December 31, 2006 it raised Euros and USD equal to $2,972,919 (booked as Shareholder and Related Party Loans) plus $687,310 (CHF850,000) invested in shares of Ovale.  The amount due to shareholders and related parties was $3,422,334 and investment in shares of Ovale to $687,310, as of March 31, 2007. It incurred a cumulative loss (to December 31, 2006)  of $3,577,200 and had a cumulative deficit of $3,078,058 as of December 31, 2006.  As of  March 31,  2007, it had incurred a cumulative loss of $3,888,692 and had a cumulative stockholders’ deficit of $$3,414,871. It has continued to incur losses, and has a net capital deficiency.  As such Ovale’s auditors have stated in their opinion that these conditions raise substantial doubt about Ovale’s ability to continue as a going concern. Ovale will require further external financing  to carry out  its growth strategy and may continue to incur substantial losses and capital deficiencies.  If external financing does not continue to be available, Ovale will have to reduce its growth plans to the growth that could be financed through its operational cash flow.  See “Certain Risk Factors Which May Affect Ovale's Future Performance.”

Foreign Subsidiaries

Ovale conducts it retail business in France through a wholly-owned subsidiary,  Ovale France S.R.L. which was organized on November 12, 2003.  It may organize other subsidiaries in whatever jurisdiction it opens a facility in the future.

Legal Proceedings

Ovale is not a party to any legal proceedings.

Ovale’s Property and Development of Its Business

1.	Ovale’s Headquarters
Ovale’s corporate headquarters is located in Geneva, Switzerland, where it leases a 113  square meter suite in a business district, staffed by the executive staff of Ovale.  The lease, entered into in November, 2002 is for 5 years but is cancelable by either party upon three months’ notice.    The current rent is CHF60,372 (approx. $45,000 per annum). The space is adequate for the foreseeable needs of the company.

2.	Paris Retail Store
On July 15, 2003, Ovale signed a lease for its first retail store in the Boulevard St. Germain district of Paris, France. The store, consists of approximately 70 square meters (i.e., 753 square feet) opened for retail business on November 15, 2003. The lease is for an initial term of five years with an option to renew for an additional nine years. The rent is €7,000 per month (approximately $8,400) subject to annual increases in the French Rent Index (the practical equivalent of the U.S. Consumer Price Index). In addition, the Company paid  €320,000 (approximately $384,000) in what is known as "key money" to the existing tenant. Should the Company elect to abandon the Boulevard St. Germain store, Ovale's Board believes it would be able to recoup its key money through the sale to another tenant.

3.	Geneva Retail Store
Ovale signed a lease for its second retail store, located in downtown Geneva, Switzerland, on August 17, 2004. The store consists of approximately 45 square meters (i.e., 485 square feet) and opened for business on December 15, 2004. The rent is CHF 56,000. - per year ($44,240) plus 8% of revenues, for a lease starting as of September 1, 2004. The lease is for an initial term of five years. In addition, the Company paid CHF 45,000 - in what is known as "key money" ($35,550) to the existing tenant. Should the Company elect to abandon this store, it would be able to recoup its key money through the sale to another tenant.

4.	Second Paris Retail Store
A lease for a second Retail Store in Paris, France, was entered into on June 15, 2006 and the store was opened at about the time the store was opened..  The store consists of approximately 45 square meters (i.e. 485 square feet), and is located in the "Rive Droite" area of Paris.  The lease is non-cancelable for ten years with a fixed rent of €70,000 ($85,000) per annum.

5.	Zurich Retail Store
A lease for a store in Zurich, Switzerland was entered into on  October 1, 2006 and the store was opened on November 9, 2006. .  The store consists of approximately 35 square meters (i.e. 376 square feet), and is located across the street from the Widder Hotel. The lease is non-cancelable for 5 years with a fixed rent of CHF 51,216  per annum.

Development of Ovale's Business

As well as opening its own stores, Ovale intends to create awareness for its product line through negotiated distribution agreements and strategic alliances with luxury good retail stores, luxury hotels, hospitals, gift shops and department stores. In this regard, and as of the date of this Proxy Statement Ovale has taken the following steps to achieve its goals. There can be no assurance that any of Ovale's plans as enumerated herein will materialize or lead to profitable operations.

If and when, the Paris and Geneva locations reach adequate sales levels, Ovale intends to open additional shops in other selected high income locations throughout Europe.

5.	Clinique des Grangettes Contract (Geneva)
Clinique des Grangettes is a very well known Swiss Private Clinic offering state-of-the art facilities in Obstetrics, which delivers over 1,000 newborns each year.    Sales to the Clinique commenced in April 2006. Grangettes purchases merchandise directly from Ovale at a discounted price and provides an Ovale gift to each child born at the hospital. This merchandising agreement has been extended to other products, such as pajamas, that fit newborns. Management believes that the gifts will build up awareness of the Ovale label with parents of newborns. American Hospital purchases approximately $10,000 per quarter from Ovale.

6.	American Hospital Alliance (Paris)
In December 2003 Ovale entered into a merchandising  agreement with the American Hospital in Paris, a major general hospital with approximately 600 deliveries per year. The American Hospital purchases merchandise directly from Ovale at a discounted price and provides an Ovale gift to each child born at the hospital. This agreement has been extended to other products, such as pajamas, that fits  newborns. Management believes that the gifts will build up awareness of the Ovale label with parents of newborns. American Hospital purchases approximately $10,000 per quarter from Ovale. The agreements are open ended as to their term. Ovale is currently attempting to negotiate similar arrangements with other hospitals in both France and Switzerland.

7.	Ovale’s Website
On September 5, 2005, Ovale launched its own marketing website (www.ovale.com), making all its range of products available through an online store. Featuring secured transaction process, the online store is displayed both in English and French.  Ovale’s website generates approximately $15,000 in sales per quarter.

8.	Other Proposed Development	Ovale is currently seeking to extend its presence on the French market by testing various points of sale outlets, mostly in the south of France (Saint Tropez, Marseille, and Bordeaux).

Contract Manufacturing and Sourcing

Ovale has developed relationships with third party manufacturers primarily in France, Spain Portugal, Italy, China and Madagascar. These relationships are strategic and long-term in nature. These vendors are expected to provide labor and conduct hiring practices consistent with local laws. Furthermore, at Ovale's initiative, these vendors are required to become Worldwide Responsible Apparel Production ("WRAP") certified. Pricing terms with these vendors are negotiated on an item-by-item basis and Orders are supplied on a purchase order basis.  While the relationships are established and expected to be long term in nature, each contract is negotiated individually on an item-by-item basis with the items to be made to Ovale’s specifications and to be delivered within a few months of the placement of the orders.  No contract, contractor or supplier is material to the business.  The contracts variably require payment in Swiss Francs, Euros or U.S. Dollars.

Customers

Most of Ovale’s customers appear to be fashion conscious parents, grandparents, family and friends that shop at Ovale's retail stores.  At present, most of Ovale’s business is on a retail basis and no one customer is material to its business.  Ovale anticipates that the other principal customers for Ovale's products will be luxury good retail stores, luxury hotels, hospitals and department stores located primarily in Europe. At present  Ovale does not believe that it is able to enter into long-term or other purchase agreements with these other potential customers.  Ovale does not have any distribution contracts.

Effect of Currency Fluctuations

Ovale conducts its business in Swiss francs, (CHF).  However, its customers in France are likely to purchase with Euros. Customers in either France or Switzerland may also have other currencies with which they desire to purchase.  Currencies are translated into the currency of the location of the outlet at the point of sale, thus avoiding currency fluctuation issues in regard to retail sales.  However, from time to time longer term sales contracts may have fixed prices stated in currencies other than CHF.  Manufacturers may require payment in US dollars, Euros, or CHF.  Moreover, for purposes of compliance with the disclosure requirements of U.S. securities laws, Ovale translates its finances into US dollars.   For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within shareholders equity.   Currency fluctuations can have a substantial negative (and positive) affect on Ovale’s financial position, as is shown in its Consolidated Balance Sheet as follows:

December 31, 2003	$ (54,826)
December 31, 2004	(147,265)
December 31, 2005	66,335
December 31, 2006	188,168
March 31, 2007	(213,489)

Competition

The infant apparel and gift market, although fragmented, is highly competitive. Both branded and private label manufacturers compete in the infant apparel market. Competition generally is based upon product quality, brand name recognition, price, selection, service and convenience. Ovale's primary competitors are general retailers, the European equivalent of mother and baby gift, jewelry and premium clothing stores such as Tiffany's, Bergdorf-Goodman and Neiman Marcus and certain specialty stores catering to that level of customer. Ovale's ability to compete will depend, in substantial part, on its ability to establish its brand name as a high-end brand different from the usual infant gift offerings, to create market awareness and Ovale's ability to maintain the high-quality of its products with its own outlets.

Trademarks and Licenses

Ovale believes that its business will largely be dependent on the establishment of the Ovale brand name. Ovale has registered the Ovale logo and trademark in the United States, Europe under the Madrid Convention. It is currently proceeding to register for protection in Asia. Ovale has not entered into any written licensing agreements with respect to its name and trademark or any of its products.

Certain Risk Factors Which May Affect Ovale's Future Performance

Forward Looking Statements     The discussion in this Proxy Statement contains certain forward-looking statements, including statements regarding planned capital expenditures, planned store openings, expansions and renovations, future cash generated from operations and future cash needs. Such forward-looking statements, in particular, and Ovale's anticipated business and/or operating results, in general, involve risks and uncertainties. Actual results may differ significantly from the results discussed in the forward-looking statements due to a number of factors, many of which are beyond our control. The following discussion highlights some of these factors and the possible impact of these factors on future results of operations. Given these factors, we cannot assure you that we will be able to effectively continue in business or ever establish profitability.

1.	Ovale Has A Short Operating History, Minimal Revenues And Minimal Assets

                Ovale has a short operating history and no earnings from operations. Ovale has no significant assets or financial resources. Ovale has incurred operating expenses in excess of corresponding revenues. This may result in Ovale incurring a net operating loss, which will increase continuously until it can generate cash flow from operations adequate to cover its expenses. There can be no assurance that the Paris store will ever become profitable. The failure of Ovale's initial retail store to achieve profitability will have a material adverse effect upon Ovale's ability to implement the balance of its business strategy as expressed in this Proxy Statement.

2.	It Is Difficult to Evaluate Ovale's Business and Prospects because it has a short Operating History

                Ovale was formed on October 17, 2002, has generated little revenues from operations and the success of its proposed plan of operation will depend to a great extent on the ability of management to successfully implement an untested business model with limited capital. Ovale's short existence and its moderate working capital make it difficult to evaluate Ovale's current business and prospects or to accurately predict its future revenue or results of operations. The ultimate success or failure of this endeavor is dependent upon numerous factors beyond the control of Ovale's management.

3.	Ovale May Not Be Able to Operate Successfully if it is Unable to Hire Qualified Additional Personnel.

                 The success of Ovale may largely be dependent on the personal efforts and abilities of its management and its ability to attract and retain qualified key personnel in the future. None of Ovale's management team has ever operated a retail store or has any experience with the contract manufacture and marketing of products for infants. In addition to performing their regular duties, Ovale's management must spend a significant amount of time devising strategies to execute its untested business model. Also, because customer service is expected to be a defining feature at Ovale's retail stores, it must be able to hire and train qualified sales associates to succeed. Ovale's inability to attract, train, oversee and retain qualified store managers and sales associates or a labor shortage that reduces the pool of qualified sales associates will have a material adverse effect on its growth, its operations and its financial position.

4.	Because Ovale Intends To Purchase Its Products Internationally; Its Business Is Sensitive To Risks Associated With International Business.

               Ovale's clothing products are being manufactured to its design specifications by independent factories located primarily in France, Spain, Portugal, Italy, China and Madagascar. As a result, a portion of Ovale's business is subject to the risks generally associated with doing business abroad, such as foreign governmental regulations, currency fluctuations, adverse conditions including epidemics, natural disasters, social or political unrest, disruptions or delays in transportation or customs clearance, local business practices and changes in economic conditions in countries in which its clothing suppliers are located, and where it sells it merchandise.

5.	Ovale's Business May Be Harmed By Additional Regulation Of Foreign Trade Or Customs Delays.

                Ovale's business is expected to be subject to the risk that France and other countries in which it would operates may adopt additional regulations relating to imported apparel products, including quotas, duties, taxes and other charges or restrictions on imported apparel. Ovale cannot predict whether additional quotas, duties, taxes or other charges or restrictions will be imposed upon the importation of its products in the future, or what effect any such actions would have on its business, financial position and results of operations. If any such charges or restrictions are imposed, the supply of products could be disrupted and their cost could substantially increase, either of which could have a material adverse effect on any operating results that Ovale may generate. Unforeseen delays in customs clearance of any goods could have a material adverse impact on Ovale's ability to deliver complete shipments to its initial Paris store as well as any of its other proposed stores, which in turn could have a material adverse effect on Ovale's projected business and operating results.

6.	Ovale may be Subject to Negative Publicity, or be sued if its Contract Manufacturers Violate Labor Laws, or Engage in Practices that its Customers Believe Are Unethical.

                Ovale has required its independent manufacturers to operate their businesses in compliance with the laws and regulations that apply to them. Although Ovale intends to cause its personnel to periodically visit and monitor the operations of its independent manufacturers, it cannot control their business and labor practices. If an independent manufacturer violates labor laws or other applicable regulations, or if such a manufacturer engages in labor or other practices that diverge from those typically acceptable in Europe, Ovale could in turn experience negative publicity or face legal action. Negative publicity regarding the production of Ovale's products could have a material adverse affect on any sales of its products and its intended business, and a lawsuit could have a material adverse effect on Ovale's financial position.

7.	Ovale's Business may be Sensitive to Economic Conditions that Impact Consumer Spending.

                 Ovale is aware that any financial performance that it generates is sensitive to changes in overall economic conditions that impact consumer spending, particularly discretionary spending. Future economic conditions affecting disposable consumer income such as employment levels, business conditions, interest rates and tax rates could reduce consumer spending or cause consumers to shift their spending to other products. A general reduction in the level of discretionary spending or shifts in consumer discretionary spending to other products could have a material adverse effect on Ovale's prospects for growth, net sales and profitability.

8.	Ovale's Business May Be Sensitive To Changes In Seasonal Consumer Spending Patterns That Are Beyond Its Control.

                Historically, in Europe a disproportionate amount of retail sales and a significant portion of net income have traditionally been realized by retailers during the months of November and December, the holiday season. Retailers have also traditionally experienced periods of increased sales activity in the early Spring, during the period leading up to the Easter holiday, and in the early Fall, in connection with back-to-school sales. Changes in seasonal consumer spending patterns for reasons beyond Ovale's control could result in lower-than-expected sales during these periods. Such a circumstance could cause Ovale to have excess inventory, necessitating markdowns to minimize this excess, which would reduce any profitability it was able to generate. Any failure by Ovale to meet its business plans for, in particular, the third and fourth quarter of any fiscal year would have a material adverse effect on any earnings it might otherwise be able to generate, which in all likelihood would not be offset by satisfactory results achieved in other quarters of the same fiscal year. Also, because Ovale would typically spend more in labor costs during the holiday season, hiring temporary store employees in anticipation of holiday spending, a shortfall in expected sales during that period could result in a disproportionate decrease in any net income.

9.	The Highly Competitive Business In Which Ovale Operates May Impair Its Ability To Generate, Maintain And Grow Its Sales And Results.

                The children's apparel segment of the upscale specialty retail business is highly competitive, and Ovale may not be able to compete successfully in this or the gift, silverware, jewelry and accessory aspects of its proposed business. Ovale's initial Paris store and other stores will compete with several French and European specialty stores such as Bonpoint and Baby Dior. Ovale competes with a wide variety of local and regional specialty stores in Paris and with certain other retail chains. Ovale also competes with children's retailers that sell their products by mail order or over the Internet. Virtually all of these competitors are larger and have substantially greater financial, marketing and other resources than Ovale has or may ever expect to have. Increased competition may reduce sales and gross margins, increase operating expenses and decrease profit margins.

10.	Ovale's Expected Results May Be Impaired By Changes In Fashion Trends And Consumer Preferences.

                 Ovale's sales and profitability depend upon the continued demand by customers for its jewelry, silverware, clothing and accessories for newborns. Ovale's management believes that any success will depend in large part upon the ability of its designer, Gilles Neveu, to anticipate, gauge and respond in a timely manner to changing consumer demands and fashion trends and upon the appeal of Ovale's products. There can be no assurance that Ovale will be able to generate demand for its jewelry, silverware, accessories and clothing for newborns, that any such demand will not decline, or that Ovale will be able to anticipate, gauge and respond to changes in fashion trends. A decline in demand for Ovale's products for newborns or a misjudgment of fashion trends could have a material adverse effect on Ovale's future business, financial condition and results of operations.

11.	Damage To Ovale's Computer Systems Could Severely Hamper Its Ability To Manage Its Business.

                Ovale anticipates that its retail and other operations will become dependent upon its ability to acquire, install, operate, maintain and protect a comprehensive computer system, on which it is expected to rely to manage purchase orders, store inventory levels, web applications, accounting functions and other aspects of its expected business. It is expected that this system will be installed in its retail stores. Any natural or other damage to this system such as from fire, floods, earthquakes, power loss, telecommunications failures, and similar events would disrupt business for an indeterminate length of time.

12.	Ovale Has Not Conducted Any Formal Marketing Or Research Study.

                Ovale's success will be materially dependent upon its ability to successfully market and resell its high quality, high-end, designer gifts and clothing for newborns up to 12 months of age. However, and despite Ovale's extensive due diligence investigations and internal research and development activities, Ovale has not conducted or commenced a formal market or research study to determine whether a viable and continuous demand exists for its high quality jewelry, footwear, accessories and clothing for newborns in the Greater Paris Metropolitan Area or elsewhere in Europe. There can be no assurance that demand will exist for Ovale's merchandise or that Ovale's business strategy is sufficiently unique that it application will generate profitable sales in its initial store in Paris upon which its entire business expansion plans are based.

13.	Ovale Will be Dependent on its Key Personnel.

            At the present time, Ovale is highly dependent on Vladimir Fabert and Gilles Neveu, Ovale's President and Chief Executive Officer and Chief Designer, respectively, Ovale's two full-time employees, and the part-time efforts of Me. Frederic Cottier Ovale's Vice President and Chief Financial Officer, respectively, none of whom is yet the subject to key-man insurance policies owned by Ovale. The loss of the services of any of these individuals would be extremely detrimental to the conduct of Ovale's proposed business. Ovale's successful operations in the future may depend on the ability to employ additional qualified key personnel, of which there can be no assurance.

14.	Ovale/Orion’s Officers and Directors May Be Non-Residents of the United States.

            It is planned that the operations of the company, after the Exchange will be conducted from Switzerland by officers and directors who are not residents and are not citizens of the United States.  Initially and primarily they will be Messrs. Fabert and Neveu.

15.	Enforcement of U.S. securities laws in Switzerland or against residents of Switzerland May Be Difficult.

            There is a risk that U.S. Courts will not take jurisdiction over the non-resident officers and directors of the Company if suit is instituted against them in U.S. Courts.  Swiss courts might not enforce the U.S. judgments.  Generally, courts in the United States will take jurisdiction over people outside the United States if the court determines that the subject person was “doing business”, or “transacting business” in the jurisdiction of that court.  The determination of whether the person was “doing business” or “transacting business” is a fact intensive investigation.  Service of process from an American court can be accomplished utilizing established Swiss procedures under the Convention on The Service of Process Abroad, a treaty to which both the United States and Switzerland are signatories.

            If judgments are entered in U.S. courts, it may be necessary to enforce those judgments in courts outside the United States. There is no treaty between the United States and Switzerland regarding the enforcement of judgments rendered in the other jurisdiction.  However, under Swiss statutory law, the international principle of “comity” is applied.  That principle recognizes the judgment of a court in another country upon determination that procedural and substantive due process was provided to the parties, and the subject matter and determination of the court is compatible with the laws of the enforcing country; in this case, that would be Switzerland.  There can be no assurance that the Swiss courts would recognize a judgment entered in a U.S. court based upon the U.S. securities laws.   Nor can there be any assurance that the Swiss courts would take original jurisdiction of an action commenced against officers of Orion resident in Switzerland based upon the U.S. securities laws.

16.	Ovale Has Never Paid A Dividend.

Ovale has paid no dividends on its Common Stock since its inception and presently intends to continue to retain all earnings, if any, for use in its business. Investors who anticipate the need for either immediate or future income by way of cash dividends from their investment should refrain from investing in Ovale's securities.

Legal Proceedings

Ovale is not a party to any legal proceedings.

Management’s Discussion And Analysis Of Financial Condition And Results Of Operation

The following discussion should be read in conjunction with Ovale’s audited financial statements for the fiscal years ended December 31, 2007 and 2006, its unaudited financial statements for the quarters ended March 31 2007 and the related notes.  Those statements and notes appear elsewhere in this Proxy Statement.  This discussion contains forward-looking statements that reflect plans, estimates and beliefs.  Our actual results could differ materially from those discussed in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed below and elsewhere in this Proxy Statement, particularly in the “Certain Risk Factors Which May Affect Ovale's Future Performance”.

When used in conjunction in the following discussions, the words “believes,” “anticipates,” “intends,” “expects,” and similar expressions are intended to identify forward-looking statements.

Overview

Ovale has limited operations, but its continuing source of revenues are not sufficient to pay for its costs and expenses. It has working capital and stockholders’ deficits.   Present operations require substantial capital and until revenues are sufficient to fund ongoing operations, Ovale will be highly dependent on external sources of financing.  Ovale believes that the increased number of stores and the subsequent increase in revenues will allow Ovale to raise additional funds from investors to finance its growth up to the point where revenues will be sufficient to fund ongoing operations.

Ovale has no internal sources of liquidity and does not expect to generate any positive cash flows in the immediate future. These conditions raise substantial doubt about its ability to continue as a going concern.

However, Ovale has already completed the development stage. Its revenues increased from $632,057 to $967,306  its assets from $1,497,431 to $2,127,780 and its gross profits from $322,901 to $553,550, from fiscal year 2005 to 2006, respectively.  Presently, Ovale is in the growth and marketing phase.  It needs to triple its sales and gross profits to pay for its operating expenses of $1,680,478.   There are some positive indications such as decrease of almost all costs as a percentage of sales.   Ovale intends to attempt to
1.
To search world markets for cheaper sources of supply and obtain volume discounts to increase the gross profit margin over the current 57%, and thus decrease its cost of sales as a percentage of sales.

2.	To attract additional customers due to established quality, brand name and high class locations.(Paris Store 17% increase)
3.	To establish new stores and expand sales to make additional gross profits to pay for the operating expenses.( 6 to 8 stores )

Critical Accounting Policies and Estimates

Consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) As such, management is required to make certain estimates, judgments and assumptions that they believe are reasonable based on the information available. These estimates and assumptions affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented.

Principles of consolidation

The consolidated financial statements include the accounts of Ovale, and its French subsidiary. All significant inter-company transactions and balances are eliminated in consolidation.

New Accounting Pronouncements

There are a number of pronouncements of the U.S. Financial Accounting Standards Board (“FASB”) which affect or may affect Ovale’s presentation of its financial statements.  These are set out in footnotes to those financial statements.  Rather than repeat them here, we urge you to read them in conjunction with this Management’s Discussion.

The following are particular factors which we think you should consider in reading Ovale’s financials.  However, they should not be considered to the exclusion of the other factors in the financial statements or elsewhere in this Information Statement, since this entire document should be read as a whole.

Inventories

Inventories consist of finished goods and packing material. Ovale designs its own products, which are manufactured by independent suppliers.  Products are entered in inventory upon delivery and only after inspection and acceptance of quality. Products that do not meet Ovale’s quality standards are returned to suppliers at no costs for Ovale. Ovale’s policy of accounting for inventory is to use the average cost method.

Leasehold Rights and other intangible assets

Ovale adopted Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, effective with the beginning of fiscal year 2003. In accordance with SFAS No. 142, Ovale’s   Leasehold Rights (Key Money), which is a marketable right even upon the termination of the lease agreement, is evaluated for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Based on this annual evaluation, Ovale has concluded that there is no impairment of its Key Money, an indefinite life intangible assets.

Functional currency

Ovale’s operations are located in Switzerland and in France. Ovale operates in Swiss Francs (CHF). For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within stockholders equity.  The net effect of exchange rates in our general operations is covered in “Effect of Currency Fluctuations”

Cash and cash equivalents

From time to time, Ovale has cash which it invests in money market instruments. Ovale considers all highly liquid investments with original maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Concentration of credit risk

Ovale sells its products through its retail outlets principally to customers for cash. Financial instruments that potentially expose Ovale to concentration of credit risk consist primarily of cash deposits and accounts receivable. The Company places its cash deposits with high-credit quality financial institutions. Accounts receivable represents sales to independent retail stores with corner shops operated under Ovale’s label. At the moment these stores are limited in numbers and Ovale does not have a material receivable against any of them. Ovale’s allowance for bad debts, returns and allowances was US$ 0 for each reporting date. Ovale believes no significant concentration of credit risk exists with respect to these cash deposits and accounts receivable.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives. The leasehold improvements are amortized over the life of the improvement or the lease period, whichever is less (9 years).

Valuation of long-lived assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which the Company adopted effective with the beginning of fiscal year 2003, the Company assesses the carrying value of its long-live assets for possible impairment based on a review of forecasted operating cash flows and the profitability of the related business. The Company did not record any impairment losses for in fiscal 2006 or fiscal 2005.

	Total
	2006	2005
Long-lived assets-net	$776,323	$342,919

Revenue recognition

Sales are recognized at the point of sale, which occurs when merchandise is sold over-the-counter for consumer transaction or, for wholesale channels to the boutique locations, upon shipment of merchandise, when title passes to the customer. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded.

Shipping and handling

Shipping and handling costs when incurred (deliveries to independent corner shops) are included in cost of goods sold.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Non-monetary transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

Basic and diluted earnings per share

Basic earnings (loss) per share (“EPS”) is computed based on the weighted average number of common shares outstanding for the period. Diluted EPS gives effect to all dilutive potential shares outstanding (i.e., options and warrants) during the period.

Results of Operations

The following is a comparison and commentary on certain items in the financial statements of Ovale for the fiscal years ended December 31, 2005 and 2006.

The following should be read in conjunction with our consolidated financial statements and the related notes. The following table sets forth, as a percentage of sales, certain items appearing in our consolidated statements of operations.

OVALE S.A.
(A development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2006		Year ended December 31, 2005
	(Audited)		(Audited)
Sales	$967,306	100.0%	$632,057	100.0%
Cost of goods sold	413,756	42.8%	309,156	48.9%
Gross profit	553,550	57.2%	322,901	51.1%

Salaries	564,137	58.3%	435,326	68.9%
General administrative	721,939	74.6%	562,966	89.1%
Marketing	270,955	28.0%	265,486	42.0%
Professional fees	123,447	12.8%	61,243	9.7%
Total operating expenses:	1,680,478	173.7%	1,325,021	209.6%
Income (loss) from operations	(1,126,928)	-116.5%	(1,002,120)	-158.5%

Total other income (expense)	(73,732)	-7.6%	(44,687)	-7.1%

Income (loss) before taxes	$(1,200,660)	-124.1%	$(1,046,807)	-165.6%

Net sales

Our fiscal 2006 sales increased $335,249, or 53%, compared to fiscal 2005. This increase is mainly due to opening of the second and third stores in Paris and Zurich, respectively.  In addition the first Paris store’s sales increased by 17% in 2006 over 2005.

Cost of goods sold

Cost of goods sold increased by $104,600 (34%) from $309,156 to $413,756, from fiscal 2005 to fiscal 2006.  Cost of goods sold as a percentage of net sales decreased 6.1% in fiscal 2006 compared with fiscal 2005. This decrease is a reflection of finding new sources of supply and the greater negotiating power that Ovale has achieved with its suppliers due to the increasing sales and resulting orders.

Gross profit

Our fiscal 2006 gross profit increased by $230,649, or 71.4% , compared to fiscal 2005. This increase reflects the 63% increase in net sales  as compared to only a 34% rise in cost of goods sold.

Ovale is sensitive to many factors that may have a negative impact on its sales and profitability. Those factors include, and are not limited to, overall economic conditions, changes in fashion trends and consumer preferences. Most of these factors are beyond Ovale’s control. Ovale believes that part of its success will depend on its capacity to anticipate and react accordingly to variations of some of these factors. However, there can be no assurance that Ovale will be able to anticipate, gauge and respond with a timely and appropriate manner to the above variations.  Please see “Certain Risk Factors Which May Affect Ovale's Future Performance”

Ovale intends to continue launching new products on a regular basis while staying focused on its chosen market, namely fashion products for infants, zero to twelve months of age. In fiscal 2006, Ovale started a restructuring of its purchasing policy; accordingly Ovale has started to purchase a greater proportion of its products in China.  The management of Ovale expects that the implementation of this new purchasing policy will yield substantially higher gross margins.

Operating expenses

In fiscal 2006, operating expenses increased by $355,457 from $1,325,021 to $1,680,478, or 26.8%, compared to fiscal 2005.  As a percentage of sales, operating expenses decreased by 35.9% in fiscal 2006 compared with fiscal 2005.  The main components of Ovale’s operating expenses are as follow:

•
Salaries in fiscal 2006 increased by $128,811 from $435,326 to $564,137, or 29.6%, compared to fiscal 2005.  The increase in salaries is due to the staffing related to the two new stores opened in 2006.  However, Ovale managed to decrease salaries as a percentage of sales by 11% point, from 69% to 58%, in fiscal 2006 compared with fiscal 2005.  This decrease is due, in part, to the optimum utilization of employees between the two Paris stores since June 2006

•
General administrative in fiscal 2006 increased by $158,973, from $562,966 to $721,939, or 28.2%, compared to fiscal 2005, this important increase is primarily due to the occupancy costs of the addition of two new stores. As a percentage of sales, this increase translates into a decrease of 13% point, from 89% to 76%, in fiscal 2006 compared with fiscal 2005.  This decrease is due to a cost cutting effort conducted by management since December 2005.  With additional store openings, management expects that general administrative sales will increase in terms of occupancy costs while other  expenses will increase minimally.

•
Marketing expenses remained almost flat in fiscal 2006 with a small increase of $5,469, from $265,286 to $270,955, or 2.1%, compared with fiscal 2005.  As a percentage of sales, marketing expenses decreased by 14%  point, from 42% to 28% in fiscal 2006 compared to fiscal 2005.  Despite the opening of the two new stores, marketing expenses were kept flat as the marketing strategy of the company focuses on celebrity driven publicity and is intended to promote the brand as a whole, not the stores specifically.  Management expects this strategy to successfully continue with the opening of additional stores and therefore expects marketing expense to continue decreasing as a percentage of sales.

•
Professional fees in fiscal 2006 increased by $62,204, from $61,243 to $123,447 or 101.6%, compared with fiscal 2005.  As a percentage of sales, professional fees increased by 3.1 percentage points, from 10% to 13%, in fiscal 2006 compared with fiscal 2005.  This is due to larger amount of fees paid to auditors, attorneys and external advisors in relation the pending merger of Ovale with Orion Diversified Technologies Inc.

Operating expenses are high when compared to the sales of Ovale.  It is important to note that Ovale’ management intends to develop a recognizable luxury brand, in addition to the operation of the stores, Ovale has built an infrastructure to further the establishment of the Ovale brand.  This infrastructure is meant to develop the line of products sold at the retail stores and to support a greater number of stores without additional substantial investment in the infrastructure.  Management believes that when a critical mass of stores is present, Ovale’s corporate infrastructure related costs will be in line with the industry.  The critical mass of stores is estimated at six to eight stores depending on the average revenues that each new store will achieve.

SEGMENT INFORMATION

The Company operates stores in France and Switzerland, revenue segmentation by country is as follows:

	France		Switzerland		Total
	2006	2005	2006	2005	2006	2005
Sales	$623,851	$337,871	$402,967	$294,186	$967,306*	$632,057

* An inter-company transactions elimination of $59,512 must be netted to obtain net sales of $967,306 for the fiscal 2006.

Income (loss) before taxes

As a result of the items discussed above, Ovale’s losses have $153,853, or 14.7%, in fiscal 2006 compared with fiscal 2005.

Results of Operations

The three Months Ended March 31, 2006 and 2005

The following should be read in conjunction with our consolidated financial statements and the related notes. The following table sets forth, as a percentage of sales, certain items appearing in our consolidated statements of operations.

	Three Months Ended				Changes three Month Ended
	March 31, 2007		March 31, 2006		March 31, 2006 to 2007
	Amount	Percent	Amount	Percent	Amount	Percent
Sales	$324,925	100%	$126,118	100%	$198,807	158%
Cost of goods sold	151,352	47%	68,889	55%	82,463	120%

Gross profit	173,573	53%	57,229	45%	116,344	203%

Operating expenses:
Salaries	176,318	54%	106,049	84%	70,269	66%
General Administrative	181,668	56%	114,112	90%	67,556	59%
Marketing	88,915	27%	51,795	41%	37,120	72%
Professional fees	18,432	6%	51,004	40%	(32,572)	-64%

	465,333	143%	322,960	256%	142,373	44%

Income from operations	(291,760)	-90%	(265,731)	-211%	(26,029)	10%

Other income (expense)
Interest expense	(17,186)	-5%	(5,248)	-4%	(11,938)	227%
Foreign exchange	(11,864)	-4%	(19,953)	-16%	8,089	-41%
Other	9,319	3%	133	0%	9,186	6907%

	(19,731)	-6%	(25,068)	-20%	5,337	-21%

Loss	$(311,491)	-96%	$(290,799)	-231%	$(20,692)	7%

Net sales

Our sales increased by $198,807 (158%) from $126,118 to $324,925, in the quarter ended March 31, 2007 (1st Q, 2007) as compared to the quarter ended March 31, 2006 (1st Q, 2006). This increase is mainly due to opening of the second and third stores in Paris and fourth in Zurich, respectively..

Cost of goods sold

Cost of goods sold increased by $82,463 (120%) from $68,889 to $151,352 in the 1st Q, 2007  as compared to 1st Q, 2006.  Cost of goods sold as a percentage of net sales decreased from 55% to 47% in the 1st Q, 2007  as compared to 1st Q, 2006.  This decrease is a reflection of finding new sources of supply and the greater negotiating power that Ovale has achieved with its suppliers due to the increasing sales and resulting orders.

Gross profit

In the 1st Q, 2007  as compared to 1st Q, 2006,  gross profit increased by $116,344, or 203%. This increase reflects the 158% increase in net sales  as compared to only a120% rise in cost of goods sold.

Ovale is sensitive to many factors that may have a negative impact on its sales and profitability. Those factors include, and are not limited to, overall economic conditions, changes in fashion trends and consumer preferences. Most of these factors are beyond Ovale’s control. Ovale believes that part of its success will depend on its capacity to anticipate and react accordingly to variations of some of these factors. However, there can be no assurance that Ovale will be able to anticipate, gauge and respond with a timely and appropriate manner to the above variations.  Please see “Certain Risk Factors Which May Affect Ovale's Future Performance”

Ovale intends to continue launching new products on a regular basis while staying focused on its chosen market, namely fashion products for infants, zero to twelve months of age. In fiscal 2006, Ovale started a restructuring of its purchasing policy; accordingly Ovale has started to purchase a greater proportion of its products in China.  The management of Ovale expects that the implementation of this new purchasing policy will yield substantially higher gross margins.

Operating expenses

In the 1st Q, 2007  as compared to 1st Q, 2006., operating expenses increased by $142,373 from $322,960 to $465,333, or 44%.  As a percentage of sales, operating expenses decreased from 256% to 143%, in the 1st Q, 2007  as compared to 1st Q, 2006.   The main components of Ovale’s operating expenses are as follow:

•
Salaries increased by $70,269 from $106,049 to $176,318, or 66%, c in the 1st Q, 2007  as compared to 1st Q, 2006..  The increase in salaries is due to the staffing related to the new stores opened in 2006.  However, Ovale has managed to decrease salaries as a percentage of sales, from 84% to 54%, in the 1st Q, 2007  as compared to 1st Q, 2006..  This decrease is due, in part, to the optimum utilization of employees between the Paris and Swiss stores since June 2006

•
General administrative increased by $67,556, from $114,112 to $181,668, or 59%, compared to fiscal 2005, this increase is primarily due to the occupancy costs of the addition of the new stores. As a percentage of sales, general and administrative expenses decreased from 90% to 56%, in the 1st Q, 2007  as compared to 1st Q, 2006.  This decrease is due to a cost cutting effort conducted by management since December 2005.  With additional store openings, management expects that general administrative sales will increase in terms of occupancy costs while other  expenses will increase minimally.

•
Marketing expenses increased by $37,120 (72%) from $51,795 to $88,915, in the 1st Q, 2007  as compared to 1st Q, 2006.  As a percentage of sales, marketing expenses decreased from 41% to 27% in the 1st Q, 2007 as compared to 1st Q, 2006..  The marketing the marketing strategy of the company focuses on celebrity driven publicity and is intended to promote the brand as a whole, not the stores specifically.  Management expects this strategy to successfully continue with the opening of additional stores and therefore expects marketing expense to continue decreasing as a percentage of sales.

•
Professional fees Decreased by $32,572, from $51,004 to $18,412 or 64%, in the 1st Q, 2007 as compared to 1st Q, 2006. This is due to the reduction in accounting and legal fees related to prospective merger with Orion..

Operating expenses are high when compared to the sales of Ovale.  It is important to note that Ovale’ management intends to develop a recognizable luxury brand, in addition to the operation of the stores, Ovale has built an infrastructure to further the establishment of the Ovale brand.  This infrastructure is meant to develop the line of products sold at the retail stores and to support a greater number of stores without additional substantial investment in the infrastructure.  Management believes that when a critical mass of stores is present, Ovale’s corporate infrastructure related costs will be in line with the industry.  The critical mass of stores is estimated at six to eight stores depending on the average revenues that each new store will achieve.

Financial Conditions and Liquidity

				Percentages of Total
	March 31,	December 31,		March 31,	December 31,
	2007	2006	2005	2007	2006	2005
	(Unaudited)	(Audited)	(Audited)	(Unaudited)	(Audited)	(Audited)
ASSETS

Current assets
Cash	$338,341	$152,795	$417,160	15.0%	7.2%	27.9%
Accounts receivable	44,029	58,046	17,787	1.9%	2.7%	1.2%
Other receivables	33,060	30,889	49,202	1.5%	1.5%	3.3%
Inventory	462,492	527,238	241,699	20.5%	24.8%	16.1%
Deferred charges and prepaid expenses	19,639	9,052	2,768	0.9%	0.4%	0.2%

Total current assets	897,561	778,020	728,616	39.7%	36.6%	48.7%
				0.0%	0.0%	0.0%
Property, plant, and equipment, net	787,452	776,323	342,919	34.9%	36.5%	22.9%
Deposits	51,780	51,268	24,072	2.3%	2.4%	1.6%
Goodwill	522,169	522,169	401,824	23.1%	24.5%	26.8%
Total assets	$2,258,962	$2,127,780	$1,497,431	100.0%	100.0%	100.0%

LIABILITIES AND SHAREHOLDERS EQUITY

Current liabilities
Bank line of credit	1,412,443	1,217,492	134,755	62.5%	57.2%	9.0%
Accounts payable and accrued exp.	191,758	208,013	172,047	8.5%	9.8%	11.5%
Other Payables	465,544	625,696	214,484	20.6%	29.4%	14.3%
Loans from related party	181,754	181,718	179,980	8.0%	8.5%	12.0%
Loan from shareholder	3,422,334	2,972,919	2,419,060	151.5%	139.7%	161.5%

Total current liabilities	5,673,833	5,205,838	3,120,326	251.2%	244.7%	208.4%
Shareholder's equity
Accumulated deficit	(3,888,692)	(3,577,200)	(2,376,540)	-172.1%	-168.1%	-158.7%
Cumul. Foreign currency translation	(213,489)	(188,168)	(66,335)	-9.5%	-8.8%	-4.4%
	(3,414,871)	(3,078,058)	(1,755,565)	-151.2%	-144.7%	-117.2%
Tot. liabilities and stockholder’s equity	$2,258,962	$2,127,780	$1,364,761	100.0%	100.0%	91.1%

Oval's current liabilities as of March 31, 2007 were $ 5,673,833, as compared to $5,205,838 and $3,120,326,  on December 31, 2006 and 2005, respectively.   The current liabilities increased by $ 467,995 or 9% during the 1st Q, 2007.  The increase in current liabilities was $2,085,512 from December 31, 2005 to 2006.  the primary reason for the increase is the additional loans from shareholders and related parties to defray the company expenses and to acquire current assets.  Ovale had a principal balance of $205,080 on a note payable to Orion on March 31, 2007.  The loan yields interest at 8% per annum. The interest receivable was $61,400, on March 31, 2007.

The Company’s net working capital deficit were $4,776,272, $4,427,818 and $2,391,710 on march 31, 2007, December 31, 2006 and December 31, 2005, respectively.  This decrease was primarily because of the negative cash flows from operation and dependence on short term loans from shareholders to finance the expenditures.

Ovale’s consummation of merger with Orion is crucial for its strategy of accessing new financing sources, rapidly establishing new stores internationally, increasing the volume of sales and gross profit margin and creating a profitable operation by spreading its fixed costs over larger volume of sales.

Income (loss) before taxes

As a result of the items discussed above, Ovale’s losses have $153,853, or 14.7%, in fiscal 2006 compared with fiscal 2005.

Management Of Ovale

Ovale’s Directors and Executive Officers.

The following table sets forth: (1) names and ages of all persons who presently are and who have been selected as directors of Ovale; (2) all positions and offices with Ovale held by each such person; (3) the term or office of each person named as a director; and 4) any period during which he has served as such:

Name	Duration and Date	Position and Office	Age and Director
	of Expiration of	with Ovale	Since
	Present Term

Vladimir Fabert	two years	President, Chief	35
	12/31/06	Executive Officer	10/27/02
		and Director
Gilles Neveu	two years	Chief Design	36
	12/31/06	Officer	10/27/02

Frederic Cottier	two years	Director	34
	12/31/06		10/27/02

Charles Berney	two years	Director	61
	12/31/06		07/18/2003

There is no understanding or arrangement between any directors or any other person or persons pursuant to which such individual, was or is to be, selected as a director or nominee of Ovale.  There are no family relationships among the directors and none of them are parties to legal proceedings.

Interests of Ovale Directors and Officers in the Transaction

As a result of the share exchange, Mr. Fabert will exchange the Class A stock of Ovale  and his Class B stock of Ovale for an aggregate of 3,085,875 shares or 19.3% of the common stock of Orion which will be outstanding upon the Second Closing.. His employment agreement with Ovale, described below, will continue.  At the Initial Closing Mr. Fabert’s wife, Alexandra Fabert  exchanged her Class A stock of Ovale   for 720,000 shares of Orion.  Mr. Fabert denies beneficial ownership of Mrs. Fabert’s shares.  See “Securities Ownership of Certain Beneficial Owners of Ovale  and of its Officers” and “Change of Control”

In the share exchange, upon the Second Closing, Mr. Neveu will exchange his  Class A stock of Ovale    for 2,800,000 shares or 17.7% of the common stock of Orion which will then be outstanding..  His employment agreement with Ovale, described below, will continue.    See “Securities Ownership of Certain Beneficial Owners of Ovale  and of its Officers” and “Change of Control”

Messrs. Fabert and Neveu are two of the Five Original Ovale Investors and two of the five June 2003 Borrowers.  As part of the share exchange Orion was to have paid the June 2003 Borrowers CHF50,000  as additional payment for their Class A Ovale Shares and their debt as members of the June 2003 Borrowers will be extinguished.  The June 2003 Borrowers waived that payment and their debt was also extinguished.

See - How the Exchange Came About and the Money Invested in Ovale – The June 2003 Borrowers

           Interests of other  Ovale investors in the Transaction

The “June 2003 Borrowers”, other than Vladimir Fabert, and Gilles Neveu are Gholamreza Shahbazi, Synergy Asset Management Ltd.  . (a holding company of Majid El Sohl) and Atlantic International Capital Holdings, Ltd.  Gholamreza Shahbazi was the principal of Parthian Securities, S.A. a holder of more than 5% of the outstanding shares of Orion.  Synergy Asset Management Ltd.  is a holder of more than 5% of the outstanding shares of Orion.  In the Second Closing, Atlantic International Capital Holdings, Ltd. is to receive 620,373 shares of Orion (which will be less than 5%.)  See Certain Transactions, p. – regarding Parthian’s receivership.

Compensation and control charts

Vladimir Fabert	€ 90,000 per annum (approximately$ 120,000)
Gilles Neveu	€124,800 per annum (approximately$ 165,000)

Employment Agreements

On January 1, 2003, Ovale entered into a written employment agreement with Vladimir Fabert as its Chief Executive Officer. In accordance with Swiss law the agreement is without duration. Mr. Fabert's salary is CHF 20,000 (approximately $15,800) per month payable commencing with the generation of positive cash flow.  The agreement provides for confidentiality and non-compete protection for Ovale. To date Mr. Fabert has been paid CHF7,500 per month.

On January 1, 2002, Ovale entered into a written two year renewable personal service agreement with Mr. Gilles Neveu's private company. Pursuant to the agreement, Mr. Neveu is to receive a salary of €10,400  (approximately $12,774) per month payable commencing with the generation of positive cash flow. In addition to the customary confidentiality and non-compete protection to Ovale, the agreement grants to Ovale title to all products designed by Mr. Neveu during the term of the agreement. To date Mr. Neveu has been paid  €10,400 per month.

Business Experience

The following is a brief account of the experience of each director and executive officers of Ovale:

     Vladimir Fabert, is Ovale's President and Chief Executive, and, along with Gilles Neveu, one of its founders.    From 1999 until the founding of Ovale in 2002, Mr. Fabert served as the Chief Executive Officer and a director of Vusix S.A., a Geneva, Switzerland developer of video, broadcast, broadband and multimedia computer software. From 1995 until he became employed by Ovale in 2002, Mr. Fabert served as the Managing Director and European Financial Manager at the Paris, France European Headquarters of Atwood Richards, Inc., an international barter company with operations in 29 countries. In 1994, Mr. Fabert served as the General Manager and a director of Marilee S.A., a Paris, France manufacturer of decorative luxury products. In 1993, Mr. Fabert was in active military service in France as an officer with the 9eme Régiment Aeromobile. From 1990 to 1993, Mr. Fabert served as the General Manager for International Business Strategy Consulting Group, a privately owned business consulting firm in Paris, France. Mr. Fabert received a bachelor degree in business from Le Rosey Institute in Geneva, Switzerland in 1989. Subsequently, and during 1989 and 1990, Mr. Fabert attended International Laws classes at University of Paris (Assas-Pantheon), Paris. During 1990 to 1992, Mr. Fabert attended Business Administration classes at A.U.P. American University of Paris in Paris. Similarly, and during 1992 and 1993, Mr. Fabert attended Business Administration classes at U.S.E., University of Southern Europe in Monaco. Mr. Fabert is fluent in French, English, Romanian, Italian and German.

     Gilles Neveu is Ovale's Chief Design Officer and along with Vladimir Fabert, a founder of Ovale. From 1997 until the founding of Ovale in  2002. Mr. Neveu was the President and Chief Executive Officer of L'Angelot, a privately owned French company engaged in the design, contract manufacture and retail sale of high quality, high-end, designer gifts and clothing for newborns up to 12 months including gold and silver decorations, christening cups, silverware, toys, clothes, footwear, sheets and pillows. From 1988 to 1991, Mr. Neveu was employed by the House of Dior where he was in charge of jewelry creation under the supervision of the established designer Gianfranco Ferre. Prior thereto commencing in 1986 Mr. Neveu served as a freelance designer for Swiss watchmakers Vacheron Constantin. Mr. Neveu received a BTS degree in fashion design from the ESMOD design academy in 1987.

     Frederic Cottier is a Director of Ovale. Mr. Cottier graduated from the University of Geneva in 1994 (lic. jur.) and was admitted to the Swiss bar in 1997. From 1997 to 1998 he was an intern at Credit Lyonnais (Suisse) S.A. in Geneva. From 1998 to 1999 he earned degrees in Business Administration and International Trade and Commerce at the University of California at Berkeley. During 1999 he was associated with  the law firm Franzosi Dal Negro e Associati in Milan before joining Pestalozzi Lachenal Patry in 1999.  He has been associated with that firm to date.  His practice areas are corporate and commercial law, arbitration, lease law and banking law. He also has experience in maritime shipping and mutual assistance in international criminal matters. Frédéric Cottier is a member of the Licensing Executives Society Association. His professional languages are French, English and some Italian.

     Charles Berney is a Director of the Ovale. Mr. Berney received a Bachelor Degree in Business and Economics from the University of Lausanne (1967) and has been a Chartered Accountant since 1974. His areas of expertise include Accounting, Tax and Financial Planning, Financial Engineering and Estate Planning. He founded Groupe Berney in 1993 and has been its President since that date. Groupe Berney, is one of the principal accounting firms in French-speaking Switzerland.

Dissenters Rights

New Jersey Statute 14A:10-12 requires that even if there is no merger, where a New Jersey corporation “proposes to acquire… in exchange for its shares…some or all of the outstanding shares of another corporation” its acquiring corporation’s shareholders are entitled to notice of the proposed acquisition, to vote on the proposed acquisition and, if as a result of any transaction the number of shares outstanding will increase by more than 40%, the shareholders have a right to dissenters rights.

The New Jersey Dissenters Rights statute, NJ 14:11 is strictly interpreted.  The following is only a summary.  It does not replace or limit the required strict adherence to the terms of the statute.  NJ Stat. 14A:11 is an Exhibit to this Proxy Statement

Any of our shareholders who has not voted his shares in favor of the Exchange ( Part 1) has the right to dissent from the Exchange Agreement. A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists.  Any shareholder electing to dissent from Before the meeting of shareholders to which this notice is given, any such shareholder electing to dissent from the Exchange must file with the Company a written notice of such dissent stating that he intends to demand payment for his shares if the proposed Exchange is consummated.  Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares. In addition, a dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the Company.  Within 10 days after the date upon which such corporate action takes effect, the Company shall give written notice of the effective date of the Exchange, by certified mail to each shareholder who filed written notice of dissent.  Within 20 days after the mailing of such notice, any shareholder to whom the Company was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the Company for the payment of the fair value of his shares.

Not later than 20 days after demanding payment for his shares, the shareholder shall submit the certificate or certificates representing his shares to the Company for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him.  If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefore shall bear similar notation together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the Company other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

Every notice or other communication required to be given or made by the Company to any shareholder shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder.

The right of a dissenting shareholder to be paid the fair value of his shares shall cease if:

♦           He has failed to present his certificates to the Company for notation;

♦           His demand for payment is withdrawn with the written consent of the Company;

♦           The fair value of the shares is not agreed upon with the Company as described below and no action for the determination of fair value by the New Jersey Superior Court is commenced within the time described below;

♦           The Superior Court of the State of New Jersey determines that the shareholder is not entitled to  payment for his shares;

            ♦           The Exchange is abandoned or rescinded by the Company; or

            ♦           A court having jurisdiction permanently enjoins or sets aside the Exchange.

Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the Company shall mail to each dissenting shareholder the balance sheet and the surplus statement of the Company as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet.  The Company may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such Company to be the fair value thereof.  Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

If, not later than 30 days after the expiration of the 10-day period enumerated in the preceding paragraph, the fair value of the shares is agreed upon between any dissenting shareholder and the Company, payment therefore shall be made upon surrender of the certificate or certificates representing such shares to the Company or Continental Stock Transfer & Trust Company, the Company's transfer agent whose address is 17 Battery Place, New York, NY 10004-1123, Att: Roger Bernhammer, Vice President.

Thereafter, and only in the event the Company and the dissenting shareholders have failed to agree upon a fair value as set forth in the preceding paragraph, the dissenting shareholder may serve upon the Company a written demand that it commence an action in the Superior Court of the State of New Jersey for the determination of the fair value of the shares.  Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the Company not later than 30 days after receipt by the Company of such demand, but nothing herein shall prevent the Company from commencing such action at any earlier time.

If the Company fails to commence the action as set forth in the preceding paragraph, the dissenting shareholder may do so in the name of the Company, not later than 60 days after the expiration of the time limited by the preceding paragraph in which the Company may commence such an action.

In any action in the Superior Court of the State of New Jersey to determine the fair value of shares the Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise. In addition, the court shall  join all dissenting shareholders, wherever residing, except those who have agreed with the Company upon the price to be paid for their shares as parties thereto as an action against their shares quasi in rem. The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment.  The court shall render judgment against the Company and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

Thereafter, a judgment for the payment of the fair value of shares shall be payable upon surrender to the Company of the certificate or certificates representing such shares.  The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment to the day of payment.  If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the Company, was arbitrary, vexations or otherwise not in good faith, no interest shall be allowed to him.

The costs and expenses of bringing an action in the Superior Court of the State of New Jersey shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them.  Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment  made by the Company was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

PART 2

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Proposals and Board Recommendations

Each proposed amendment requires a separate vote to approve it.  See the Proxy Card.

On September 14, 2005, Orion's Board of Directors and controlling shareholders approved amendments to the certificate of incorporation except for Amendment 5.  Amendment 5 was approved at a telephonic meeting of the Board of Directors on April 14, 200.7. The Amendments are reflected in the form of the Certificate of Amendment to Certificate of Incorporation (the "Form of Amendment") which is attached hereto as Exhibit C. The amendment deals with four subjects:

1.	Change of corporation name.
The Board has recommended that upon consummation of the acquisition of Ovale, the corporation changed its name to Ovale Group, Inc. Since Ovale's business will be the sole business of the corporation and the name under which it conducts its business it is in the best interest to use a single identity; namely its trade name, Orion.

2.	Change of votes necessary to gain shareholder approval.
In 1972, New Jersey changed its corporation law to provide that the affirmative vote of only a majority of votes cast was necessary to approve certain actions requiring shareholders approval. However, that law required that for corporations formed before 1972, two-thirds of the votes cast had to approve those actions unless that number of shares approved an amendment lowering the number of shares to a majority.

3.	Authorization of additional shares, change to no par value and authorization of Preferred Stock.
The authorization of additional shares of Common Stock and Preferred Stock will allow the Company to proceed with the Exchange.  In addition, the authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional  shareholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future. As of the date hereof, and except for the second private offering, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it is seeking to have authorized. The change to no par value from par value will permit for greater flexibility in assigning book value to transactions and will not have an adverse effect on the company's New Jersey franchise tax, a problem that sometimes arises in other states with no par value shares.

4.	Increase in Authorized Common Stock of the Company.
The Company's Certificate of Incorporation currently authorizes the Company to issue up to 10,000,000 shares of Common Stock. As of September 14, 2005, Company records indicate that the Company had issued and outstanding 9,981,000 shares of Common Stock.   As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been greatly reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been severely diminished. The proposed increase of authorized shares will improve the Company's flexibility to take such actions. The Company has no understandings or agreements at this time with regard to any acquisitions except for those contained within the Exchange Agreement. The authorization is necessary to consummate the Exchange.

5.	Authorization of Preferred Stock.
Upon the effectiveness of this Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 2,000,000 shares of "Blank Check" Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by  shareholders required for the creation and issuance thereof. The Board of Directors of the Company will have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock. The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its  shareholders.

6.	Elimination of Pre-emptive Rights
Upon the issuance for cash of shares, or options to purchase shares, of the same class as those held by a shareholder, the shareholder has a right to acquire a pro rata portion of such shares or options so issued according to the number of shares of that class held by him and at the same price.  The acquisition of shares by the exercise of pre-emptive rights would be subject to the registration requirements of the federal and state securities laws or an exemption from registration.   Pre-emptive rights are not applicable to the sale or other transfer by Orion of shares issued other than for cash, or issued pursuant to employee benefit or stock option plans.  Nor do pre-emptive rights apply to shares issues in exchange transactions such as that involved in the Exchange Agreement.

Rights and Preferences With Respect to Common Stock.

If the Company issues Preferred Stock, the Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock. For example, in liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution. In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action. Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend. These are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

Possible Anti-Takeover Effect

In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the  shareholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Those shares could also be privately placed with purchasers favorable to the Board of Directors in opposing such an action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company, or any other extraordinary corporate transaction.

The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the  shareholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

Needed Approval by Shareholders.

See SUMMARY OF THE ACTIONS TO BE TAKEN, Votes Required and Shareholders Who Signed the Resolutions” for the calculation of the two-thirds vote.

The Text of the Amendments

The full text of the Amendments is in the Form of Amendment which is attached as Exhibit C.  It is anticipated that the Amendments will be effective as soon after the meeting as the Second Closing can be consummated.  The amendment of the certificate of incorporation is not contingent on the consummation of the  Exchange; but the share exchange and reverse merger are contingent on the amendment to the certificate of incorporation.

PART 3
ELECTION OF THE DIRECTORS OF ORION

General

The Company's certificate of incorporation provides for the board of directors, to serve a one (1) year term. The Board of Directors is authorized by the Company's By-laws to fix from time to time the number of directors that shall constitute the whole Board of Directors. The Board size has been set at three (3) members. Irwin Pearl and Thomas F. Regan have served as the Company's sole directors since November 30, 2001. Pursuant to the terms of the Exchange Agreement, Mr Regan shall resign as a member of the Company's Board In favor of Mr. Fabert and Mr. Neveu will be appointed to the board. Upon the full consummation of the Exchange Agreement, a majority of the Company's shareholders will have approved the election of Messrs. Pearl Falbert and Neveu as members of the Company's Board.

Each of Messrs. Pearl, Fabert and Neveu will hold office until the  shareholders elect his qualified successor or until their resignation. If the nominee becomes unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the proxy will vote for the election of the person or persons recommended by the Board of Directors.

Background of The  Directors and Nominees:    Messrs. Pearl, Regan, Fabert, and Neveu

     Vladimir Fabert and Gilles Neveu    The business experience of Messrs. Fabert and Neveu has previously been set forth in this Proxy Statement under the caption “Management of Ovale - Business Experience”.

Set forth below are the name and age of each person who currently serves on the Company's Board of Directors and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director, and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director directly or indirectly, as of, October 25, 2006, appears under "Additional Information about Orion."

      Irwin Pearl. Mr. Pearl was elected as the Company's President, Secretary and Chief Financial Officer on November 30, 2001.  Since November 6, 2001 and to date, Mr. Pearl has also been the President of E-Global Communications, Inc., a Nevada corporation engaged in the marketing and sale of direct response TV products and services in Latin America.  To date, and since January 1998, Mr. Pearl has served as the Chief Operating Officer and a director of E-GlobalNet, Inc. (and its predecessors), a Delaware corporation and international distributor of "As Seen On TV" products in Hicksville, New York.  From 1992 to 1998 Mr. Pearl was President/Co-Chief Executive Officer and a director of PhaseOut of America, Inc. (OTCBB Symbol; POUT) where he administered the re-development and clinical testing of that company's patented smoke cessation product. Prior thereto since 1984, Mr. Pearl was President and Chief Executive Officer of AquaSciences International, Inc. (NASDAQ:AQSI); a company engaged in the development of proprietary water purification technologies for consumer applications. From 1970 to 1984, Mr. Pearl was the principal of Promotional Media, Inc., a company engaged in the publishing of traffic building continuity promotions for the leading supermarkets in the nation. In 1966, Mr. Pearl co-founded Jerome Irwin Advertising Agency, a retail-advertising agency that grew to become one of Long Island's largest, with annual billings reaching $50 million per year. Mr. Pearl is a charter member of the New Product Development Corporation, a consortium of business management executives, that helps inventors and product developers commercialize their products.

      Thomas F. Regan. Mr. Regan was elected as a director and the Company's Vice President on November 30, 2001.  Since October 30, 2001 and to date, Mr. Regan has been employed by Greenpoint Financial, a division of the Greenpoint Savings Bank, as a Wholesale Account Executive in its Mount Laurel, New Jersey office.  From 1991 and until he joined Greenpoint, Mr. Regan served as the President and a principal  shareholder of Pinnacle Mortgage Corp., a privately owned licensed mortgage banking firm in East Hanover, New Jersey. Prior thereto starting in 1978, Mr. Regan was employed by the mortgage banking divisions of various commercial and savings banks in the northeastern United States.  Upon consummation of the Exchange Agreement and the election of Messrs. Fabert and Neveu to the Board,  Mr. Regan will resign from the Board leaving a three man board.

Certain Information About Our Directors, Lack of Committees, Financial Experts OrCode of Experts

No director, director-nominee or officer of Orion is involved in any material proceeding which is adverse to Orion, nor is any director, director-nominee or officer of Orion involved in any proceeding in which he or she has a material interest adverse to Orion.

There are no family relationships among Orion's directors, the director-nominee and its executive officers.

Each Director of the Registrant has indicated to Orion that he is not presently, nor has he been during the last five years, a director of any other registrant with a class of securities registered pursuant to Section 12 of the 34 Act or subject to the requirements of Section 15(d) of such act or any investment company registered under the Investment Company Act of 1940.

Orion's directors are elected at each annual meeting of the security holders, and their term of office runs until the next annual meeting of the security holders or until their successors have been elected.

Lack of Committees of the Board or Financial Experts

Orion has no standing audit, nominating or compensation committees.

    Nominating Committee - Orion’s Board of Directors consists of two individuals, Irwin Pearl and Thomas Regan, neither of whom is a full time executive officer of Orion, and both of whom have served for many years without compensation.  Mr. Pearl does not have stock in Orion and Mr. Regan has 38,500 shares, an insignificant number given the shares outstanding.  Neither Mr. Pearl nor Mr. Regan may be deemed independent since both are officers of Orion.  Orion is not a listed company and there is no legal requirement that it have a nominating committee.  Orion does not have a formal policy in regard to nominations, but Mr. Pearl and Mr. Regan would consider any person as a nominee whose name is submitted in writing at its corporate address at least 120 days before a meeting at which directors are to be elected.  However, Messrs. Pearl and Regan see no reason to expand the Board in light of the pending the  Exchange.  Since a nominating committee would only be comprised of Messrs. Pearl and Regan they think that a formal nominating committee is impractical and inappropriate for this tiny company.

     Audit Committee Orion is not a "listed company" under SEC rules and is therefore not required to have an audit committee comprised of independent directors. Since 1996 Orion has not had any significant operations. Responsibility for Orion's minimal operations is centralized within management, which is comprised of two people. It relies on the assistance of others, such as its accountant, to help it with the preparation of its financial information. Orion does not currently have an audit committee, however, for certain purposes of the rules and regulations of the SEC, the Company's board of directors is deemed to be its audit committee.

     Audit Committee Financial Expert     Orion's board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The board of directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have. Nor does Orion believe it could attract someone to serve as the Audit Committee Financial Expert since it does not have the wherewithal to pay such a person.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

3.	Compliance with applicable governmental laws, rules and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

Orion has not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serves in all the above capacities.

           Ovale’s decision not to adopt such a code of ethics results from it having only one officer and another director operating as the sole management for the Company. The Registrant believes that as a result of the limited interaction which occurs having a sole officer/director and another director eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation.

Lack of Compensation Committee and No Standard or Individual Compensation Package

There is no Compensation Committee and no standard or individual compensation package for any of Orion's its directors or for our director-nominees.

During the three fiscal years ended April 30, 2006, no compensation was paid to, accrued or set aside for any executive officer or director of Orion.

Summary Compensation Table

Each of Mr. Pearl and Mr. Regan have stated that upon consummation of the Exchange, he will request issuance to himself of  shares of the reconstituted company as compensation for their services in each of 2004 through 2007. At that time they will no longer be the sole members of the Board compensating themselves.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
					Restricted	Securities
					Stock	Underlying LTI
Name	Year	Salary	Bonus	Other	Award(s)[1]	Option	Pay

Irwin Pearl	2005	- 0 -	None	None	None	None	None
Thomas Regan	2005	- 0 -	None	None	None	None	None
Irwin Pearl	2006	- 0 -	None	None	None	None	None
Thomas Regan	2006	- 0 -	None	None	None	None	None
Irwin Pearl	2007	- 0 -	None	None	None	None	None
Thomas Regan	2007	- 0 -	None	None	None	None	None

 (1)                 Both Irwin Pearl, the Registrant’s President, and Thomas Regan, the Registrant’s Vice President have stated that upon the closing of the Exchange each will ask for compensation of 10,000 restricted (i.e., unregistered) shares of the Registrant’s Common Stock, $.01 par value per share, for acting as executive officers and directors of the Registrant for each of the two fiscal years ended April 30, 2006, and for a pro rate number of shares for their services to the Registrant during the fiscal year ending April 30, 2007.

(c)	Option/SAR Grant Table.	During the fiscal year ended April 30, 2006, the Registrant made no grants of stock options or freestanding SAR's.

(d)	Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table.
No stock options or freestanding SAR's are issued or outstanding.  Accordingly, and during the fiscal year ended April 30, 2005, no stock options or freestanding SAR's were exercised.  Notwithstanding the foregoing, an aggregate of 1,000,000 shares of the Registrant's Common Stock, $.01 par value per share continue to be reserved for issuance pursuant to the Registrant's long-term incentive plan adopted by the Registrant's Board of Directors in August, 1990, but never ratified and approved by the Registrant's  shareholders.  The Plan has been abandoned.

(e)	Long-Term Incentive Plan ("LTIP") Awards Table.	During the fiscal year ended April 30, 2006, the Registrant made no LTIP awards.

(f)	Compensation of Directors.	(1) and (2). During the fiscal year ended April 30, 2006, no director of the Registrant received any compensation, whether pursuant to any standard or other arrangement or otherwise.

Meetings of the Board

During the fiscal year ended April 30, 2006 Orion's Board of Directors did not hold any meetings but took action by written consent two times.

No director has resigned or declined to stand for re-election.

Communicating with the Board and Nominating Board Members

The Company neither has a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. The Company does not have any restrictions on shareholder nominations. Currently, the entire board of directors decides on nominees, on the recommendation of one or more members of the board of directors.

            None of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Shareholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the Company's board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

            Because the management and directors of the Company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication. Communications should be addressed to the board or its members would be brought to the boards' attention at Orion's address appearing elsewhere herein.

PART 4

RATIFICATION OF THE BOARD OF DIRECTORS’ SELECTION OF
BLOOM & CO LLP AS INDEPENDENT AUDITORS

            The Board of Directors has appointed Tabriztchi & Co., CPA, PC, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending April 30, 2008.  On September 14, 2005, the appointment of Bloom & Co., LLP was ratified by written consent of a majority of the  shareholders. No representatives of Bloom & Co., LLP were present.

We expect that a representative of Tabriztchi & Co., CPA PC will attend the meeting, and the representative will have an opportunity to make a statement if he or she so chooses.  The representative will also be available to respond to questions from stockholders.

The following table sets forth the aggregate fees billed to us for fiscal years ended April 30, 2007 and 2006 by Bloom & Co., LLP, and its successor Tabriztchi & Co. CPA PC the Orion's auditors:

	2007	2006
Audit Fees (1)	$ 19,575	$ 15,597
Non-Audit Fees:

Audit Related Fees(2)	813	--
Tax Fees(3)	--
All other Fees(4)	--	--

Total Fees paid to Auditor	$ 20,388	$ 15,597

(1)
Audit fees consist of fees billed for professional services rendered for the audit of the Registrant's annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Tabriztchi & Co., CPA PC in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant's financial statements and are not reported under “Audit Fees”.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international).  These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

During the fiscal years ended April 30, 2007and 2006, the Company did not engage Tabriztchi & Co., CPA PC  to provide advice regarding financial information systems design and implementation.

In the past the Board of Directors had considered the role of Bloom & Co., LLP (now Tabriztchi & Co.) CPA PC in providing certain tax services to the Company and had concluded that such services were compatible with their independence as our auditors. In addition, since the effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved (which was previously done by the Board of Directors). Now the Board acting as the Audit Committee, will pre-approve all audit and permissible non-audit services provided by the independent auditors.

The Registrant does not have an Audit Committee.  Irwin Pearl, the sole officer and one of the two directors, performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors’ independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

The Registrant does not  have a financial expert.  The Registrant believes the cost related to retaining a financial expert at this time is prohibitive and not warranted.

ADDITIONAL INFORMATION ABOUT ORION

   Business

            The Company was incorporated in New Jersey on May 6, 1959. Until 1986, the Company was engaged in the marketing and sale of a line of semiconductors, transistors, diodes, rectifiers and, to a lesser extent, other ancillary related electronic products. Because of sustained operating loses, the Company discontinued this line of operation and filed a plan of reorganization (under Chapter 11) with the United States Bankruptcy Court for the Eastern District of New York, on April 30, 1990. The Company's Plan of Reorganization was confirmed by the United States Bankruptcy Court for the Eastern District of New York on April 30, 1990 and consummated on June 2, 1992. From February 23, 1993 through January 11, 1996, the Company was principally engaged in the ownership and operation of a 59 unit co-op residential dwelling in White Plains, New York. Since January 11, 1996, the Company has not had any operations and has been principally engaged in seeking to consummate a business combination with a profitable privately owned company. Despite several attempts, no business combination was concluded by the Company during the eight fiscal years ended April 30, 2004.

Contact Information

Orion's principal executive offices are located at  14 Front St., Hempstead, NY 11550, telephone 516-220-1229.

Description of Orion's Securities

Description of Common Stock

            As of the Record Date, there were 9,981,000 shares of our Common Stock issued and outstanding. Orion does not have outstanding any options, warrants or other rights to acquire common stock. Each share of common stock entitles the holder thereof to one vote on all matters submitted to  shareholders.

            After adoption of the Amendment, the Company's Certificate of Incorporation will authorize the issuance of 20,000,000 shares, which 18,000,000 will be Common Stock, no par value per share and 2,000,000 will be reserved for issuance as preferred stock. There will be 15,856532 shares of common stock will be issued and outstanding. All of the outstanding shares of Common Stock are, and will be fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the  shareholders. Holders of common stock have no cumulative voting rights. As stated above, the issuance of preferred stock with voting rights could change this formulation.

Pre-emptive Rights.   Pre-emptive rights are explained in PART 2 – Item 6.  The Exchange Agreement represents that Orion does not have pre-emptive rights.  Ovale has concluded that the misrepresentation was a good faith error and is not material to the transaction.  The Board of Directors has adopted a resolution which would eliminate the right to pre-emptive rights and the shareholders are being asked to vote upon it.  Please see “PART 2” – Item 6.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at its office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent is Continental Stock Transfer and Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004.

 Description of Preferred Stock  After adoption of the Amendment, the Company's Certificate of Incorporation will authorize the issuance of up to 2,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by  shareholders required for the creation and issuance thereof. Shares of Preferred Stock will be registered on the books of the Company.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT – BEFORE AND AFTER THE EXCHANGE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Orion’s directors and executive officers, and persons who own more than ten percent of Orion’s outstanding common shares to file with the Securities and Exchange Commission (the “SEC”)  initial reports of ownership and reports of changes in ownership of common shares. Such persons are required by the SEC regulations to furnish Orion with copies of all such reports they file. To Orion’s knowledge, based solely on a review of the copies of such reports furnished to Orion, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners are current.

            (a)   Security Ownership of Certain Beneficial Owners of Orion and of its Officers – As of April 30, 2006

The following table sets forth information with respect to the number of common shares beneficially owned by each shareholder known by Orion to be a beneficial owner of more than 5% of Orion’s common shares as of April 30, 2006 and after the Share Exchange. Except as otherwise indicated, each of the shareholders listed below is believed to have sole voting and investment power over the shares beneficially owned.  The following table also shows, in its footnotes, the ownership of shares of Ovale.  No person other than Mr. Fabert owns more than 5% of the issued and outstanding shares of Ovale.  As of April 30, 2006 there were issued and outstanding 9,981,512 common shares of Orion.. After the Second Closing it will have 15,856,532 shares issued and outstanding.   The individuals identified to each entity are believed to have the voting or investment power over the shares the entity holds.

The information as to the ownership of the officers, Mr. Pearl and Mr. Regan is furnished as of September 14, 2006, as to the number of shares of  Orion's Common Stock, $.01 par value per share owned  beneficially  by each  executive  officer  and director of the   Orion  and by all  executive officers and  directors as a group:

Name and Address of Beneficial Owner, Officers or Directors	Amount and Nature of Beneficial Ownership Before the Exchange	Percentage of Class	Amount and Nature of Beneficial Ownership After the Exchange	Percentage of Class After the Exchange

Irwin Pearl
25 Nantwick Street
Lido Beach, NY 11561 Sole Officer and a Director
(before and after Closing)	-0-	-0-	-0-	-0-

Thomas F. Regan
15 Lincoln Street
Roseland, NJ 07068	38,500(1)	.3%	38,500(1)	- %
Vice President and Director (until the Second Closing)

Vladimir Fabert 1, Chemin de la Savonniere Collonge-Bellerive,
Switzerland	1,949,541(2)	19.5%	3,085,875	19.5%(4)
CEO and Director (after Second Closing)

Alexandra Fabert 1, Chemin de la Savonniere Collonge-
Bellerive, Switzerland	720,000(3)	7%	720,000	4.5%

Parthian Securities SA c/o Me. Benedict Fontanet, Receiver Grand-Rue 25 1211 Geneva 3, Switzerland	600,000	6%	920(5)(6)	2.5%
Synergy Asset Management Ltd. c/o Majid El Sohl 15, Rue Rodolphe Toepffer 1206 - Geneva, Switzerland	600,000	6%	800,000(5)	5.0%

Richard Von Tscharner 87 Route de Suisse, 1296 Coppet, Switzerland	825,469	8.3%	825,469	5.2%

Pasquale Catizone(7) 266 Cedar Street Cedar Grove, NJ 07009 Grove Partners c/o Pasquale Catizone, General Partner(7) 266 Cedar Street Cedar Grove, NJ 07009	70,000 500,000	.7% 5.0%	70,000 500,000	.4% 3.2%
Gable International Investments, Ltd. Attn: Hil DeFrais, Director PO Box 3152 Road Town Tortola,
British Virgin Islands	500,000	5%	500,000	3.2%

Gilles Neveu
36 Boulevard
Helvetique
1207 Geneva,
Switzerland	-0-	-0-	2,800,000	17.6%
Officer and Director (after Second Closing)

All Officers and Directors As a Group (two persons before the Second Closing and Three Persons after the Second Closing)	38,500(1)	-%	5,885,875	37.1%

(1)
Does not include 2,500 shares of  Orion's Common Stock owned of record by each of Mr. Regan's three children, all of whom reside in the same household as Mr. Regan and only one of whom is a minor. Mr. Regan disclaims beneficial ownership of the shares of Orion's Common Stock owned of record by his children.

(2)
Does not include an aggregate of 720,000 shares of Orion’s Common Stock owned of record by Alexandra Fabert, the wife of Vladimir Fabert. Mrs. Fabert is not otherwise affiliated with Ovale.  Mr. Fabert disclaims beneficial ownership of the shares owned by his wife.  Mrs. Fabert disclaims beneficial ownership of the shares owned by her husband.

(3)
Does not include an aggregate of 1,949,541 shares of the Orion’s Common Stock beneficially owned by Vladimir Fabert, the husband of Alexandra Fabert.  Mrs. Fabert disclaims beneficial ownership of the shares of Orion's Common Stock owned by her husband.

(4)
Based upon 1,949,541 shares issued to Mr. Fabert as the result of the Initial Closing and the breaking of the escrow of those shares in November, 2005 and the 1,136,334 shares to be issued to him at the Second Closing for his interest in the Ovale Class A shares.

(5)
It has been reported to Orion that Parthian is in Receivership.  Benedict Fontanet has the power to vote the shares of Orion held by Parthian.  After April 30, 2006 the Receiver reported to Orion that it was agreed with Mr. El Sohl that Parthian will transfer 200,000 of the 600,000 shown as beneficially owned by Parthian to Mr. El Solh upon consummation of the Exchange and upon obtaining the approval of the Geneva Court which appointed the Receiver. Consequently, after the Second Closing, Mr. El Sohl will own 800,000 shares of Orion.

(6)
At the Second Closing, in exchange for its shares in Ovale, Parthian is to receive an additional 697,920 shares of Orion.  After April 30, 2006 it was reported to Orion that, subject to the approval of the Court which appointed the Receiver, it has been agreed that Parthian will transfer 697,000 of these additional shares to non-affiliated persons immediately following the Second Closing.  Thus at after the Second Closing, Parthian will own beneficially and of record, 400,920 Orion shares, or 2.5% of Orion.

(7)	Pasquale Catizone is the General Partner of Grove and may be deemed to be the beneficial owner of the shares owned, of record, by Gable.

(b)   Security Ownership of Certain Beneficial Owners of Ovale and of its Officers

Mr. Fabert owns, of record and beneficially 100% of the outstanding  shares of Ovale.  At the Second Closing, shares of Orion will be distributed to Mr. Fabert and the four other Five Original Ovale Investors in exchange for all the Class A shares of Ovale.  See “How the Exchange Came About and the Money Invested in Ovale – The Second Closing”

The following table sets forth information, as of the date hereof, with respect to the beneficial interest that each of the Class A shareholders of Ovale has in Orion Shares to be issued at the Second Closing, and the Percentage of Orion shares outstanding they will have immediately following the Second Closing.  The individuals identified to each entity are believed to have the voting or investment power over the shares the entity holds.

		Percentage
		Of Class A	Number of	Percentage
Name and Address of	Amount and Nature	Ovale Shares	Orion	of Orion
Beneficial Owner, Officers	of Beneficial	Before	the	After the
or Director	Ownership	Exchange	Exchange	Exchange[5]

Vladimir Fabert , Sole	1,136,334[1]	19.3%	3,085,875[2]	19.4%
Officer and Director of
Ovale, S.A.
Collonge-Bellerive,
1, Chemin de la Savonniere
Collonge-Bellerive,
Switzerland

Gilles Neveu	2,800,000	47.7%	2,800,000	17.6%
36 Boulevard Helvetique
1207 Geneva, Switzerland

Frederic Cottier, Director	- 0 -	- 0 -	- 0 -	- 0 -
c/o Pestalozzi Lachenal Patry
65, Rue du Rhone
1211 Geneve, Switzerland

Charles Berney, Director	-0-	-0-	-0-	-0-
c/o Groupe Berney Associes
8, rue du Nant 1207 Geneva, Switzerland

Atlantic International Capital	620,373	10.5%	638,873	4.0%[6]
Holdings, Ltd.
c/o Australian Advisors Corp. Attn: Richard Laing, Managing Director
10 Elizabeth Street
Australia

Parthian Securities SA	697,920 [3]	11.9%	600,920	3.8%
c/o Etude Fontanet & Associes
Associes
Grand Rue 25
Case Postale 3200
CH-1211
Geneva 3 Switzerland

Synergy Asset Management Ltd.	620,373	10.5%	820,373[4]	5.1%
c/o Majid El Sohl
15, Rue Rodolphe Toepffer
1206 - Geneva, Switzerland

All Officers, Directors and	5,875,000	100%	7,926,621	49.9%
Shareholders of Ovale,
as a Group

[1]	The 1,126,334 figures doe not include the 1,949,541 shares of Orion current held by Mr. Fabert as a result of the
Initial Closing.
[2]	The 3,085,875 figure is the addition of 1,136,334 and 1,949,541, the latter being the number of shares, Mr. Fabert owns of record and beneficially at the present time.
[3]	Parthian is reported to have undertaken to deliver 697,000 shares to third parties as explained in footnote 3 to the table above showing the Securities Ownership of Certain Shareholders of Orion. Consequently after the Second Closing,
Parthian will remain with the 600,000 shares of Orion it currently owns. See the footnotes to the table showing
Securities Ownership of Certain Beneficial Owners of Orion above.
[4]	[4]Synergy is to receive 200,000 of the 697,920 shares to be distributed to Parthian, and by it to third parties, as explained
n the prior footnote. Consequently Synergy will hold 820,373 shares of record. See the footnotes to the table showing
Securities Ownership of Certain Beneficial Owners of Orion above.
[5]	Based on 15,856,532 shares of Orion then being outstanding.
[6]	Includes 18,500 shares of Orion owned by Atlantic.

(c)  Change in Control- Security Ownership of Certain Beneficial Owners of Orion and of its
Officers and Directors After the Exchange

Upon consummation of the Exchange Agreement with Ovale, it is believed that the only persons who will own or record or beneficially more than 5% of the outstanding common stock of Orion will be the persons listed below. Upon the Second Closing, Ovale will become a wholly-owned subsidiary of Orion.  The ownership of management and the holders of record or beneficially, of more than 5% of the 15,856,532 shares which will then be outstanding will be as follows:

Name and Address of		Amount and Nature of
Beneficial Owner	Positions	Beneficial Ownership	Percentage of Class

Irwin Pearl	Director	- 0 -	-%
25 Nantwick Street
Lido Beach, NY
11561

Vladimir Fabert	Director and	3,085,875(1)	19.5%
36 Boulevard	President
Helvetique
1207 Geneva,
Switzerland

Gilles Neveu	Director and	2,800,000	17.7%
36 Boulevard	Executive Vice
Helvetique	President
1207 Geneva,
Switzerland

Richard Von Tscharner		825,469	5.2%
87 Route de Suisse,
1296 Coppet,
Switzerland

Synergy Asset Management Ltd. c/o Majid El Sohl15, Rue Rodolphe Toepffer1206 - Geneva, Switzerland		800,000	5.0%

All officers and		5,885,875	37.1%
directors as a group
(four persons)

(1)	Does not include 720,000 shares held in the name of his wife, Alexandra, of which he denies beneficial ownership.

Certain Relationships And Related Transactions

On September 27, 2004, On October 12, 2004, Irwin Pearl, an executive officer and director of  Orion, sold 10,000 shares of  Orion's Common Stock under Rule 144 under the Securities Act.

On November, 2004, and in connection with the Exchange described herein in PART I.,  Orion caused the original issuance of an aggregate of 5,900,000 restricted (i.e., unregistered) shares of its Common Stock registered in the name of 46 individual and/or entity  shareholders of Ovale.  The certificates of Mr. Fabert are being held by Ovale in escrow pending the final closing of the Exchangedescribed herein in PART I. Of the 46  shareholders, only Vladimir Fabert, an executive officer and director of Ovale (1, 949,541 shares or approximately 20%) and Alexandra Fabert, his wife, who is not otherwise affiliated with Ovale as an executive officer or director (720,000 shares or approximately 7%), are the record owners of more than 5% of  Orion's issued and outstanding shares of Common Stock. On September 27, 2004, On October 12, 2004, Irwin Pearl, an executive officer and director of Orion, sold 10,000 shares of Orion's Common Stock under Rule 144 under the Securities Act.

                On November 17, 2004, and in connection with the Exchange,  Orion caused the original issuance of an aggregate of 5,900,000 restricted (i.e., unregistered) shares of its Common Stock registered in the name of 46 individual and/or entity  shareholders of Ovale. Of the 46  shareholders, only Vladimir Fabert, an executive officer and director of Ovale (1, 949,541 shares or approximately 20%) and Alexandra Fabert, his wife, hold more than 5% of Orion's issued and outstanding shares of Common Stock.  Mrs. Fabert holds 720,000 share or 7% of the currently outstanding shares of Orion. Mr. and Mrs. Fabert’s shares were held in escrow pending delivery to Orion of Ovale’s audited financials.  Upon the delivery of those financials, on November 14, 2005, the noted Ovale shares were delivered to Mr. and Mrs. Fabert. Mr. and Mrs. Fabert deny beneficial ownership of the shares held by each other.

Except for the foregoing,  and interests in the Ovale transactions,  Orion has not been advised, nor does it have any reason to believe that during the fiscal year ended April 30, 2006, any officer, director or relative or spouse of the foregoing persons or any relative of such person who has the same home as such person, or is or was a director or other officer of any parent of  Orion or any shareholder known by  Orion to own of record or beneficially more than five (5%) percent of  Orion's Common Stock, had a direct or indirect material interest in any transaction or presently proposed transaction to which  Orion or any of its parents was or is a party.

Parents.  As at April 30, 2006, Vladimir Fabert, an executive officer and director of Ovale, may be deemed to be a parent of  Orion.  However, control remains in the current board of directors under the Exchange Agreement with Ovale.

Risk Factors Concerning Orion

No Operating History or Revenue and Minimal Assets.

The Company has had no operating history nor any revenues or earnings from operations for at least the last three years. The Company has no significant assets or financial resources. The Company will, in all likelihood, incur operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in the Company incurring a net operating loss which will increase continuously until the Company can consummate a business combination with a target company. There can be no assurance that the Company will be able to identify such a target company and consummate such a business combination on acceptable terms or that it will derive any benefit from the net operating loss.

Speculative Nature of the Company's Proposed Operations.

            The success of the Company's Exchange with Ovale will depend on the operations, financial condition and management of Ovale. There can be no assurance that Ovale will be successful in its proposed high end infant's clothing and giftware business.

Reporting Requirements May Delay or Preclude Acquisition.

            Section 13 of the Exchange Act requires companies subject thereto to provide certain information about significant acquisitions including certified financial statements for the Company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the 34 Act are applicable.

Lack of Market Research or Marketing Organization.

            The Company has not conducted, nor have others made available to it, market research indicating that demand exists for the transactions contemplated by the Company. Even in the event demand exists for a merger or acquisition of the type contemplated by the Company, there can be no assurance the Company will be successful in completing any such business combination.

Lack of Diversification.

The Company's proposed operations, even if successful, will, at least in the short term and in all likelihood in the long term, result in the Company engaging in a business combination with only one business opportunity. Consequently, the Company's activities will be limited to those engaged in by the business opportunity which the Company merges with or acquires. The Company's inability to diversify its activities into a number of areas may subject the Company to economic fluctuations within a particular business or industry and therefore increase the risks associated with the Company's operations..

Reduction of Percentage Share Ownership Following the Exchange.

The Company's primary plan of operation is based upon the consummation of a business combination with a business entity which, in all likelihood, will result in the Company issuing securities to shareholders of such business entity. The issuance of previously authorized and unissued common stock of the Company would result in reduction in percentage of shares owned by the present shareholders of the Company and would most likely result in a change in control or management of the Company.

Taxations Considerations Will Affect Any Future Deal

Federal and state tax consequences will, in all likelihood, be major considerations in any business combination the Company may undertake. Currently, such transactions may be structured so as to result in tax-free treatment to both companies, pursuant to various federal and state tax provisions. The Company intends to structure any business combination so as to minimize the federal and state tax consequences to both the Company and the target company; however, there can be no assurance that such business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes which may have an adverse effect on both parties to the transaction or their respective shareholders.

Cost of Compliance with Exchange Act Certain Reporting Requirements

Section 13 of the Exchange Act requires companies subject thereto to provide certain information about significant acquisitions including certified financial statements for the Company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the 34 Act are applicable.

ORION’S ANNUAL AND QUARTERLY REPORTS: INCORPORATION BY REFERENCE
AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Orion is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any document Orion filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of Orion's SEC filings are also available to the public from the SEC's EDGAR web site at www.sec.gov.

The SEC allows filers to "incorporate by reference" information into their Proxy Statements, which means that filers can disclose important information to recipients of Proxy Statements by referring them to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Proxy Statement, except to the extent any information is superseded by this Proxy Statement. The following documents which have been filed by Orion with the Securities and Exchange Commission (SEC File Number 000-23873) and contain important information about Orion and its finances, are incorporated into this Proxy Statement:

•	Our Annual Report on Form 10-KSB, as amended for the fiscal year ended April 30, 2006, filed with the SEC on April 24, 2007.

•	Quarterly Reports on 10-QSB for the quarters ended July 31, 2006, September 30, 2006 and January 31, 2007.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The Annual Report incorporated by reference into this Proxy Statement is being delivered to our  shareholders along with this Proxy Statement.

The Company will provide without charge to each person to whom this Proxy Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than Exhibits to such documents, unless such Exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 14 Front St., Hempstead, NY 11550; telephone 516-220-1229.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Irwin Pearl
Irwin Pearl, President

EXHIBITS

The following documents are annexed to this Proxy Statement:
Exhibit A: Exchange Agreement dated September 15, 2004
Exhibit B: Amendment to the Exchange Agreement dated November 4, 2005
Exhibit C: Amendment to the Exchange Agreement dated January 3, 2006
Exhibit D: Amendment to Exchange Agreement dated August, 2007 regarding voting of 5,900,000 shares
Exhibit E: Form of Certificate of Amendment
Exhibit F: Audited Financial Statements of Orion
Exhibit G: Audited Financial Statements of Ovale
Exhibit: H: Unaudited Financial Statements of Ovale for the Quarter ended March 31, 2007
Exhibit I: Pro Forma Financial Statements of Orion and Ovale
Exhibit J: New Jersey Statutes Sections14A:10-12 and 14A:11
Exhibit K: Form of Proxy

Exhibit A: Exchange Agreement

                        SHARE EXCHANGE AGREEMENT

                            BY AND BETWEEN

                 ORION DIVERSIFIED TECHNOLOGIES, INC.

                                 AND

                              OVALE, SA

                      DATED  SEPTEMBER 15, 2004

                         Table of Contents

ARTICLE I  EVENTS TO TAKE PLACE AT THE CLOSING                          6
  SECTION 1.1. Agreement to  Exchange. Common Stock and Cancel Debt     6
  SECTION 1.2. Closing                                                  6
ARTICLE II  REPRESENTATIONS AND WARRANTIES OF OVALE                     7
  SECTION 2.1. Corporate Organization                                   7
  SECTION 2.2. Capitalization Of Ovale                                  7
  SECTION 2.3. Subsidiaries and Equity Investments                      8
  SECTION 2.4. Authorization and Validity of Agreements                 8
  SECTION 2.5. No Conflict or Violation                                 8
  SECTION 2.6. Consents and Approvals                                   8
  SECTION 2.7. Financial Statements                                     8
  SECTION 2.8. Absence of Certain Changes or Events                     9
  SECTION 2.9. Tax Matters                                             10
  SECTION 2.10. Absence of Undisclosed Liabilities                     10
  SECTION 2.11. Interests in Real Property                             11
  SECTION 2.12. Personal Property                                      11
  SECTION 2.13. Licenses, Permits and Governmental Approvals.          11
  SECTION 2.14. Compliance with Law                                    11
  SECTION 2.15. Litigation                                             11
  SECTION 2.16. Contracts                                              12
  SECTION 2.17. Employee Plans                                         13
  SECTION 2.18. Insurance                                              13
  SECTION 2.19. Environmental Matters                                  13
  SECTION 2.20. Labor Matters                                          13
    A. Except as set forth in Schedule 2.20                            13
    B. Except as set forth in Schedule 2.20                            14
  SECTION 2.21. Disclosure                                             14
  SECTION 2.22. Survival                                               15
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF OVALE SHAREHOLDERS,
             AND OF FABERT AS LENDER                                   15
  SECTION 3.1. Authorization and Reliability of Agreement of the
               Ovale Shareholders                                      15
  SECTION 3.2. Free and Clear Ownership of Shares                      15
  SECTION 3.3. Authorization and Reliability of Agreement of Fabert
               as Lender                                               15
  SECTION 3.4. Investment Understanding and Representation by Orion    15
  SECTION 3.5. Investment Representations Regarding the Orion Shares,
               Legending and Stop Orders                               16
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF ORION                    16

  SECTION 4.1. Corporate Organization, Books and Records               16
  SECTION 4.2. Capitalization of Orion; Title to the Shares            17
    A. Capitalization and Planned Capitalization                       17
    B. Free Trading and Other Securities                               17
  SECTION 4.3. Subsidiaries                                            18
  SECTION 4.4. Authorization and Validity of Agreements                18
  SECTION 4.5. No Conflict or Violation                                18
  SECTION 4.6. Consents and Approvals                                  18
  SECTION 4.7. Financial Statements                                    19
    A. Audited Financial Statements                                    19
    B. Unaudited Financial Statements                                  19
  SECTION 4.8. Absence of Certain Changes or Events                    19
  SECTION 4.9. Tax Matters                                             20
  SECTION 4.10. Absence of Undisclosed Liabilities                     20
  SECTION 4.11. Interests in Real Property                             21
  SECTION 4.12. Personal Property                                      21
  SECTION 4.13. Licenses, Permits and Governmental Approvals           21
  SECTION 4.14. Compliance with Law                                    21
  SECTION 4.15. Litigation                                             21
  SECTION 4.16. Contracts                                              22
  SECTION 4.17. Employee Plans                                         23
  SECTION 4.18. Insurance                                              23
  SECTION 4.19. Environmental Matters                                  23
  SECTION 4.20. Labor Matters                                          23
    A. Orion is not a party to                                         23
    B. Except as set forth in Schedule 4.19                            24
  SECTION 4.21. Investment Intent                                      24
  SECTION 4.22. SEC Filings                                            24
  SECTION 4.23. Disclosure                                             25
  SECTION 4.24. Survival                                               25
ARTICLE V  MUTUAL PRE-CLOSING COVENANTS                                25
  SECTION 5.1. Certain Changes and Conduct of Business                 25
  SECTION 5.2. Access to Properties and Records                        27
  SECTION 5.3. Negotiations                                            27
  SECTION 5.4. Consents and Approvals                                  28
  SECTION 5.5. Public Announcement                                     28
  SECTION 5.6. Original Issuance                                       28
ARTICLE VI  CONDITIONS TO OBLIGATIONS OF ORION                         28
  SECTION 6.1. Representations and Warranties of Ovale                 28

                                  2

  SECTION 6.2. Agreements and Covenants                                28
  SECTION 6.3. Consents And Approvals                                  29
  SECTION 6.4. No Violation of Orders                                  29
  SECTION 6.5. Good standing and Other Certificates                    29
  SECTION 6.6. Other Closing Documents                                 30
ARTICLE VII  CONDITIONS TO OBLIGATIONS OF OVALE                        30
  SECTION 7.1. Representations and Warranties of Orion                 30
  SECTION 7.2. Agreements and Covenants                                30
  SECTION 7.3. Consents and Approvals                                  30
  SECTION 7.4. No Violation of Orders                                  30
  SECTION 7.5. Good Standing and Other Certificates                    31
  SECTION 7.6. Other Closing Documents                                 31
  SECTION 7.7. Corporate Matters                                       31
ARTICLE VIII  TERMINATION AND ABANDONMENT                              32
  SECTION 8.1. Methods of Termination                                  32
  SECTION 8.2. Procedure Upon Termination                              33
ARTICLE IX  POST-CLOSING AGREEMENTS                                    33
  SECTION 9.1. Consistency in Reporting                                33
ARTICLE X  MISCELLANEOUS PROVISIONS                                    33
  SECTION 10.1. Survival of Provisions                                 33
  SECTION 10.2. Publicity                                              34
  SECTION 10.3. Successors and Assigns; No Third-Party Beneficiaries   34
  SECTION 10.4. Finders                                                34
  SECTION 10.5. Fees and Expenses                                      34
  SECTION 10.6. Notices                                                34
  SECTION 10.7. Entire Agreement                                       35
  SECTION 10.8. Severability                                           35
  SECTION 10.9. Titles and Headings                                    35
  SECTION 10.10. Counterparts                                          35
  SECTION 10.11. Convenience of Forum; Consent to Jurisdiction         35
  SECTION 10.12. Enforcement of The Agreement                          35
  SECTION 10.13. Governing Law                                         35
  SECTION 10.14. Schedules                                             36

                                     3

THIS SHARE EXCHANGE AGREEMENT, (the "Agreement") made this 15th day of
September, 2004, by and between
  1) Orion Diversified Technologies, Inc. a New Jersey corporation with an office at 630 Shore Road,  Suite 505, Long Beach, NY 11561 ("Orion"),
  2) Ovale, S.A., a Swiss societe anonyme with its principal office at 36
  Boulevard, Helvetique CH-1207 Geneva, Switzerland  ("Ovale"),
  3) The individual holders of all 100 outstanding Class A shares of
  Ovale's common stock, 1,000 CHF (i.e., Swiss Francs) par value and the individual holders of all 150 outstanding Class B shares of Ovale's common stock, 5,000 CHF par value (the "Ovale Shares") (the "Ovale
  Shareholders"), and
  4) Vladimir Fabert, a Lender, with his principal place of business at
  36 Boulevard, Helvetique CH-1207 Geneva, Switzerland ("Fabert").

Orion, Ovale, the Ovale Shareholders, and Fabert are sometimes hereinafter individually referred to as a "Party" and collectively as the "Parties."

A. WHEREAS, Ovale is a Societe Anonyme, organized under the laws of
Switzerland, the shares of which are privately held, and all of its beneficial shareholders are listed on Exhibit 1 hereto;
B. WHEREAS, Orion is a corporation organized under the laws of the State of New Jersey with a class of securities registered with the Securities and Exchange Commission ("SEC") pursuant to Section 12(g) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act");
C. WHEREAS on May 9, 2003 Orion, Ovale, and the Ovale Shareholders
entered into an agreement which was intended to carry out the same transaction as this Agreement, and that agreement has been amended from time to time;
D. WHEREAS in June, 2003, certain Class A Shareholders of Ovale ("June
Borrowers") borrowed CHF 50,000 from Orion;
E. WHEREAS since May 9, 2003, Fabert, as a lender to Ovale, has arranged for a loan to be made to Ovale for a maximum of 700,000 Euros(the
"Fabert-Ovale Loan");
F. WHEREAS Fabert and Ovale have agreed that Fabert will accept shares of Orion at the ratio of 1.667 Orion shares for each Euro lent to Ovale by Orion as of the time of the closing as payment of  the Fabert-Ovale
Loan;
G. WHEREAS the parties desire to amend and restate their prior agreements in the form of this Agreement so that it replaces all prior agreements between them;
H. WHEREAS, the respective board of directors of Orion and Ovale have approved the exchange of the Ovale Shares and the Fabert-Ovale Loan in consideration for a maximum of

                                  4

11,775,000 shares of Orion's Common Stock, $.01 par value per share (the
"Orion Shares"),  and  the payment of 50,000 CHF to the holders of
Ovale's Class A shares in the form of the forgiveness of the outstanding sum payable pursuant to the terms of this Agreement (the "Share
Exchange"), all with the intent that immediately following the Share
Exchange, the Ovale Shareholders shall hold a maximum of  75% of the outstanding shares of Orion's common stock  and Ovale shall be a wholly owned subsidiary of Orion; and

I. WHEREAS, the Share Exchange is not intended to qualify as a tax free
reorganization under   the U.S. Internal Revenue Code of 1986, as amended
(the "Code").

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the Parties hereby agree as follows:

ARTICLE I  EVENTS TO TAKE PLACE AT THE CLOSING.

SECTION 1.1. Agreement to  Exchange. Common Stock and Cancel Debt.

On the Closing Date (as that term is hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement,

1) the Ovale Shareholders shall sell, assign, transfer, convey and deliver all the Ovale Shares (and the certificates representing them)
   to Orion; and Orion shall accept the Ovale Shares  in  exchange for
   10,608,100 newly issued Orion Shares delivered to the Ovale
   Shareholders on a pro rata basis;
2) the June Borrowers  shall accept, and Orion shall pay to them,
   CHF50,000 as additional payment for their Class A Ovale shares; and
   the debt of the June Borrowers to Orion shall thus be extinguished;
3) Fabert, as Lender, shall assign the Fabert-Ovale Loan to Orion, and
   Orion shall issue to Fabert, up to 1,166,900 Orion Shares at the ratio of 1.667 Orion Share per Euro of the Fabert-Ovale Loan outstanding for the assignment of the Fabert-Ovale loan;
4) As a result of the transactions set forth in this section 1.1 there shall be issued and outstanding 15,836,532 Orion Shares of which the
   Ovale Shareholders, and Fabert (as Lender) shall own of record
   11,775,000 Orion Shares.  (The 11,775,000 shares does not include
   Orion shares owned by Ovale shareholders prior to the execution of this Agreement.)

SECTION 1.2. Closing.

The closing of the Share Exchange (the "Closing") shall take place at
10:00 a.m. E.S.T. on the second business day after the conditions to closing set forth in Articles VI and VII have been

                                   5

satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the principal offices of
Orion's counsel at 477 Madison Avenue, 14th Floor, New York, New York. At
the Closing, the Parties shall carry out the transactions set out in
Section 1.1, and the Ovale Shareholders shall deliver to Orion the stock certificates representing the Ovale Shares.  The Ovale Shares delivered to Orion shall be represented by certificates duly endorsed in blank with
Medallion signatures guaranteed, for transfer or accompanied by appropriate stock powers similarly executed, and Orion shall deliver duly issued share certificates issued in the names designated by Ovale.

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF OVALE

Ovale hereby represents and warrants to and agrees with Orion as follows:

SECTION 2.1. Corporate Organization.

Ovale is a societe anonyme duly organized on October 17, 2002, validly existing and in good standing under the laws of the Confederation of
Switzerland, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business and in good standing in each jurisdiction where the nature of the business conducted or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of
Ovale (an "Ovale Material Adverse Effect");

Copies of the Articles of Incorporation and By-laws of Ovale, with all amendments thereto to the date hereof, have been furnished to Orion, and such copies (attached hereto as Schedule 2.1) are accurate and complete as of the date hereof. The minute books of Ovale are current as required by law, contain the minutes of all meetings of the Board of Directors from date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors of Ovale and copies thereof shall be delivered to Orion prior to the Closing Date including the corporate action referenced in Section 2.4.

SECTION 2.2. Capitalization Of Ovale.

The authorized capital stock of Ovale consists of  100 Class A shares of common stock, 1,000 CHF  par value per share, of which  100  shares are issued and outstanding and 150 Class B shares of common stock, 5,000 CHF
(i.e., Swiss Francs) par value per share, of which  150 shares are issued and outstanding, a total share capital of 850,000 CHF.  All of the shares of capital stock have been duly authorized and validly issued, and are fully paid and non-assessable and no personal liability attaches to the ownership thereof. The Ovale Shares represent 100% of the outstanding shares of capital stock of Ovale, and there are no options, warrants, agreements,

                                6

commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Ovale outstanding. All the beneficial holders of the Ovale Shares are listed on Exhibit 1.

SECTION 2.3. Subsidiaries and Equity Investments.

Ovale has no subsidiaries or equity interest in any corporation, partnership, joint venture, or other entity except for those set forth in Schedule 2.3.

SECTION 2.4. Authorization and Validity of Agreements.

Ovale has all corporate power and authority to execute and deliver this
Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this
Agreement by Ovale and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Ovale are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

SECTION 2.5. No Conflict or Violation.

The execution, delivery and performance of this Agreement by Ovale does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of Ovale, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, or give to any other entity any right of termination, amendment, acceleration or cancellation, of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Ovale is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Ovale, nor result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Ovale is bound.

SECTION 2.6. Consents and Approvals.

No consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation is required, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement or the performance by Ovale of its or their obligations hereunder has been done.

SECTION 2.7. Financial Statements.

1) As a condition precedent to Closing, Ovale shall furnish to Orion audited financial

                                  7

statements for the period from inception through its fiscal year end,
December 31st, 2003; (such financial statements being hereinafter referred to as the "Ovale Audited Financial Statements"). The Ovale
Audited Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles,
(ii) present fairly, in all material aspects, the financial position, results of operations and changes in financial position of Ovale, as of such date and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Ovale, (iv)
are reconciled with the financial statements and the financial records maintained and the accounting methods applied by Ovale for federal income tax purposes, (v) and contain all entries recommended by Ovale's independent certified public accountants.

2) Ovale shall furnish Orion with such unaudited interim financial statements as shall be required to comply with the applicable rules of the SEC necessary to consummate this transaction (the "Ovale Unaudited
Financial Statements").  The Ovale Unaudited Financial Statements shall reflect all adjustments that are, in the opinion of its management, necessary to a fair statement of the results for the interim periods presented.  The Ovale Audited Financial Statements and the Ovale
Unaudited Financial Statements are hereinafter collected referred to as the "Ovale Financial Statements".

SECTION 2.8. Absence of Certain Changes or Events.

Since December 31st, 2003, and except as set forth on Schedule 2.8:

1) Ovale has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of Ovale. Ovale does not know or have reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Ovale;

2) There has not been any substantive change in any method of accounting or accounting practice of Ovale;

3) There has not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Ovale or any redemption, purchase or other acquisition of any of Ovale's securities by Ovale; and

4) There has not been a material increase in the compensation payable or to become payable to any director or officer of Ovale.

                                  8

SECTION 2.9. Tax Matters.

1) All tax returns, reports, or information returns or other documents
(including any related or supporting information) required to be filed before the Closing in respect of Ovale have been filed, and Ovale has paid, accrued or otherwise adequately reserved for the payment of all
Taxes (as that term is hereinafter defined) required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed.
Copies of such returns shall be furnished to Orion prior to the Closing
Date.  All Taxes of Ovale have been paid or adequately provided for and
Ovale knows of no proposed additional tax assessment against Ovale not adequately provided for in the Ovale Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against
Ovale; there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Ovale. In the ordinary course,
Ovale makes adequate provision on its books for the payment of Taxes
(including for the current fiscal period) owed by Ovale. Ovale has not executed an extension or waiver of any statute of limitations on the assessment or collection of Tax that is currently in effect.

2) "Taxes" shall, for purposes of this Agreement, mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

SECTION 2.10. Absence of Undisclosed Liabilities.

1) Ovale has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of
Ovale included in the Financial Statements other than liabilities i ncurred or accrued in the ordinary course of business since the date of the last financial statements (annual or quarterly) furnished to Orion.

2) Financial Statements. Except as shown in such balance sheets or in the notes to the Ovale Financial Statements, Ovale is not directly or indirectly liable upon, or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except for debts undertaken in the ordinary course of its business, none of which will have a material adverse effect upon Ovale.

                                 9

SECTION 2.11. Interests in Real Property.

Ovale does not own any item of or interest in real property, but leases the property shown on Schedule 2.11.

SECTION 2.12. Personal Property.

Ovale owns all personal property ("Personal Property") purported to be owned by it as of the date hereof, in each case free and clear of all
Liens, except for those Liens described in Schedule 2.12. All of the
Personal Property owned or leased by, and commonly used or necessary for or in the operations of Ovale: (i) is in such operating condition or repair as may be necessary to carry on the business of Ovale as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, to carry on the ordinary course of business of Ovale.

SECTION 2.13. Licenses, Permits and Governmental Approvals.

Except as set forth on Schedule 2.13, there are no  licenses, permits, franchises, authorizations and approvals issued or granted to Ovale by any national, federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"). (Schedule 2.13 need not list vehicle registrations, occupancy licenses, if any, export/import licenses, etc. the absence of which would not have a material adverse effect upon its business.)

SECTION 2.14. Compliance with Law.

The operations of Ovale have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Ovale and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Ovale Material Adverse Effect.
Ovale has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Ovale or any of its assets, properties or operations.

SECTION 2.15. Litigation.

There are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Ovale's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Ovale or any of its officers, directors, employees, agents or affiliates

                              10

involving, affecting or relating to any assets, properties or operations of Ovale or the transactions contemplated by this Agreement, nor is any basis known to it for any such action, suit, proceeding or investigation.
Schedule 2.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither
Ovale nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any country, judicial, state or local court or governmental or regulatory authority or arbitrator, that would have a Ovale Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

SECTION 2.16. Contracts.

Schedule 2.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which Ovale is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material

1) contracts, agreements and commitments not made in the ordinary course of business;
2) purchase and supply contracts with a value in excess of $25,000;
3) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit;
4) leases and subleases of real or personal property;
5) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights;
6) contracts or commitments limiting or restraining Ovale from engaging or competing in any lines of business or with any person, firm, or corporation;
7) partnership and joint venture agreements; and
8) all amendments, modifications, extensions or renewals of any of the foregoing. (The foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. Ovale has performed all obligations required to be performed by it to date hereunder, and is not in default in respect of any Commitment, and to Ovale's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of Ovale's knowledge and belief, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

                                 11

SECTION 2.17. Employee Plans.

Ovale maintains no pension, savings, stock option, retirement, severance, health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") nor has any obligation to contribute to such
Plans other than required by the laws of the jurisdiction in which Ovale is active.

SECTION 2.18. Insurance.

Schedule 2.18 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of Ovale. Except as set forth in Schedule
2.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to Ovale's best knowledge) and sufficient for all applicable requirements of law and will not in any way be affected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. Ovale is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance.  Except as set forth in Schedule 2.18, there is no claim by
Ovale pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

SECTION 2.19. Environmental Matters.

No licenses, permits or other authorizations are required under applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and Ovale is in compliance with all
Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a Ovale Material
Adverse Effect. Ovale has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person
(governmental or otherwise) under any Environmental Laws, nor has Ovale received notice of any such liability or any claim therefore.

SECTION 2.20. Labor Matters.

A. Except as set forth in Schedule 2.20:

1) Ovale is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission;
2) Ovale is not a party to any agreement, policy or practice that requires it to pay

                                12

   termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law);
3) Ovale is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Ovale nor does
   Ovale know of any activities or proceedings of any labor union to organize any such employees.  Ovale has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.
B. Except as set forth in Schedule 2.20:
1) Ovale is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment;
2) there is no unfair labor practice charge or complaint pending;
3) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Ovale's best knowledge, threatened against or affecting Ovale, and Ovale has not experienced any strike, material slowdown or material work stoppage, lockout or other collective labor action by or with respect to employees of Ovale since the date of its last Financial Statement;
4) there is no question concerning union representation or negotiations of terms of employment and no union represents any Ovale employees.
5) there are no charges with respect to or relating to Ovale pending before the U.S. Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; and
6) Ovale has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Ovale and no such investigation is in progress.

SECTION 2.21. Disclosure.

This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby or on behalf of Ovale in connection with the transactions contemplated by this Agreement, individually and when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

                                 13

SECTION 2.22. Survival.

Each of the representations and warranties set forth in this Article II shall be deemed represented and made by Ovale at the Closing as if made at such time and shall survive the Closing for a period terminating on the first anniversary thereof.

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF OVALE SHAREHOLDERS, AND
             OF FABERT AS LENDER

The Ovale Shareholders, and Fabert as Lender  severally (except as expressly stated otherwise) , represents and warrants to and agrees with
Orion as follows:

SECTION 3.1. Authorization and Reliability of Agreement of the Ovale
Shareholders.

The Ovale Shareholders, have the power to enter into this Agreement and to carry out their obligations hereunder.  This Agreement has been duly executed by the Ovale Shareholders, or their authorized representative, and constitutes the valid and binding obligation of the Ovale
Shareholders and is enforceable against the Ovale Shareholders in accordance with its terms.

SECTION 3.2. Free and Clear Ownership of Shares

Each Ovale Shareholder owns his Ovale Shares free and clear of any and all liens, claims or encumbrances of any nature or description.  Each
Ovale Shareholder severally represents that he is the sole record and beneficial owner of the Ovale Shares set forth opposite such holder's name on Schedule 3.1 hereto, that he has the sole and undisputed power, right and authority to sell, transfer, option, pledge or hypothecate the same; and owns his Ovale Shares free and clear of any and all liens, suits, proceedings, claims and encumbrances of any kind, nature or description whether accrued, absolute, contingent or otherwise. To the best knowledge and belief of each holder, the Ovale Shares held by him are duly and validly issues, fully paid and non-assessable, and represent, respectively, the only issued and outstanding voting securities of Ovale in which  he has any interest.

SECTION 3.3. Authorization and Reliability of Agreement of Fabert as
Lender.

Fabert, as Lender, has the power to enter into this Agreement and to carry out his obligations hereunder.  This Agreement has been duly executed by him, and constitutes his valid and binding obligation as
Lender, and is enforceable against him as Lender in accordance with its terms.

SECTION 3.4. Investment Understanding and Representation by Orion.

Each of the Ovale Shareholders and Fabert as Lender has been advised, and by their respective execution of this Agreement, hereby agrees, accepts and acknowledges that none of the Orion Shares to be exchanges and delivered hereunder shall have been registered under the Securities

                                 14

Act of 1933, as amended (the "Securities Act"), and that in originally issuing the Orion Shares to each of them, Orion will be relying upon an exemption from registration based upon the investment and other representations of each of them.

SECTION 3.5.  Investment Representations Regarding the Orion Shares,
Legending and Stop Orders.

Each of the Ovale Shareholders, and Fabert, as Lender, is acquiring the
Orion Shares for their own respective accounts and each has no present arrangement or agreement for the sale, pledge or hypothecation of the
Orion Shares to any person or firm and each has acknowledged that they are acquiring the Orion Shares in good faith for the purposes of investment, that the Orion Shares have not been registered under the
Securities Act, and that each has have agreed to the placement of the following  restrictive legend on the certificates representing the Orion
Shares.

  "The Shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a
  'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

Each has further agreed that the Orion Shares will be the subject of standard stop transfer order on the books and records of Bench's transfer agent.

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF ORION

Orion represents and warrants to and agrees with Ovale and the Ovale
Shareholders as follows:

SECTION 4.1. Corporate Organization, Books and Records.

1) Orion is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction where the nature of the business conducted by Orion or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Orion (an "Orion Material Adverse
Effect").

2) Copies of the Articles of Incorporation and By-laws of Orion, with all amendments thereto to the date hereof, have been furnished to Ovale, and such copies (annexed hereto as Schedule 4.1) are accurate and complete as of the date hereof. The minute books of Orion are current as required by law, contain the minutes of all meetings of the Board of Directors, committees of the Board of Directors from the date of incorporation to this date, and adequately

                                 15

reflect all material actions taken by the Board of Directors and committees of the Board of Directors of Orion.

3) The minute books of Orion, all the contents of which have been previously made available to Ovale and its representatives, contain accurate records of all meetings of, and corporate action taken by
(including action taken by written consent), the shareholders and Board of Directors of Orion.  Orion does not have any of its respective records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Orion.

SECTION 4.2. Capitalization of Orion; Title to the Shares.

A. Capitalization and Planned Capitalization

The authorized capital stock of Orion consists of (a) 10,000,000 shares of common stock, par value $.01 per share, of which 4,061,532 shares are issued and outstanding and no shares are reserved for issuance (the
"Orion Shares"). All of the outstanding Orion Shares have been duly authorized and validly issued, and are fully paid and non-assessable and free of preemptive or similar rights and no personal liability attaches to the ownership thereof.  As of the date of Closing, the Board of
Directors and a majority of the shareholders of Orion shall have duly authorized an amendment of Orion's Certificate of Incorporation so as to approve: (i) an increase in its authorized shares of Common Stock to
22,000,000 shares; (ii) the creation of a class of authorized shares of
Preferred Stock in the amount of 2,000,000 shares; and (iii) the change in the name of Orion to Ovale Holdings Corporation.  Said amendment to the Certificate of Incorporation shall have been duly and properly filed by the date of Closing.  The Orion Shares are the sole outstanding shares of capital stock of Orion, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Orion.

B. Free Trading and Other Securities.

Except as set forth on Schedule 4.2B, all the issued and outstanding shares of Orion are freely tradeable in compliance with the Securities
Act. Schedule 4.2, certified by Orion's transfer agent, lists all the holders of record, and persons known to hold shares beneficially, who hold shares issued in private placements or otherwise pursuant to exemptions from registration under the Securities Act which are not free trading shares.  All such shares are the subject of standard stop transfer order on the books and records of Orion's transfer agent.

                                16

SECTION 4.3. Subsidiaries.

Orion has no subsidiaries and no investments, directly or indirectly, or the financial interest in any other corporation or business organization, join venture, or partnership of any kind whatsoever.

SECTION 4.4. Authorization and Validity of Agreements.

Orion has all corporate power and authority to execute and deliver this
Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and to exchange the
Orion Shares with the Ovale Shareholders, and to otherwise  perform its obligations hereunder and to consummate all the transactions contemplated hereby.  All of the Orion Shares to be issued  pursuant to this Agreement, when issued and delivered as provided herein, shall be duly authorized, validly issued and non-assessable and free of preemptive or similar rights.  The execution and delivery of this Agreement by Orion and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Orion are necessary to authorize this
Agreement or to consummate the transactions contemplated hereby.

SECTION 4.5. No Conflict or Violation.

Except as otherwise set forth on Schedule 4.4, the execution, delivery and performance of this Agreement by Orion does not and will not violate or conflict with any provision of the Articles of Incorporation or
By-Laws of Orion, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Orion is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Orion, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Orion is bound.

SECTION 4.6. Consents and Approvals.

Schedule 4.5 sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by Orion or the performance by
Orion of its obligations hereunder.

                                   17

SECTION 4.7. Financial Statements.

A. Audited Financial Statements.

Orion has heretofore furnished to Ovale audited financial statements as of and for the two fiscal years ended on April 30, 2004, accompanied by the report thereon of Orion's Independent Certified Public Accountants,
(the "Orion Audited Financial Statements"). The Orion Audited Financial
Statements, including the notes thereto: (i) were prepared in accordance with generally accepted accounting principles; (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of Orion as of such dates and for the periods then ended; (iii) are complete, correct and in accordance with the books of account and records of Orion: (iv) are reconciled with the financial statements and the financial records maintained and the accounting methods applied by Orion for federal income tax purposes, and
(v) contain all entries recommended by Orion's Accountants.

B.  Unaudited Financial Statements.

Orion has heretofore furnished to Ovale unaudited financial statements as of and for the nine months ended January 31, 2004, accompanied by the report thereon of Orion's Independent Certified Public Accountants As a
condition precedent to the Closing. Orion will furnish to Ovale audited financial statements for its fiscal year ended April 30, 2004, accompanied by the report thereon of Orion's Independent Certified
Public Accountants and will also furnish Ovale with any subsequently dated unaudited financial statements which Orion is required to file with the SEC in order to maintain its reporting status (Orion unaudited financial statements are referred to herein as the "Orion Unaudited
Financial Statements" Orion Audited Financial Statements are referred to herein as the "Orion Audited Financial Statements" and together they are referred to as the "Orion Financial Statements"). The Orion Audited
Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of Orion as of such dates and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Orion, (iv) are reconciled with the financial statements and the financial records maintained and the accounting methods applied by Orion for federal income tax purposes, and (v) contain all entries recommended by Orion's
Accountants.

SECTION 4.8. Absence of Certain Changes or Events.

Since  April 30,  2004  and except (i) as contemplated by this Agreement, or (ii) set forth in the periodic reports filed by Orion with the SEC under the Exchange Act (the "Orion Public Reports") or (iii) as set forth on Schedule 4.7:

1) Orion has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations,

                                18

prospects, net income or conditions financial or otherwise of Orion.
Orion does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Orion;

2) There has not been any substantive change in any method of accounting or accounting practice of Orion;

There have not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Orion or any redemption, purchase or other acquisition of any other Orion's securities; and any increase in the compensation payable or to become payable to any director or officer of Orion other than pursuant to employment agreements or consistent with prior past practices.

SECTION 4.9. Tax Matters.

All tax returns, reports, or information returns or other documents
(including any relating or supporting information) required to be filed before the Closing in respect of Orion have been filed, and Orion has paid, accrued or otherwise adequately reserved for the payment of all
Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of Orion have been paid or adequately provided for and Orion knows of no proposed additional tax assessment against Orion not adequately provided for in the Financial Statements.
No deficiency for any Taxes has been asserted or assessed by a taxing authority against Orion; there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Orion. In the ordinary course, Orion makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by Orion.
Orion has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

"Taxes" shall for purposes of this Agreement mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body, which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

SECTION 4.10. Absence of Undisclosed Liabilities.

Orion has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of
Orion as of April 30, 2004   other than liabilities incurred or accrued
in the ordinary course of business since the date of the last financial

                                19

statement (annual or quarterly) furnished to Ovale. Except as shown in such balance sheets or in the notes to the Financial Statements or as disclosed in a Orion Public Report, (as hereinafter defined) Orion is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements, or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.
...
SECTION 4.11. Interests in Real Property.

Orion does not own or lease any real property.

SECTION 4.12. Personal Property.

Orion does not own any personal property, real property or properties that may be deemed to be a mix of personal property and real property.

SECTION 4.13. Licenses, Permits and Governmental Approvals.

There are no licenses, permits, franchises, authorizations and approvals issued or granted to Orion by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), or any pending applications therefore.

SECTION 4.14. Compliance with Law.

The operations of Orion have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Orion and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Orion Material Advers
Effect. Orion has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Orion or any of its assets, properties or operations.

SECTION 4.15. Litigation.

Except as disclosed in an Orion Public Report, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Orion's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against
Orion or any of its officers,

                                   20

directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Orion or the transactions contemplated by this Agreement, nor is there any basis known to Orion for any such action, suit, proceeding or investigation.  Neither
Orion nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that would have an Orion Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

SECTION 4.16. Contracts.

Except as disclosed in an Orion Public Report, there are no contracts, agreements and other instruments to which Orion is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material,

  1) contracts, agreements and commitments not made in the ordinary course of business;
  2) purchase and supply contracts;
  3) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit;
  4) leases and subleases of real or personal property;
  5) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights;
  6) contracts or commitments limiting or restraining Orion from engaging or competing in any lines of business or with any person, firm, or corporation;
  7) partnership and joint venture agreements; and
  8) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Except as disclosed in an Orion
  Public Report, each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof except as disclosed in an Orion
  Public Report. Orion has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to Orion's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default except as disclosed in an Orion Public Report. To the best of
  Orion's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

                                 21

SECTION 4.17. Employee Plans.

Orion does not have and has never had any group health plans which would have required it to comply in relation with continuation coverage in any material respect with the requirements of Section 4980B of the Code and
Sections 601 to 608 of the Employee Retirement Income Security Act of
1974, as amended ("ERISA").   As of the date of this Agreement, Orion
has
no employee welfare benefit plan (an "Employee Welfare Plan"), as defined in Section 3(1) of ERISA, and no employee pension benefit plan as defined in Section 3(2) of ERISA (an "Employee Pension Plan").  There are no
pension, savings, retirement, severance, health, insurance or other employee benefit plan (collectively referred to herein as the "Plans")
which Orion maintains, or to which it has any obligation to contribute.
On the date of Closing, the Board of Directors and a majority of the shareholders of Orion shall have duly authorized the adoption of a 2003
Long Term Incentive Plan (the "Plan") wherein an aggregate of 2,000,000 shares of Orion's common stock shall have been reserved for issuance under the Plan.

SECTION 4.18. Insurance.

Orion does not have any insurance policies, and has not had any such insurance policies for more than five years.

SECTION 4.19. Environmental Matters.

No licenses, permits, or other authorizations are required under any applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and Orion is in compliance with all
Environmental Laws and with all such licenses, permits and
authorizations except where the failure to comply would not have an
Orion Material Adverse Effect. Orion has not performed or suffered any act which could give rise to, or otherwise incurred liability to any person (governmental or not) under the Comprehensive Environmental
Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.
or any other Environmental Laws, nor has Orion received notice of any such liability or any claim therefore or submitted notice pursuant to
Section 103 of such Act to any governmental agency with respect to any of its respective assets.

SECTION 4.20. Labor Matters.

  A. Orion is not a party to:
  1) any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission;
  2) any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); and

                                  22

  3) any collective bargaining agreement or other labor union contract applicable to persons employed by Orion, nor does Orion know of any activities or proceedings of any labor union to organize any such employees. Orion has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder;

  B. Except as set forth in Schedule 4.19;
  1) Orion is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment;
  2) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB");
  3) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Orion's best knowledge, threatened against or affecting Orion, and Orion has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or with respect to employees of
     Orion. in the last ten years.
  4) there is no representation claim or petition pending before the
     NLRB and no question concerning representation exists relating to the employees of Orion;
  5) there are no charges with respect to or relating to Orion pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; and
  6) Orion has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Orion and no such investigation is in progress.

SECTION 4.21. Investment Intent.

The Ovale Shares will be acquired hereunder solely for the account of
Orion, for investment, and not with a view to the resale or distribution thereof.

SECTION 4.22. SEC  Filings.

Orion has heretofore delivered to Ovale copies of Orion's Annual Reports on Form 10-KSB for the two fiscal years ended April 30, 2004, and the
Forms 10-QSB for the three, six and nine months ended July 31, 2003,
October 31, 2003 and January 31, 2004. It will deliver to Ovale its Form
10-QSB for the three months ended June 30, 2004.  As of the respective dates, such reports complied in all material respects with all applicable requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Orion

                                23

has filed, timely, all periodic and other reports, schedules, forms exhibits, statements and other documents required to be filed by it with the SEC under the Exchange Act. Orion is in compliance, to the extent applicable, with all reporting obligations under either Section 12(g) or
15(d) of the Exchange Act. Orion has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on the OTCBB. There is no fact known to Orion (other than general economic conditions known to the public generally) that has not been publicly disclosed by Orion that

  1) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on earnings, business affairs, properties or assets of Orion, or
  2) could reasonably be expected to materially and adversely affect the ability of Orion to perform its obligations pursuant to this
     Agreement.

SECTION 4.23. Disclosure.

This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of Orion in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

SECTION 4.24. Survival.

Each of the representations and warranties set forth in this Article IV shall be deemed represented and made by Orion at the Closing as if made at such time and shall survive the Closing for a period terminating on the  first anniversary.

ARTICLE V  MUTUAL PRE-CLOSING COVENANTS

SECTION 5.1. Certain Changes and Conduct of Business.

From and after the date of this Agreement and until the Closing Date,
Each of Orion and Ovale shall conduct, its business solely in the ordinary course consistent with past practices and in a manner consistent with their respective representations and warranties. In furtherance thereof, (i) Orion shall not without prior written consent of Ovale, (ii) Ovale shall not without the prior written consent of
Orion, and (iii) the Ovale Shareholders shall not vote for or authorize
Ovale except as required or permitted pursuant to the terms hereof, to:

  1) Make any material change in the conduct of its businesses and operations, or enter into any transaction other than in the ordinary course of business consistent with past practices;
  2) Make any change in its Articles of Incorporation or By-Laws; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;
  3) Incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices, or issue any securities convertible or exchangeable for debt securities of Orion;
  4) Make any sale, assignment, transfer, abandonment or other conveyance of any of its assets or any part thereof;
  5) Subject any of its assets, or any part thereof, to any lien or suffer such to be imposed other than such liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have a material adverse effect on
     Orion;
  6) Acquire any assets, raw materials or properties, or enter into any other transaction, other than in the ordinary course of business consistent with past practices;
  7) Enter into any new (or amend any existing) employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;
  8) Make or commit to make any material capital expenditure, other than in the ordinary course of business;
  9) Pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its affiliates;
 10) Guarantee any indebtedness for borrowed money or any other obligation of any other person;
 11) Fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;
 12) Take any other action that would cause any of the representations and warranties made by it in this Agreement not to remain true and correct in all material respects;
 13) Make any loan, advance or capital contribution to or investment in any person;

                                   24

 14) Make any change in any method of accounting or accounting principle, method, estimate or practice;
 15) Settle, release or forgive any claim or litigation or waive any right;
 16) Commit itself to do any of the foregoing;
 17) Continue to maintain, in all material respects, its properties in accordance with present practices in a condition suitable for its current use;
 18) File, when due or required, federal, state, foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;
 19) Continue to conduct its business in the ordinary course consistent with past practices;
 20) Keep its books of account, records and files in the ordinary course and in accordance with existing practices; and
 21) Continue to maintain existing business relationships with suppliers.

SECTION 5.2. Access to Properties and Records.

Ovale shall afford to Orion's accountants , and Orion shall afford to
Ovale's accountants, and their respective counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all of such parties, properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the requesting party all other information concerning the other party's business, properties and personnel as the requesting party may reasonably request, provided that no investigation or receipt of information pursuant to this Section
5.2 shall affect any representation or warranty of, or the conditions to, the obligations of any party.

SECTION 5.3. Negotiations.

From and after the date hereof until the earlier of the Closing or the termination of this Agreement, no Party to this Agreement nor its officers or directors (subject to such director's fiduciary duties), nor anyone acting on behalf of a Party or persons, shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group concerning any merger, sale of substantial assets, purchase or sale of shares of common stock or similar transaction involving any
Party thereof except as permitted herein.  A Party shall promptly communicate to any other Party any inquiries or communications concerning any such transaction which they may receive or of which they may become aware of.

                                 25

SECTION 5.4. Consents and Approvals.

Each Party hereto,

1) shall use its reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement, and
2) shall diligently assist and cooperate with each other party in preparing and filing all documents required to be submitted by any Party to any governmental or regulatory authority, domestic or foreign, in connection with such  transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection with such transactions.

SECTION 5.5. Public Announcement.

Unless otherwise required by applicable law, the Parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

SECTION 5.6. Original Issuance.

From and after the date of this Agreement until the Closing Date, Ovale shall not issue any additional shares of its capital stock or issue any options, warrants or rights to purchase or acquire any additional shares.

ARTICLE VI CONDITIONS TO OBLIGATIONS OF ORION

The obligations of Orion to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing
Date, of the following conditions, any one or more of which may be waived by Orion in its sole discretion:

SECTION 6.1. Representations and Warranties of Ovale.

All representations and warranties made by Ovale in this Agreement shall be true and correct on and as of the Closing Date as if again made by
Ovale on and as of such date.

SECTION 6.2. Agreements and Covenants.

Ovale shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by any of them on or prior to the Closing Date.

                                  26

SECTION 6.3. Consents And Approvals.

All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date including but not limited to the approval of the Board of Directors of Ovale and the majority shareholders of Ovale.

SECTION 6.4. No Violation of Orders.

No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Ovale shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

SECTION 6.5. Good standing and Other Certificates.

Ovale shall have delivered to Orion:
1) Copies of certificates or articles of incorporation, all amendments thereto, in each case certified by the appropriate official of its jurisdiction of incorporation;
2) A certificate from the appropriate official of its respective jurisdictions of incorporation, to the effect that Ovale is in good standing in such jurisdiction and listing all charter documents including all amendments thereto, on file;
3) A copy of the Bylaws of Ovale, certified by its Secretary as being true and correct and in effect on the Closing Date;
4) A certificate from the Chief Executive Officer and Secretary (or equivalent officer) of Ovale attesting that (i) the documents referred to in sections 1), 2), and 3) of this subsection, and (ii) the resolutions of the Board of Directors of Ovale (or the equivalent governing body) annexed to their certificate are true and correct; and
5) Copies of the investment letters executed by the Ovale Shareholders and Fabert.

                                27

SECTION 6.6. Other Closing Documents.

Orion shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Ovale or in furtherance of the transactions contemplated by this Agreement as
Orion or its counsel may reasonably request.

ARTICLE VII CONDITIONS TO OBLIGATIONS OF OVALE

The obligations of Ovale to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing
Date, of the following conditions, any one or more of which may be waived by Ovale in its sole discretion.

SECTION 7.1. Representations and Warranties of Orion.

All representations and warranties made by Orion in this Agreement shall be true and correct on and as of the Closing Date as if again made by
Orion on and as of such date.

SECTION 7.2. Agreements and Covenants.

Orion shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

SECTION 7.3. Consents and Approvals.

All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date, including but not limited to the approval of the Board of Directors of Orion, and the majority shareholders of Orion.  In connection with obtaining a majority shareholder approval and under the rules and regulations of the Exchange
Act, Orion will file a current or amended Schedule 14C with the SEC reflecting this transaction and the shareholder approval will be effective twenty (20) days following the day the definitive Schedule 14C is filed with the SEC and the Information Statement mailed to Orion's shareholders.

SECTION 7.4. No Violation of Orders.

No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income

                               28

or financial condition of Orion and its subsidiaries, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

SECTION 7.5. Good Standing and Other Certificates.

Orion shall have delivered to Ovale:
1) Copies of its certificate or articles of incorporation, and all amendments thereto, in each case certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;
2) A certificate from the Secretary of State or other appropriate official of its jurisdiction of incorporation, to the effect that Orion is in good standing in such jurisdiction and listing all charter documents including all amendments thereto on file; and
3) A copy of the Bylaws of Orion, certified by its Secretary as being true and correct and in effect on the Closing Date.
4) A certificate from the President and Secretary of Orion attesting that
(i) the documents referred to in sections 1), 2), and 3) of this subsection, and (ii) the resolutions of the Board of Directors of Orion annexed to their certificate are true and correct;
5) Copies of investment letters executed by each Orion shareholders who holds restricted shares; and
6) the stock certificates and other documents referred to in Article I.

SECTION 7.6. Other Closing Documents.

Ovale shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Orion or in furtherance of the transactions contemplated by this Agreement as
Ovale or its counsel may reasonably request.

SECTION 7.7. Corporate Matters.

At the Closing, Orion's Board of Directors and the requisite number of its stockholders shall have authorized:

1) An amendment to Orion's Certificate of Incorporation to increase its authorized capital stock to 22,000,000 Shares, of which 20,000,000 shall be Common Stock, $.01 par value per share, and 2,000,000 shall be "blank check" Preferred Stock, $.01 par value per share;

                                  29

2) The adoption of a 2003 Long Term Incentive Plan (the "Plan") wherein an aggregate of 2,000,000 shares of Orion's common stock will be reserved for issuance under the Plan;
3) The election of Vladmir Fabert and Gilles Neveu to Orion's Board of
Directors and the election of such other persons designated by Ovale so that the Ovale Directors including Messrs. Fabert and Neveu constitute a majority of the Board of Directors.
4) Ratification of the acts and actions of management since the last annual meeting of the shareholders of Orion, and
5) Caused Orion to carry out its obligations under Article I.

ARTICLE VIII TERMINATION AND ABANDONMENT

SECTION 8.1. Methods of Termination.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing:
1) By the mutual written consent of Ovale and Orion;
2) By Orion, upon a material breach of any representation, warranty, covenant or agreement on the part of Ovale and the Ovale shareholders set forth in this Agreement, or if any representation or warranty of
Ovale shall become untrue, in either case such that any of the conditions set forth in Article VI hereof would not be satisfied an "Ovale  Breach"), and such breach shall, if capable of cure, have not been cured within ten
(10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;
3) By Ovale, upon a material breach of any representation, warranty, covenant or agreement on the part of Orion set forth in this Agreement, or, if any representation or warranty of Orion shall become untrue, in either case such that any of the conditions set forth in Article VII hereof would not be satisfied (an "Orion Breach"), and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;
4) By either Ovale or Orion, if the Closing shall not have been consummated on or before October 30,  2004, provided, however, that this
Agreement may be extended by written notice of either Ovale or Orion, if the Closing shall not have been consummated as a result of Orion or Ovale having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.1(4) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the
Closing to occur on or before this date.
5) By either Ovale or Orion if a court of competent jurisdiction or governmental, regulatory

                                30

or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree, or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

SECTION 8.2. Procedure Upon Termination.

In the event of termination and abandonment of this Agreement by Ovale, or by Orion pursuant to Section 8.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement; provided however, that no termination of this Agreement pursuant to this Article VIII shall relieve any party of liability for a breach of any provision of this
Agreement occurring before such termination.

ARTICLE IX  POST-CLOSING AGREEMENTS

SECTION 9.1. Consistency in Reporting.

Each Party hereto agrees that: (i) this transaction is not intended to qualify as a tax-free reorganization under the Code; (ii) the exchange shall be reported for Federal income tax purposes as a taxable transaction; (iii) for purposes of all financial statements, tax returns and reports, and communications with third parties, the transactions contemplated in this Agreement and ancillary or collateral transactions will be treated as a taxable transaction; and (iv) if the
characterization of any transaction contemplated in this Agreement or any ancillary or collateral transaction is challenged, each party hereto will testify, affirm and ratify that the characterization contemplated in this Agreement was with the characterization intended by the party;
provided, however, that nothing herein shall be construed as giving rise to any obligation if the reporting position is determined to be incorrect by final decision of a court of competent jurisdiction.

ARTICLE X   MISCELLANEOUS PROVISIONS

SECTION 10.1. Survival of Provisions.

The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement, subject to Sections 2.22 and 4.23, and except that the agreements dated February
10, 2004, March 25, 2004 and May 5, 2004 shall remain effective . In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made

                                31

shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

SECTION 10.2. Publicity.

Neither party shall cause the publication of any press release or other announcement with respect to this Agreement nor the transactions contemplated hereby without the consent of the other party, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the non-disclosing party prior notice and an opportunity to comment on the proposed disclosure.

SECTION 10.3. Successors and Assigns; No Third-Party Beneficiaries.

This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party.

SECTION 10.4. Finders.

The Parties represent and warrant that they have not employed the services of a broker or finder in connection with this Agreement or any of the transactions contemplated hereby.

SECTION 10.5. Fees and Expenses.

Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

SECTION 10.6. Notices.

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, transmitted by facsimile with proof of transmission, or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

1) If to Orion, to:
     Orion Diversified Technologies, Inc.
     630 Shore Road, Suite 505
     Long Beach, NY 11561
     Attn: Irwin Pearl

   Copy to:
     Peter Campitiello, Esq.
     477 Madison Ave.  14th FL
     New York, NY 10022

2) If to Ovale, to:
     Ovale S.A.
     36 Boulevard Helvetique
     CH - 1207 Geneva, Switzerland
     Attn:  Vladimir Fabert

   Copy  to:
     Pomeranz Gottlieb & Mushkin, LLC
     205 Lexington Ave.
     New York, NY 10016-6022
     Attn: Martin Mushkin, Esq.

                                 32

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 10.6 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 10.6.

SECTION 10.7. Entire Agreement.

This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications,
understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this
Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit relating to this Agreement.

SECTION 10.8. Severability.

This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
                                33

SECTION 10.9. Titles and Headings.

The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

SECTION 10.10. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

SECTION 10.11. Convenience of Forum; Consent to Jurisdiction.

The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in
New York County, and/or the United States District Court for the Southern
District of New York, in respect of any matter arising under this
Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in
Section 9.6.

SECTION 10.12. Enforcement of The Agreement.

The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION 10.13. Governing Law.

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York without giving effect to the choice-of-law provisions thereof.

SECTION 10.14. Schedules.

Any schedule not previously provided or attached hereto may be exchanged between the Parties as least twenty (20) days prior to the scheduled
Closing Date.  See Section 1.2.

                                 34

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ORION DIVERSIFIED TECHNOLOGIES, INC.

BY: /s/ Irwin Pearl
   ---------------------------
      IRWIN PEARL, President
ATTEST:

By: /s/ Thomas Regan
   ---------------------------
    Thomas Regan, Secretary

OVALE S.A.
BY:   /s/ Vladimir Fabert
   ---------------------------
    Vladimir Fabert, President

 ATTEST:
By: /s/ Frederic Cottier
   ---------------------------
Member of the Board

 /s/ Vladimir Fabert
 -----------------------------
Vladmir Fabert, as Class A Shareholder solely as to section 1.1(1) and
Art III.

 /s/ Vladimir Fabert
 -----------------------------
Vladmir Fabert, as Class B Shareholder solely as to section 1.1(1) and
Art III.

/s/ Vladimir Fabert
------------------------------
Vladmir Fabert, as representative of the June Borrowers solely as to section 1.1(2)
/s/ Vladimir Fabert
------------------------------
Vladmir Fabert, as Lender solely as to section 1.1(3) and Art. IIIA.

                                35

EXHIBIT 1

HOLDER OF RECORD                                SHARES

Name and Signature

VLADIMIR FABERT_______________________________          100 CLASS A OVALE SHARES
VLADIMIR FABERT________________________________         150 CLASS B OVALE SHARES

                                36

EXHIBIT B.

THIS IS AN AMENDMENT, DATED AS OF NOVEMBER 8, 2004, TO A SHARE EXCHANGE
AGREEMENT, (the "Agreement") made on the 15th day of September, 2004, by and
between

1)   Orion  Diversified  Technologies,  Inc.  a New Jersey  corporation  with an office at 630 Shore Road, Suite 505, Long Beach, NY 11561 ("Orion"),

2)   Ovale,  S.A.,  a Swiss  societe  anonyme  with its  principal  office at 36
     Boulevard, Helvetique CH-1207 Geneva, Switzerland ("Ovale"),

3)   The  individual  holders of all 100  outstanding  Class A shares of Ovale's common stock,  1,000 CHF (i.e.,  Swiss Francs) par value and the individual holders  of all 150  outstanding  Class B shares of Ovale's  common  stock,
     5,000 CHF par value (the "Ovale Shares") (the "Ovale Shareholders"),
and

4)   Vladimir  Fabert,  a Lender,  with his  principal  place of  business at 36
     Boulevard, Helvetique CH-1207 Geneva, Switzerland ("Fabert").

Orion,  Ovale,  the Ovale  Shareholders,  and Fabert are  sometimes  hereinafter individually referred to as a "Party" and collectively as the "Parties."

                                    PREMISES

The Fabert-Ovale Loan

1.   Among other things the Agreement provides that:

a    Since May 9, 2003, Fabert, as a lender to Ovale, has arranged for a loan to be made to Ovale for a maximum of (euro)700,000 (the "Fabert-Ovale Loan");

b    Fabert and Ovale have agreed  that  Fabert  will accept  shares of Orion in payment of the Fabert-Ovale Loan;

c    Fabert,  as Lender,  shall assign the Fabert-Ovale Loan to Orion, and Orion shall issue to Fabert,  up to 1,166,900  Orion Shares at the ratio of 1.667
     Orion  Share  per  Euro  of  the  Fabert-Ovale  Loan  outstanding  for  the assignment of the Fabert-Ovale loan";

2.   Since September 15, 2004, the date of the Agreement Fabert has arranged for hitherto uncommitted funds to be committed so that the entire (euro)700,000 is now available to Ovale. Of that  (euro)700,000  sum,  (euro)256,106  has been delivered directly to Ovale and (euro)443,894 has been placed in trust for delivery to Ovale upon issuance of the 1,166,900 Orion shares. Orion is now prepared to take the  assignment of the  Fabert-Ovale  Loan in exchange for its issuance of the 1,166,900 Orion Shares.

Orion's acquisition of all the Ovale Shares

3. The Agreement further provides:

a    The Ovale Shareholders shall sell, assign, transfer, convey and deliver all the Ovale Shares (and the  certificates  representing  them) to Orion;  and
     Orion shall accept the Ovale Shares in exchange for 10,608,100 newly issued
     Orion Shares delivered to the Ovale Shareholders on a pro rata basis.

Ovale Representation:

4.   Ovale  represents  that  the  Class  A and  the B  Shareholders  of  Ovale, combined,  are  entitled  to the  10,608,100  Orion  shares to be issued in exchange for all the Ovale shares.

The Parties Agree

5.   The Parties agree that the 10,608,000 Orion shares plus the 1,166,900 Orion shares to be issued for the assignment of the Fabert-Ovale  Loan constitute the 11,775,000 Orion shares to be issued pursuant to the Agreement.

Orion representation:

6.   Ovale  represents  that it has 5,900,000  authorized but unissued shares of common stock.  Upon  issuance of the  1,166,900  shares in exchange for the assignment  of the  Orion-Ovale  Loan,  Orion  will have  4,733,100  shares authorized but unissued.

7.
                                    AGREEMENT

8.   In order to release the (euro)443,894 from the trust, to induce the Class A shareholders  of Ovale to  cooperate in this  transaction,  and the Class B shareholders of Ovale to defer in the receipt of their shares of Orion, the parties  have  agreed to conduct  two  closings,  an Initial  Closing and a
     Second Closing.

The Initial Closing

9.   At the Initial  Closing,  the 5,900,000  Orion Shares shall be delivered in escrow to the Swiss  Escrow  Agent  named  below to be held by him until he shall transmit to the Parties hereto by e-mail his certificate (the "Escrow
     Certificate") that:

     a    the  1,166,900  shares  have  been  delivered  to  the  owners  of the
          Orion-Ovale Loan,

     b    the Orion-Ovale Loan has been assigned to Orion,

     c    the  4,733,100   Orion  shares  have  been   delivered  to  the  Ovale
          shareholders  that  participate  in the  Initial  Closing  as per  the attached schedule 1.

     d    all the Class A shares of Ovale have been  delivered  to him on behalf of Orion,

     e    all the Class B shares of Ovale have been  delivered  to him on behalf of Orion,

     f    the entire  (euro)443,894  held in trust,  as recited above,  has been released to Ovale for use in its business, and

     g    Ovale has become a  wholly-owned  subsidiary  of Orion  subject to the terms of the Agreement and this Amendment; and

     h    he holds in escrow all the shares of Ovale  subject to  completion  of the Second Closing.

10.  At the time of the Initial Closing, Orion agrees that:

     a    it will reserve upon its books the  additional  5,875,000  shares (the
          "Additional  Shares")  which are to be issued to the  Shareholders of
          Ovale pursuant to the attached Schedule 1.

     b    the shares of Ovale received on behalf of Orion will be held in escrow by the Swiss Escrow Agent until the Second Closing takes place.

The Second Closing

11.  In addition to  fulfilling  the terms of the Agreement not fulfilled at the
     Initial Closing,  the conditions for the delivery of the Additional  Shares at the Second Closing are the following:

     a    Ovale shall deliver to Orion, the financials  statements  provided for in the Agreement,

     b    Orion shall obtain  authorization  from its  shareholders to amend its charter to  increase  the number of  authorized  shares to  20,000,000 shares of which all but 2,500,000  shares shall be common  stock,  and the  2,500,000  shares  shall be  designated  as a class of  preferred stock,  the terms of which shall be at the  discretion of the board of directors of Orion.

     c    Upon authorization,  Orion shall file an appropriate  amendment to its certificate  of  incorporation  to affect  the change in the number of authorized shares.

12.  At the Second Closing the 5,875,000  shares shall be delivered to the Ovale
     Shareholders  pursuant to the attached schedule 1 and the Ovale shares held by the Swiss Escrow Agent shall be released to Orion.

13.  The parties  agree that the Board of  Directors  of Orion  shall  remain as constituted at the date of this  amendment  until the Second  Closing,  and that at the Second  Closing,  those  directors  shall  resign in favor of a
     Board of Directors to consist of Irwin  Pearl,  Vladimir  Fabert and Gilles
     Neveu,  and the  reconstituted  Board shall  designate  Vladimir  Fabert as
     President and Treasurer, and Gilles Neveu as Vice President and Secretary.

14.  Except  as  expressly  modified  by this  amendment  all the  terms  of the
     Agreement shall remain in full force and effect.

IN WITNESS  WHEREOF,  the parties  hereto have executed this Agreement as of the date first above written.

ORION DIVERSIFIED TECHNOLOGIES, INC.

By: /s/Irwin Pearl
    ------------------
Irwin Pearl, President

ATTEST:
By: /s/Thomas Reagan
    -------------------
Thomas Regan, Secretary

OVALE S.A.

By: /s/Vladimir Fabert
    ---------------------
Vladimir Fabert, President

ATTEST:
By: _____________________

Member of the Board

---------------------------
Vladmir Fabert, as Class A Shareholder solely as to section 1.1(1) and Art III.

---------------------------
Vladmir Fabert, as Class B Shareholder solely as to section 1.1(1) and Art III.

------------------------------
Vladmir Fabert,  as  representative  of the June Borrowers  solely as to section
1.1(2)

-----------------------------
Vladmir Fabert, as Lender solely as to section 1.1(3) and Art. IIIA.

---------------------------
Frederic Cottier, Swiss Escrow Agent

EXHIBIT C.

THIS IS A SECOND AMENDMENT, DATED AS OF JANUARY 31, 2006 TO THE SHARE EXCHANGE
AGREEMENT BY AND BETWEEN ORION DIVERSIFIED TECHNOLOGIES, INC. AND OVALE, S.A.
DATED SEPTEMBER 15, 2004 (THE "Exchange Agreement").

Whereas Section 1.1 paragraph 2) of the Exchange Agreement provides that:

the June Borrowers shall accept, and Orion shall pay to them, CHF 50,000 as additional payment for their Class A Ovale Shares; and the debt of the June
Borrowers to Orion shall thus be extinguished

IT IS HEREBY STIPULATED AND AGREED:

1.   the intent of the stated paragraph was to extinguish the debt of the June
     Borrowers and not to make a cash payment to them;

2.   no cash payment was made to the June Borrowers on the First Closing;

2.   the June Borrowers waive any rights they may have had, or have, to any payment of the said CHF 50,000 to them, and

3.   Orion reaffirms that the debt of the June borrowers to Orion for CHF 50,000 is deemed extinguished.

Dated: as of January 31, 2006

Orion Diversified Technologies, Inc.

By: /s/Irwin Pearl
Irwin Pearl President

JUNE BORROWERS
                                   Synergy Investment Management Ltd
-------------------
Vladimir Fabert                    by_______________________
                                   Majid El Sohl, Principal

----------------------
Gilles Neveu                       Atlantic International Capital Holdings, Inc.

----------------------             -----------------------
Gholamreza Shahbazi                By David Laing, Principal

EXHIBIT D

THIS IS A THIRD AMENDMENT, DATED AS OF AUGUST 1, 2007, TO THE SHARE EXCHANGE
AGREEMENT BY AND BETWEEN ORION DIVERSIFIED TECHNOLOGIES, INC. AND CERTAIN
SHAREHOLDERS OF OVALE, S.A. DATED SEPTEMBER 15, 2004 (THE "AGREEMENT").

                                    PREMISES

A. section 7.3 of the Agreement requires that Orion deliver all necessary consents to consummation of the share exchange contemplated by the Agreement and it has been determined that two-thirds of the votes cast of the 4,081,532 shares of Orion outstanding prior to the November 4, 2004 must be voted in favor of the exchange;

B. Orion has filed a Schedule 14A under the Securities Exchange Act of 1934 rather than continuing its filing of a Schedule 14C

B. The parties previously understood and agreed that the 5,900,000 shares issued as a result of the November, 2004 issuance of shares are not to be counted in the vote.

C. It is adviseable to confirm and reaffirm that understanding.

IT IS HEREBY STIPULATED AND AGREED, and confirmed by the undersigned that:

1. In counting the votes upon Proposals 1 through 6 of the Proxy Soliciting
Statement of Orion as amended, those 5,900,000 shares shall not be counted, nor deemed outstanding, in determining the outcome of the vote.

Dated: of August 1, 2007

Orion Diversified Technologies, Inc.

By: /s/Irwin Pearl
Irwin Pearl President

Ovale, S.A.

By s/s Vladimir Fabert
Vladimir Fabert, Managing
Director and CEO

/s/ Vladimir Fabert, individually

/s/ Alexandra Fabert, individually

EXHIBIT E

                         New Jersey Division of Revenue
          Certificate of Amendment to the Certificate of Incorporation
                    (For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3),
Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

1. The name of the corporation is: Orion Diversified Technologies, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the --- day of November, 2005

Resolved, that Article FIRST AND FOURTH of the Article of the Certificate of
Incorporation be amended to read and that a SEVENTH Article be added as follows:

         FIRST:   The name of the corporation is: Ovale Group, Inc.

         FOURTH:  The Corporation shall have twenty million shares
         (20,000,000) of which two million (2,000,000) shall be preferred stock.

            A.  Common Stock. The authorized voting common stock of the
         Corporation shall be twenty million shares, no par value per share.

            B.  Preferred Stock. The authorized preferred
         stock of the Corporation shall be two million (2,000,000) shares. The
         Corporation, acting by its board of directors without action by the shareholders, may from time to time by resolution and upon the filing of such declaration or articles of amendment as may be required by the
         New Jersey Business Corporation Act (the "Act") as then in effect, authorize the issuance of shares of preferred stock in one or more series, determine the par value, preferences, voting rights, limitations, and relative rights of the class or of any series within the class, and designate the number of shares within that series and provide any other terms permitted to boards of directors by the Act..
         The Board of Directors may exercise the authority granted to it by this provision to the fullest extent permitted by the Act.

         SEVENTH:  At any time a vote of the shareholders is required pursuant to the sections 14A:9-2 (Procedure to Amend Certificate of
         Incorporation), 14A:10-3 (Approval by Shareholders of Mergers, etc.) or
         any other section of the New Jersey Business Corporation Act, the corporation hereby adopts the majority voting requirement of
         14A:9-2(4)(c) and 14A:10-3(2) and any similar section permitting adoption of a majority voting requirement rather than a larger affirmative voting requirement.

         EIGHTH:            There shall be no pre-emptive rights.

                                       1

3. The number of shares outstanding at the time of the adoption of the amendment was: -------------------------- The total number of shares entitled to vote thereon was: -----------

4. The number of shares voting for and against such amendment is as follows:

Amendment Voted  Number of Shares Voting  Number of Shares    Number of Shares
Upon             for Amendment            Voting Against      abstaining
                                          Amendment

FIRST
FOURTH
SEVENTH
EIGHTH

  BY:
(Signature)

Dated this -- day of  -------, 2006

May be executed by the Chairman of the Board, or the President, or a Vice
President of the Corporation.

                                       2

Exhibit F

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Orion Diversified Technologies, Inc.
Hempstead, New York

We have audited the accompanying balance sheets of Orion Diversified Technologies, Inc. as of April 30, 2007, and 2006 and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made, by management as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orion Diversified Technologies, Inc. as of April 30, 2007, and 2006 and the results of its operation, changes in stockholders' equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has incurred losses from operations for several years and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Tabriztchi & Co., CPA, P.C.
Tabriztchi & Co., CPA, P.C.
(formerly Bloom & Co., LLP)

August 6, 2007

ORION DIVERSIFIED TECHNOLOGIES, INC. BALANCE SHEET FOR THE YEAR ENDED APRIL 30, 2007 AND 2006

Assets

	2007	2006
Current Assets:

Cash and cash equivalents	$2,640	$2,370
Note receivable and accrued interest	790,660	795,204

Total Current Assets	793,300	797,574

Equity interest - Ovale	949,486	949,486

Total Assets	$1,742,786	$1,747,060

Liabilities & Stockholders Equity

Current Liabilities:
Accounts payable and accrued expenses	$39,615	$50,855
Notes payable	30,000	-
Interest Payable	1,512	-

Total Liabilities	71,127	50,855

Stockholders Equity:

Common stock, par value $.01 per share, authorized
10,000,000 shares, issued and outstanding 9,982,073 shares
and 9,982,073 shares at April 30, 2007 and April 30, 2006,
respectively.	99,816	99,816
Paid in capital	1,841,390	1,812,890
Retained Earnings (deficit)	(269,547)	(216,501)

Total Stockholders Equity	1,671,659	1,696,205

Total liabilities & Stockholders Equity	$1,742,786	$1,747,060

See accompanying notes to financial statements

ORION DIVERSIFIED TECHNOLOGIES, INC STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2007 AND 2006

	2007	2006

Income:

Revenues	$--	$--
Cost of revenue	--	--

Gross profit	--	--

Operating expenses
Professional Fees	21,319	16,497
General and administrative	17,721	12,828

Total operating expenses	39,040	29,325

Operating loss	(39,040)	(29,325)

Other income (expense):
Interest income	16,006	17,446
Interest Expense	(30,012)	--

Other income (expense), net	(14,006)	17,446

Net Loss	$(53,046)	$(11,878)

Loss per share:
Basic	$(0.01)	$(0.00)

Weighted average number of shares outstanding	9,982,073	8,629,018

See accompanying notes to financial statements

ORION DIVERSIFIED TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED APRIL 30, 2007 AND 2006

	2007	2006

Cash Flow from Operating Activities:

Net (Loss)	$(53,046)	$(11,878)

Amortization of note discount	14,000	--
Adjustments to Reconcile Net Loss to Net Cash provided by
(Used in) Operating Activities:
Shares to be issued as interest on loan	14,500	--
Changes in Assets and Liabilities:
Accounts payable and accrued expenses	(11,240)	17,241
Interest receivable	(16,006)	(17,446)
Interest payable	1,512	--

Net Cash Provided by (Used in) Operations	(50,280)	(12,083)

Cash flow from investing activities

Collections on note receivable	20,551	13,000

Net Cash Provided by Investing Activities	20,551	13,000

Cash Flow from Financing Activities:

Loans payable	16,000	--
Shares issued for cash	14,000	--

Net Cash Provided by Financing Activities	30,000	--

Net increase/Decrease in cash	270	917
Cash and cash equivalents- Beginning	2,370	1,453

Cash and cash equivalents – Ending	$2,640	$2,370

SUPPLEMENTAL SCHEDULE OF CASH FLOWS
Interest paid	$--	$--
Taxes paid	$--	$--

See accompanying notes to financial statements

ORION DIVERSIFIED TECHNOLOGIES, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
FOR THE PERIOD MAY 1, 2006 THROUGH APRIL 30, 2007

	Common stock,		Additional	Retained
	$.01 par		Paid-in	Earnings
	Shares	Amount	Capital	(deficit)	Total

Balance May 1, 2006	9,982,073	$99,816	$1,812,890	$(216,501)	$1,696,205

Shares to be issued to noteholder[1]	--	--	28,500	--	28,500

Net Loss	--	--	--	(53,046)	(53,046)

Balance April 30, 2007	9,982,073	$99,816	$1,841,390	$(269,547)	$6,671,659

See accompanying notes to financial statements

1.  The company received $30,000 in exchange for a note payable of $30,000 and 40,000 shares of common stock to be issued to a note holder. The 40,000 shares were valued at $14,000, or $0.35 per share market price at the date of agreement. As penalty for non-payment of the loan, the Company was required to issue 10,000 shares to the note holder on the first of March and 10,000 shares on the first of April. These shares were valued at $7,000 and $7,500, $0.70 and $0.75 market price per share on the first day of March and April 2007, rsepectively.

                  ORION DIVERSIFIED TECHNOLOGIES, INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND BUSINESS

The Company was incorporated in New Jersey on May 6, 1959. Until 1986, the Company was engaged in the marketing and sale of a line of semiconductors, transistors, diodes and rectifiers and, to a lesser extent, other ancillary related electronic products. Because of sustained operating losses, the Company discontinued this line of operation and filed a plan of reorganization (under Chapter 11) with the United States Bankruptcy Court for the Eastern District of New York, on April 30, 1990. The Company's Plan of Reorganization was confirmed by the United States Bankruptcy Court for the Eastern District of New York on April 30, 1990 and consummated on June 2, 1992.

Until September 15, 2004, the Company has essentially been a "shell" corporation with no assets and limited liabilities. During this period, the Company's management limited the Company's activities to seeking to consummate a business combination with a profitable privately owned company. Despite several attempts, no business combination was concluded by the Company during the four fiscal years ended April 30, 2004. Subsequent to that year end the Company has entered into a reverse merger agreement with a Swiss Company (See note 9).

Accordingly and until September 15, 2004 the Company may have been a blank check company. As defined in Section 7(b)(3) of the Securities Act of 1933, as amended (the "Act"), a "blank check" company is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or an acquisition with an unidentified company or companies and is issuing "penny stock" securities as defined in Rule 3(a)(51) of the Securities Exchange Act of 1934, as amended (the "34 Act"). The Securities and Exchange Commission and many states have enacted statutes, rules and regulations limiting the sale of securities of blank check companies.

NOTE 2. - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Inventories

The Company's policy of accounting for inventory is to use the First In First Out method.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment under Statement of Financial Accounting standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

ORION DIVERSIFIED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Non-monetary Transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

Stock-Based Compensation

The Company had adopted SFAS 123 and has adopted the amendments to SFAS 123 disclosure provisions required under SFAS 148. The Company will continue to account for stock-based compensation utilizing the intrinsic value method per Accounting Principles Board Opinion No. 25 (APB 25), Accounting for Stock Issued to Employees. Under this policy, compensation costs are recognized as an expense over the period of employment attributable to the employee stock options.  Stocks issued in accordance with a plan for past or future services of an employee are allocated between the expired costs and future costs. Future costs are charged to the periods in which the services are performed.

Earnings per Share

The Company follows the Statement of Financial Accounting Standards No. 128, Earnings per Share ("SFAS No. 128"). SFAS No. 128 requires the presentation of both basic and diluted earnings per share.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in tax positions and provides that the tax effects from an uncertain tax position can be recognized in financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2008, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact, if any, that FIN 48 may have on our financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). This new standard establishes a common definition for fair value to be applied to U.S. GAAP guidance requiring use of fair value, establishes a framework for measuring fair value, and expands disclosure about such fair value measurements.

SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 157 on its financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of SFAS No.115 ("SFAS 159"), which provides all entities, including not-for-profit organizations, with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in earnings caused by measuring related assets and liabilities differently without having to apply the complex provisions of hedge accounting. Certain specified items are eligible for the irrevocable fair value measurement option as established by SFAS 159. SFAS 159 is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007 provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact of SFAS 159 on its financial position, results of operations and cash flows.

ORION DIVERSIFIED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 - NOTES PAYABLE

The Company is obligated to a non-controlling shareholder for $30,000 advanced to fund operations. The note bears interest at 8% per annum and was repayable on the earlier of February 8, 2007 or within 30 days of the closing of the reverse acquisition business combination between the Company and Ovale. As additional consideration, the Company shall issue 40,000 shares, $.01 par value, of common stock.  Because the Company failed to pay the note on the due date, the Company is obligated to issue to the lender 10,000 shares of common stock for each month the Company fails to repay the loan commencing on the first day of the first month following the due date and continuing until the loan is repaid in full together with all the accrued interest.   As of April 30, 2007, the Company had not repaid the loan and was required to issue the shareholder 20,000 shares as penalty.  As of July of 2007, the Company has not repaid the loan, and consequently is required to issue the noteholder an additional 30,000 shares of common stock for failure to repay the loan during the months subsequent to the fiscal year ended April 30, 2007.

NOTE 4. NET OPERATING LOSS CARRYFORWARDS

As of April 30, 2007 the Company had NOLs of $272,027. These NOLs and corresponding estimated tax assets, computed at a 35% tax rate, expire as follows:

Year loss
Incurred	Expiration	Loss	Estimated
30-Apr	Date	Amount	Tax Asset
1995	2015	$ 69,583	$24,354
1996	2016	70,260	24,591
1999	2019	400	140
2000	2020	400	140
2001	2021	26,900	9,415
2002	2022	4,019	1,407
2004	2024	27,016	9,456
2005	2025	6,045	2,116
2006	2026	11,878	4,157
2007	2027	53,046	18,566
Total		$269,547	$94,341

Under the provisions of SFAS 109, NOLs represent temporary differences that enter into the calculation of deferred tax assets. Realization of deferred tax assets associated with the NOL is dependent upon generating sufficient taxable income prior to their expiration. The tax law reduces the allowable NOL with changes in ownership. Due to this fact the Company may not benefit from the NOLs.

Management believes that there is a risk that certain of these NOLs may expire unused and, accordingly, has established a valuation allowance against them. Although realization is not assured for the remaining deferred tax assets, based on the historical trend in sales and profitability, the estimated tax assets and valuation allowance were $94,341 as of April 30, 2007. The Company believes it is likely that the benefit of these additional assets may not be realized in the future.

ORION DIVERSIFIED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

Net operating loss carryforwards	$ 94,341
Less: Valuation allowance	(94,341)

Net deferred tax assets - current	$ --

As of April 30, 2007, the Company’s federal net operating loss carryforwards was approximately $269,940.  In the event of any over fifty percent change in ownership, as defined by Section 382 of the IRC, the amount of net operating loss carry forward used in any one year in the future is substantially limited.

NOTE 5. GOING CONCERN BASIS AND FUTURE PLANS

The accompanying consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Orion has not realized any material revenues for the five years ended April 30, 2007, and the statement of retained earnings for the year ended April 30, 2007 reflect a retained deficit of $269,547. The Company also has been entirely supported by its majority shareholder. These factors raise substantial doubt about the Company's ability to continue as a going concern.

NOTE 6. PENDING BUSINESS COMBINATION

On September 15, 2004, the Company, and the holders of all of the outstanding capital stock (the "Holders") of Ovale S.A., a Swiss corporation ("Ovale"), entered into a reverse acquisition Share Exchange Agreement that amended, restated and replaced their prior agreements (the "New Agreement"). Pursuant to the New Agreement, the Holders agreed to tender to the Company all of the 100 issued and outstanding shares of Class A common stock, 1,000 CHF (i.e., Swiss Francs) par value, and all 150 issued and outstanding shares of Class B common stock, 5,000 CHF par value, of Ovale in exchange for an aggregate of 10,608,100 shares of common stock of the Company.

In addition, certain Class A Shareholders of Ovale who borrowed CHF 50,000 from the Company in June, 2003 (the "June Borrowers") and Vladimir Fabert, Ovale's President and principal stockholder ("Fabert") who arranged for a loan to be made to Ovale for a maximum of (euro)700,000 (the "Fabert-Ovale Loan") agreed that at the closing: (i) Fabert shall accept 1.667 shares of the Company's common stock for each Euro lent to Ovale by the Company as payment of the Fabert-Ovale Loan; and (ii) the June Borrowers shall accept CHF50,000 as additional payment for their Class A Ovale shares in full satisfaction of their loan. The foregoing is hereinafter referred to as the (the "Share Exchange"). As a result, and at the closing of the Share Exchange, Ovale will become a wholly owed subsidiary of the Company, and the Holders will collectively own approximately 75% of the total number of shares of the Company's common stock expected to be issued and outstanding as of that date. The transaction with the Holders is being accounted for as a reverse acquisition. The Agreement, which contains the customary representations and warranties, requires Ovale to furnish the Company with audited financial statements. Following the closing of the Share Exchange with Ovale, of which there can be no assurance: (i) Messrs. Vladimir Fabert and Gilles Neveau will be elected as the Company's principal executive officers and as members of the Company's Board of Directors; (ii) the Company will elect a Chief Financial Officer; (iii) Irwin Pearl will remain as a member of the Company's Board of Directors; and (iv) the Company will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

ORION DIVERSIFIED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

On November 8, 2004, the Company, Ovale and the Holders entered into an amendment (the "Amendment") to the New Agreement. Pursuant to the Amendment, the parties agreed to consummate the business combination made the subject of the New Agreement in two closings. At the Initial closing, which took place on November 19, 2004, the Company delivered 5,900,000 shares of its common stock, $.01 par value per share, to Frederic Cottier, the designated Swiss escrow agent. An aggregate of 1,166,900 shares were delivered to the owners of the Orion-Ovale loan and 2,063,559 shares were delivered to the Ovale shareholders in proportion to their interests in Ovale. An aggregate of 2,669,541 of these shares were held in escrow until the second closing when The subject Ovale financial statements were delivered to Ovale in November, 2005 and the Orion shares held in escrow were delivered to Vladimir Fabert (1,949,541 shares) and Alexandra Fabert, his wife (720,000 shares). The release of these shares was recorded as addition to common stock and reduction in the additional paid in capital of $26,695. Also, the Orion-Ovale loan was assigned to Orion, all issued and outstanding shares of Ovale were delivered to Ovale's counsel until the second closing, and (euro) 443,894 held in trust in Switzerland, was released to Ovale for use in its business. At the second closing, the Company shall deliver the remaining 5,875,000 shares of its common stock, $.01 par value per share to the individual Ovale shareholders in exchange for all of the Ovale shares and Mr. Cottier will deliver the 2,669,541 shares as aforesaid. Finally, the Amendment provided that the Company's Board of Directors shall remain in tact until the second closing. As previously reported in the Company's Form 10-KSB for the fiscal year ended April 30, 2004, the transaction with Ovale was previously approved by two-thirds of the Company's shareholders.

Exhibit G

                                   OVALE S.A.
                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                TABLE OF CONTENTS

Report of the Independent Registered Public Accounting Firm,
on Consolidated Financial Statements

Balance Sheets, December 31, 2006 and 2005

Statements of Operation, for the Years Ended December 31, 2006 and 2005

Statements of Stockholders' Equity, for the Years Ended December 31, 2006 and
2005

Statements of Cash Flows, for the Years Ended December 31, 2006 and 2005

Notes to Financial Statements

BLOOM & CO., LLP.
7 TWELFTH STREET . GARDEN CITY. NEW YORK  11530.       TEL :  516 - 746-4200
CERTIFIED PUBLIC ACCOUNTANTS                           FAX : 516 - 746-7900

SIROUSSE TABRIZTCHI, PHD, MBA, CPA                         MEMBER OF
REZA MOGHADDASI, MBA, MS, CPA                        AMERICAN INSTITUTE OF
ROD TABRIZTCHI, ESQ. MBA                        OF CERTIFIED PUBLIC ACCOUNTANTS

          REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
                      ON CONSOLIDATED FINANCIAL STATEMENTS

To the Shareholders of Ovale, S.A.

We have audited the accompanying consolidated balance sheets of Ovale S.A and subsidiary (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of International Paper Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 14 to the financial statements, the Company has incurred losses for several years that raise substantial doubt about its ability to continue as a going concern.
Management's plans in regard to these matters are also described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bloom & Co., LLP
Garden City. New York
April 10, 2007

                                       1

                                   OVALE S.A.
                           CONSOLIDATED BALANCE SHEET
                           DECEMBER 31, 2006 AND 2005

                                                   2006              2005
                                              ----------------------------------
ASSETS

Current assets
Cash and cash equivalents                    $        152,795   $       417,160
Accounts receivable                                    58,046            17,787
Other receivables                                      30,889            49,202
Inventory                                             527,238           241,699
Deferred charges and prepaid expenses                   9,052             2,768
                                             -----------------  ----------------

Total current assets                                  778,020           728,616

Property, plant, and equipment, net                   776,323           342,919

Deposits                                               51,268            24,072
Leasehold rights                                      522,169           401,824
                                             -----------------  ----------------

Total assets                                 $      2,127,780   $     1,497,431
                                             =================  ================

Current liabilities
Bank line of credit                          $      1,217,492   $       134,755
Accounts payable and accrued exp.                     208,013           172,047
Other Payables                                        625,696           214,484
Loans from related parties                            181,718           179,980

Loans payable to affiliate                            803,916           786,480
Loan from shareholder                               2,169,003         1,632,580
                                             -----------------  ----------------

Total current liabilities                           5,205,838         3,120,326
                                             -----------------  ----------------

Shareholder's equity
Common stock, 250 shares authorized
  issued and outstanding                              687,310           687,310
Accumulated deficit                                (3,577,200)       (2,376,540)
Cumulative foreign currency
  translation adjustment                             (188,168)           66,335)
                                             -----------------  ----------------

                                                   (3,078,058)       (1,622,895)
                                             -----------------  ----------------

Tot. liabilities and stockholder's equity    $      2,127,780   $     1,497,431
                                             =================  ================

The notes to the financial statements are integral part of this statement.

                                       2

                                   OVALE S.A.
                      CONSOLIDATED STATEMENTS OF OPERATION
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                     2006                  2005
                              ---------------------------------------------

Sales                         $           967,306   $             632,057
Cost of goods sold                        413,756                 309,156
                              -------------------   -----------------------

Gross profit                              553,550                 322,901

Operating expenses:
Salaries                                  564,137                 435,326
General Administrative                    721,939                 562,966
Marketing                                 270,955                 265,486
Professional fees                         123,447                  61,243
                              -------------------   -----------------------

                                        1,680,478               1,325,021
                              -------------------   -----------------------
Income from operations                 (1,126,928)             (1,002,120)
                              -------------------   -----------------------

Other income (expense)
Interest income                                --                     609
Interest expense                          (50,250)                (23,089)
Foreign exchange                          (27,959)                (31,093)
Other                                        4477                   8,886
                              -------------------   -----------------------

                                          (73,732)                (44,687)
                              -------------------   -----------------------

Loss                          $        (1,200,660)  $          (1,046,807)
                              ===================   =======================

The notes to the financial statements are integral part of this statement.

                                       3

                                  OVALE S.A.
                      CONSOLIDATE STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                    2006              2005
                                                ------------       ----------

Cash flow from operating activities
Net loss                                        $ (1,200,660)       $(1,046,807)

Depreciation                                         107,004             57,476
Inception cost amortization
Adjustment to reconcile net loss to
  net cash provided (used) in
  operating activities:

Changes in assets and liabilities:
Inventory                                           (253,194)           (55,800)
Prepaid expenses                                      (5,864)            56,706
Accounts receivable                                  (36,944)            11,953
Other receivables                                     22,090            (27,051)
Accounts payable                                      39,006             42,941
Other liabilities                                    364,766            (38,336)
                                                ------------          ---------

                                                    (963,796)          (998,919)

Cash Flow from Investing activities

Investment in fixed assets                          (495,439)           (38,754)
Investment in deposits                               (23,508)            (1,088)
Investment in goodwill                              (120,757)                --
                                                ------------         ----------

Cash provided (used) by investing activities        (639,704)           (39,842)

Cash Flow from Financing Activities

Bank line of credit                                1,048,175            (47,086)
Shares issued for cash
Shareholders loan                                    335,599          1,294,387
Related party loan --
  Orion Diversified Technologies, Inc.               (12,801)            26,177
                                                ------------         ----------

                                                   1,370,973          1,273,478

Effect of exchange rate on cash                      (31,838)           (54,263)
                                                ------------         ----------

Net change in cash                                  (264,365)           180,455
Cash and cash equivalent, beginning                  417,160            236,705
                                                ------------         ----------
Cash and cash equivalent, ending              $      152,795         $  417,160
                                                ------------         ----------

The notes to the financial statements are integral part of this statement.

                                      4

                                   OVALE, S.A.
                  CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
                                                                                       Other
                                Number of   Common    Accumulated    Comprehensive
                                 Shares      Stock      Deficit         Income         Total
-----------------------------------------------------------------------------------------------

Balances at December 31, 2004     250       687,310  $(1,329,733)    $(147,265)    $  (789,688)
Loss for 2005                                         (1,046,807)                   (1,046,807)
Other comprehensive income                                             213,600         213,600

Balance at December 31,2005       250       687,310   (2,376,540)       66,335      (1,622,895)
Loss for 2006                                         (1,200,660)                   (1,200,660)
Other comprehensive income                                            (254,503)       (254,503)
                               ------      --------  -----------     ---------      -----------

Balance at December 31, 2006      250       687,310  $(3,577,200)    $(188,168)     $-3,078,058
                               ======      ========  ============    ==========     ===========

The notes to the financial statements are integral part of this statement.

                                       5

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS

The Company was incorporated in Geneva (Switzerland) on October 17, 2002. The
address of its main office is: Boulevard Helvetique 36 - 1027 Geneva CH.

The Company's major activity is the designing, manufacturing, trading and direct sale of fashion products focusing on infants. The goal is to operate numerous high end proprietary points of sales (POS) worldwide, starting in major European and American cities. Alternatively and to achieve quickly critical mass, corner shops can also be established in speciality stores.

In line with its strategy, the Company organised a subsidiary in France under
French laws as a limited liability corporation (OVALE France S.a.r.L) with 500 authorised and issued shares for a capital of Euro 7,500 ($ 9,375) owned by
OVALE Suisse SA for 499 shares and Mr. Vladimir Fabert, principal shareholder of
OVALE Suisse SA for 1 share.

The French subsidiary began operations in France on November 12, 2003 with a first store on Boulevard St. Germain, a prestigious high fashion district of
Paris. The company has an exclusive French designer for its products. A second store was opened in Paris in Marbeuf, adjacent to Champs-Elysees in 2006.

Ovale SA opened its first store in Geneva (Switzerland) on December 8, 2004 in a fashionable section of the city. Ovale opened a second Swiss retail location in
Zurich in 2006. New stores are scheduled to be opened in major cities on a regular basis (approximately one new store every nine months).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

Use of estimates in the preparation of financial statements

The preparation of financial statements, in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of consolidation

The consolidated financial statements include the accounts of the Company, and its French subsidiary. All significant inter-company transactions and balances are eliminated in consolidation.

                                       6

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (Continued)

Functional currency

The Company's operations are located in Switzerland and in France. The Company operates in Swiss Francs (CHF). For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within stockholders equity.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Concentration of credit risk

The Company sells its products through its retail outlets principally to customers for cash. Financial instruments that potentially expose Ovale to concentration of credit risk consist primarily of cash deposits and accounts receivable. The Company places its cash deposits with high-credit quality financial institutions. Accounts receivable represents sales to independent retail stores with corner shops operated under our label. At the moment these stores are limited in numbers and we do not have a material receivable against any of them. The Company's allowance for bad debts, returns and allowances was
US$ 0 at December 31, 2004 and US$ 0 at December 31, 2003. The Company believes no significant concentration of credit risk exists with respect to these cash deposits and accounts receivable.

Inventories

Inventories consist of finished goods and packing material. We design our own products, which are manufactured thorough independent international suppliers.
Products are entered in inventory upon delivery and only after inspection and acceptance of quality. Products that do not meet our quality standards are returned to suppliers at no costs for us. The Company's policy of accounting for inventory is to use average cost method.

Leasehold rights and other intangible assets

Upon signing a commercial lease agreement in France and Switzerland, a tenant obtains a certain marketable right (referred to as Key Money") to the property that survives the expiration of the lease. A subsequent tenant must purchase this Key Money right from the outgoing tenant at market value in order to effectuate the new lease. The amount of Key Money is dependent upon the location and market demand for the site. Remaining number of years on the lease contract has little/no impact on the value of Key Money. The Company adopted Statement of
Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible
Assets", effective with the beginning of fiscal year 2003. In accordance with
SFAS No. 142, the Company's Key Money rights account is not amortized but rather is evaluated for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Based on this annual evaluation, the Company has concluded that there is no impairment of its goodwill or indefinite life intangible assets.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives. The leasehold improvements are amortized over the life of the improvement or the lease period, whichever is less (9 years).

                                       7

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (Continued)

Valuation of long-lived assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets", which the Company adopted effective with the beginning of fiscal year 2003, the Company assesses the carrying value of its long-live assets for possible impairment based on a review of forecasted operating cash flows and the profitability of the related business. The Company did not record any impairment losses in fiscal 2004 or fiscal 2003.

Revenue recognition

Sales are recognized at the point of sale, which occurs when merchandise is sold over-the-counter for consumer transaction or, for the wholesale channels, upon shipment of merchandise, when title passes to the customer. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded.

Advertising

Currently, advertising is primarily done through our officers' connections with celebrities. Advertising costs, totalled $ 80,691 and $ 41,576 in the years ended December 31, 2006 and 2005, respectively. These costs are included in marketing expenses. Advertising costs are expensed when the advertising first appears.

Shipping and handling

Shipping and handling costs when incurred (deliveries to independent corner shops) are included in cost of goods sold.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Non-monetary transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

                                       8

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (Continued)

Recent Accounting Pronouncements

In November 2004, the FASB issued SFAS No. 151, Inventory Costs-An Amendment of
ARB No. 43, Chapter 4 ("SFAS No. 151"), SFAS No. 151 amends the guidance in ARB
No. 43, Chapter 4, Inventory Pricing ("ARB No. 151"), SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing ("ARB No. 43") to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Among other provisions, the new rule requires that items, such as idle facility expense, excessive spoilage, double freight, and re-handling costs, be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal" as stated in ARB
No. 43. Additionally, SFAS No. 151 requires the allocation of fixed production overheads in the costs of conversion be based on the normal capacity of the production facilities. SFAS No. 151 is effective for fiscal years beginning after June 15, 2005, and is required to be adopted by the Company in the first quarter of fiscal 2006, beginning on January 1, 2006. The Company has determined that the adoption of SFAS No. 151 will have no effect on its consolidated results of operations and financial condition.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based
Payment" (SFAS 123R), which replaces SFAS 123, "Accounting for Stock-Based
Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all share-based payments to employees, including grants of employee stock options and restricted stock, to be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after December 15, 2005. The pro forma disclosures previously permitted under SFAS 123, will no longer be an alternative to financial statement recognition. We do not have share based payments and the adoption of SFAS 123R had no impact on our financial statements.

In March 2005, the FASB issued FASB Interpretation No. 47, Accounting for
Conditional Asset Retirement Obligations - an interpretation of FASB Statement
No. 143 (FIN 47), which requires companies to recognize a liability for the fair value of a legal obligation to perform asset retirement activities that are conditional on a future event if the amount can be reasonably estimated. We adopted the provisions of FIN 47 on December 31, 2005. We had no conditional asset retirement obligations and, accordingly, the adoption of FIN 47 had no effect on our financial statements.

In June 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error
Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3"
(SFAS No. 154), which replaces APB Opinion No. 20, Accounting Changes and SFAS
No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 applies to all voluntary changes in accounting principle, and also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 will be effective for accounting changes and corrections of errors made by us in fiscal years beginning after December 15, 2005. SFAS No. 154 does not change the transition provisions of any existing accounting pronouncements, including those that are in a transition phase as of the effective date of SFAS
No. 154. We do not believe the adoption of SFAS No. 154 will have a material impact on our financial statements.

In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes," which is effective for fiscal years beginning after December 15,
2006. The Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure, and transition. We will adopt the
Interpretation on January 1, 2007. We do not believe the adoption of FIN 48 will have a material impact on our financial statements.

                                       9

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - FIXED ASSETS
                                          2006              2005
                                     ---------------  -------------------

Leasehold improvement                $       783,060  $        398,610
Furniture and equipment                      136,597            14,927
Computer appliances                           87,445            38,908
                                     ---------------  -------------------
Total Property plant and equipment         1,007,102           452,445
Less: accumulated depreciation             (230,777)         (109,526)
                                     ---------------  -------------------
Property plant and equipment (net)   $       776,324  $        342,916
                                     ===============  ===================

Depreciation and amortization expenses for December 2006, December 2005 were
$107,004 and $57,476, respectively, using average exchange rates during the year.

NOTE 4- INTANGIBLE ASSETS

In relation to the lease agreement for the shop and office space in Paris, we paid $ 401,824, as the Key Money, to the previous lease holder.

NOTE 5- CREDIT LINES WITH FINANCIAL INSTITUTIONS

We have secured and unsecured lines of credits with major banks in Switzerland and France. As of the dates indicated the outstanding balances were:

                                                                  December 31,
                                         December 31,   -------------------------------
Country                Bank  Security       2006           2005                  2004
---------------------------------------------------------------------------------------
                                                         (Audited)            (Audited)
France                 Credit Lyonnais       $450         $134,755            $207,115
                       Societe Generale   $43,694

Switzerland *          UBS               $(33,055)          unused              unused
                       Migros           $(993,326)

 NOTE 6 - LEASES

We have operating leases for our shops and offices. We entered the leasing agreement for the Paris store of St Germain on July 4, 2003. The term of the lease is non cancellable for nine years with a fix annual rent of $ 91,250 (Euro
74,862), automatically renewable thereafter. On February 17, 2006 we signed a 12 years non cancellable lease for a second shop in Paris in Marbeuf, adjacent to
Champs-Elysees; the annual lease payment is of approximately $ 89,000 (Euro
70'000). The store was refurbished and opened in June 2006.

In Switzerland, we have an operating lease for the Geneva store which started on
September 1st, 2004. It is non cancellable for 5 years and renewable thereafter for periods of 5 years. The minimum rent is $ 45,300 (CHF 56,000) and is subject to annual escalation based on Swiss consumer price index. In addition to the minimum payment, Ovale must pay an additional payment which is contingent upon sales. This payment is 8% of revenues. On October 1, 2006 we entered into a new
5 years non cancellable lease in Zurich. The lease is renewable thereafter for periods of 5 years. The minimum rent is $ 41,200 (CHF 51,216).

                                       10

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 NOTE 6 - LEASES (continued)

Since inception of the Company, we have subleased our office's space in Geneva.
As at June 1, 2006 we changed the sublease agreement and signed a 5 year non cancellable lease for $ 48,600 (CHF 60,372). The lease is renewable thereafter for periods of 5 years.

Future minimum rental payments under non-cancellable operating leases are as follows

    Fiscal year
       2007                    $ 330,424
       2008                      286,634
       2009                      213,684
       2010                      178,763
       2011                      144,145
    Thereafter                   548,342
                     --------------------
       Total                  $1,701,982
                     ====================

The lease payments were $ 269,538 and $174,534, for the years ended December 31,
2006 and 2005, respectively.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Pending Business Combinations

On June 2, 2003, the holders of 61% of the issued and outstanding shares of the
Orion Diversified Technologies Inc, ("Orion") a publicly traded State of New
Jersey company approved the following resolutions:.

1.       Business Combination - To negotiate and consummate a reverse merger business combination with us wherein all our issued and outstanding shares will be exchanged against 5,900,000 authorized but unissued shares of Orion Diversified Technologies Inc;

2.       Prior to the business combination - Orion shall increase the number of its authorised shares of common stock, from 10,000,000 to
         20,000,000 with a $.01 par value per share and create an authorized class of 2,000,000 shares of Preferred Stock, $.01 par value per share.
         The Board of Directors is authorized to designate the preferences of the preferred shares and issue such stock. The Board may change the name of the Registrant to Ovale, Inc. or such other name as the Board of Directors deems reasonable;

Subsequently On September 15, 2004, Orion, and the holders of all of the outstanding capital stock "Holders") of Ovale S.A. entered into a Share Exchange
Agreement (the "New Agreement") that amended, restated and replaced their prior agreements. Pursuant to the New Agreement, the Holders agreed to tender to Orion all of the 100 issued and outstanding shares of Class A common stock, 1,000 CHF
($ 838) par value, and all 150 issued and outstanding shares of Class B common stock, 5,000 CHF ($ 4,187) par value, of Ovale in exchange for an aggregate of
10,608,100 shares of common stock of the Registrant.

In addition, certain Class A Shareholders of Ovale who borrowed CHF 50,000 ($
36,000) from Orion in June, 2003 (the "June Borrowers") and Vladimir Fabert,
Ovale's President and principal stockholder ("Fabert") who arranged for a loan to be made to Ovale for a maximum of (euro) 700,000 ($840,000) (the
"Fabert-Ovale Loan") agreed that at the closing: (i) Fabert shall accept 1.667 shares of the Orion's common stock for each Euro lent to Ovale by Orion as payment of the Fabert-Ovale Loan; and (ii) the June Borrowers shall accept
CHF50,000 ($ 36,000) as additional payment for their Class A Ovale shares in full satisfaction of their loan. The foregoing is hereinafter referred to as the
("Share Exchange").

                                       11

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - COMMITMENTS AND CONTINGENCIES (Continued)

Pending Business Combinations

As a result, and at the closing of the Share Exchange, Ovale will become a wholly owned subsidiary of the Registrant, and the Holders will collectively own approximately 75% of the total number of shares of the Registrant's common stock expected to be issued and outstanding as of that date. The transaction with the
Holders is being accounted for as a reverse acquisition. The Agreement, which contained the customary representations and warranties, required Ovale to furnish Orion with audited financial statements.

Following the closing of the Share Exchange with Ovale, of which there can be no assurance: (i) Messrs. Vladimir Fabert and Gilles Neveau will be elected as the
Registrant's principal executive officers and as members of the Registrant's
Board of Directors; (ii) Orion Diversified Technologies, Inc. will elect a Chief
Financial Officer; (iii) Irwin Pearl will remain as a member of the Registrant's
Board of Directors; and (iv) the Registrant will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

On November 8, 2004, Orion, Ovale and the Holders entered into an amendment (the
"Amendment") to the New Agreement. Pursuant to the Amendment, the parties agreed to consummate the business combination in two closings:

1.       At the first closing, Orion was to cause the original issuance and delivery to a designated Swiss escrow agent of an aggregate of
         5,900,000 shares of its common stock, $.01 par value per share. Those shares were to be held in escrow until the completion of all but three of the conditions precedent to closing enumerated in the New Agreement have been satisfied. 2,064,100 Orion shares were released to Ovale shareholders and 1,166,900 shares were exchanged by Vladimir Fabert for an Ovale note he held for $543,770 pursuant to Orion's agreement. The conditions to the first closing having been met, that closing took place in November, 2004.

2.       The three conditions to the second closing are: the delivery of the Ovale financial statements required by the New Agreement, the authorization from Orion's shareholders to amend its charter and the filing of an appropriate amendment to Orion's Certificate of
         Incorporation. At the second closing, the Registrant will, deliver the remaining 5,875,000 shares of its common stock, $.01 par value per share to the individual Ovale shareholders in exchange for all of the
         Ovale shares being held in escrow by the Swiss escrow agent.

Finally, the Amendment provided that:

1.        Election of Directors -Orion's current Board of
          Directors shall remain intact until the second closing. The existing Board of Directors was given the authority to elect
          Vladimir Fabert and Gilles Neveau, the two principal executive officers of Ovale, as Directors of Orion. This provision was deleted in the amendment to the Agreement dated November 8,
          2004 and accordingly, Messrs. Fabert and Neveau have not been elected to the board of Orion.

2.        Private Offerings - Two private placements will take
          place:

          a.  A private placement under Regulation S, under the
          Securities Act of 1933 as amended, of up to an aggregate of
          1,000,000 authorized but unissued shares of Orion's common stock at $1.50 per share. These shares will be restricted
          securities as that term is defined under the Securities Act.

          b.  A second private offering under Regulation S and/or
          Rule 506 of Regulation D under the Act of up to an aggregate of 250,000 authorized but unissued shares of Orion's common stock at $1.50 per share, which shares shall be restricted securities as that term is defined under the Act;

                                       12

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - COMMITMENTS AND CONTINGENCIES (Continued)

Pending Business Combinations (Continued)

3.       Stock Option Plan - A Long Term Incentive Plan will be adopted wherein an aggregate of 2,000,000 authorized but unissued shares of
         Orion's common stock are reserved for issuance of option under the plan; no options have been granted under this plan.

NOTE 8 - COMPENSATION PLANS

In Switzerland, the company has a defined contribution plan where contributions are made on an equal basis by the employee and the employer. The total contribution varies between 7% and 18%, based on the age of the employee, of a set salary, which as at the end of 2005 was $0. There were no charges for compensation in the years ended December 31, 2006 and 2005. In Switzerland, we provide accident insurance but not health or any post retirement benefits. In line with Swiss business customs, we offer our employees up to one month of paid sick leave.

In France, compensation plans are not mandatory, but the Company is required to accrue 1% to 2% of personnel costs to be used in social activities.

Vacation time is accrued during the period and must be taken during the period or within a maximum time frame in the following period. There is no cumulative sick day or vacation day.

NOTE 9 - COMMON STOCK

We have Common stock of CHF 850,000 ($ 687,310) composed of: 100 registered under the names of private shareholders with a par value of CHF 1,000 each
(approximately $ 838) and 150 bearer shares with a par value of CHF 5,000 each
(approximately $ 4,187). Currently, the majority of all shares are owned by the principal shareholder of Ovale (Suisse) SA the parent company. Vladimir Fabert holds directly or in trust 100% of the share capital of Ovale SA

The French subsidiary has total shares of 500 with a par value of $ 18. Out of these shares, 499 are owned by Ovale SA and one share by the principal shareholder.

NOTE 10 - SEGMENT INFORMATION

The Company operates in two different countries with separate shops, sales, accounting and administrative teams.

                               France                 Switzerland                  Total
                          2006         2005        2006         2005         2006         2005
-------------------------------------------------------------------------------------------------
Net sales                564,339     337,871      402,967      294,186      967,306      632,057
Long-lived assets-net    428,920     176,916      347,403      166,004      776,323      342,919

For the period January to September 2005, sales in France were $272,116 and in
Switzerland were $ 203,980. There were no changes in long-lived assets.

                                       13

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - TAXES AND NET OPERATING LOSS CARRY FORWARDS

As of December 31, 2006, the components of deferred tax assets were as follows:

Ovale had net operating losses (NOLs) of $3,577,200 at December 31, 2006. These
NOLs and corresponding estimated tax assets, computed at a 30% tax rate, expire as follows:

                Year loss    Expiration     Loss           Estimated
                Incurred        Date       Amount          Tax Asset
-----------------------------------------------------------------------------

                  2003          2010            $ 523,730          $ 157,000
                  2004          2011              806,003            242,000
                  2005          2012            1,046,807            314,000
                  2006          2013            1,200,660            360,000
                                         ====================================
Total                                          $3,577,200         $1,073,000
                                         ====================================
Less: Valuation allowance                                        (1,073,000)
                                                         --------------------

Tax asset net                                                          $ --
                                                         ====================

Under the provisions of SFAS 109, NOLs represent temporary differences that enter into the calculation of deferred tax assets. Realization of deferred tax assets associated with the NOL is dependent upon generating sufficient taxable income prior to their expiration.

Management believes that there is a risk that certain of these NOLs may expire unused and, accordingly, has established a valuation allowance against them.
Although realization is not assured for the remaining deferred tax assets, based on the historical trend in sales and profitability, sales backlog, and budgeted sales of the Company, management believes it is likely that they may not be totally realized through future taxable earnings. In addition, the net deferred tax assets could be reduced in the near term if management's estimates of taxable income during the carryforward period are significantly reduced.

The company increased its valuation allowance by $360,000 to offset the estimated tax assets of $360,000 recognized as a result of incurring net operating loss of $1,200,660, in 2006.

A reconciliation of the statutory tax rate to Ovale's effective tax rate is as follows:

Tax at statutory rate                    32.0%

Tax benefit of loss carry forward        (32%)

Effective tax rate                       -0-%

                                       14

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - RELATED PARTY TRANSACTIONS

Employment agreement with CEO

We entered a contract with our CEO in January 2003 for an annual salary of CHF
180,000 ($ 129,500). Subsequently the contract was amended as of January 1,
2004, and the new salary adjusted to CHF 240,000 ($187,000), for the following years. Even though the contract has not been amended, our CEO decided to temporarily reduce his salary as of January 1, 2004 to CHF 90, 000. ($65,000.)
There were no unpaid salaries as of December 31, 2006 and 2005.

Loan from principal shareholder

The principal shareholder has advanced funds to the Company to the amount of $
2,979,919 at December 31, 2006 and $ 2,419,061 at December 31, 2005. The amounts are used as working capital. These amounts are payable on demand and bear no interest. As part of the arrangement with Orion the principal shareholder exchanged 543,770 in notes receivable from Ovale for 1,166,900 shares of Orion.
-
Between January 1, 2005 and June 30, 2005, Shareholders of Ovale SA made shareholders loans to Ovale SA for an aggregate amount of (euro) 350,000 ($
450,000). It is expected, and the creditors have agreed, that these loans would be acquired by Orion following the completion of the merger and subject to the approval of Orion's board of Directors. The expected acquisition of the loans would be based on the creditors accepting 1.08 common shares of Orion for each
Euro lent to Ovale SA by the creditors.

NOTE 13 - PRIVATE OFFERING

There were no private offerings of Ovale SA shares, or conversions of loans into
Ovale SA shares. On the other hand as described in note 9 loans made by shareholders of Ovale SA to Ovale SA were acquired by Orion through the issuance of Orion shares.

NOTE 14 - GOING CONCERN BASIS AND FUTURE PLANS

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

On December 31, 2006, the Company has net working capital and stockholders'
deficits of $4,427,818 and $3,078,058, respectively. Present operations require substantial capital and until revenues are sufficient to fund ongoing operations, we are highly dependent on owner financing. We have planned to merge with a public company and avail ourselves the opportunity to find suitable investors to implement and expand our plans internationally. We have been active in locating less costly sources of supply internationally to reduce our cost of sales and improve gross profit margin. Our primary sources of liquidity have been loans from the owner and related parties. These conditions raise substantial doubt about its ability to continue as a going concern.

NOTE 15 - SUBSEQUENT EVENTS

No material evolution of operations and no special events as at June 30, 2006

                                       15

 EXHIBIT H

                                   OVALE S.A.
                              FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2007
                                   (UNAUDITED)

                                   OVALE S.A.
                              FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2007

                                    Contents

Balance Sheet

Statements of Operation

Statements of Stockholders' Equity

Statements of Cash Flows

Notes to Financial Statements

                                   OVALE S.A.
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2007
                                   (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents                                         $  338,341
Accounts receivable                                                   44,029
Other receivables                                                     33,060
Inventory                                                            462,492
Deferred charges and prepaid expenses                                 19,639
                                                                 -----------
Total current assets                                                 897,561

Property, plant, and equipment, net                                  787,452
Deposits                                                              51,780
Leasehold rights                                                     522,169
                                                                 -----------
Total assets                                                     $ 2,258,962
                                                                 ===========

LIABILITIES AND STOCKHOLDERS DEFICIT

CURRENT LIABILITIES
Bank line of credit                                               $1,412,443
Accounts payable and accrued expenses                                191,758
Other Payables                                                       465,544
Loans from related party                                             181,754
Loan from shareholder                                              3,422,334
                                                                 -----------

Total current liabilities                                          5,673,833

SHAREHOLDERS' EQUITY
Common stock, 250 shares authorized
   issued and outstanding                                            687,310
Deficit                                                           (3,888,692)
Cumulative foreign currency translation adjustment                (213,489)
                                                                 -----------

Total shareholders' deficit                                       (3,414,871)
                                                                 -----------

Total liabilities and stockholders' deficit                      $ 2,258,962
                                                                 ===========

The notes to the financial statements are an integral part of this statement.

                                       1

                                   OVALE S.A.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2007
                                   (UNAUDITED)

                                               2007                2006
                                               ----                 ----

Sales                                       $ 324,925             $126,118
Cost of goods sold                            151,352               68,889
                                            ---------             --------

Gross profit                                  173,572               57,229

Operating expenses:
Salaries                                      176,318              106,049
General Administrative                        181,668              114,112
Marketing                                      88,915               51,795
Professional fees                              18,432               51,004
                                            ---------             --------

Total operating expenses                      465,333              322,960
                                            ---------             --------
Loss from operations                         (291,761)            (265,731)
Other income (expense)
Interest income                                    80
Interest expense                              (17,186)              (5,248)
Foreign exchange                              (11,864)             (19,953)
Other                                           9,319                   33
                                            ---------             --------
Total other expenses                          (19,731)             (25,088)
                                            ---------             --------
Net loss                                    $(311,492)          $ (290,819)
                                            =========             ========

The notes to the financial statements are an integral part of this statement.

                                       2

                                   OVALE S.A.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2007
                                   (UNAUDITED)

                                                    2007             2006
                                                    ----             ----
CASH FLOW FROM OPERATING ACTIVITIES
Net loss                                          (311,492)        1,200660)
Depreciation                                        38,433          121,251

Adjustment to reconcile net loss to net cash
   provided (used) in operatingactivities:

Changes in assets and liabilities:
Inventory                                           64,746         (285,539)
Prepaid expenses                                   (10,587)          (6,284)
Accounts receivable                                (14,017)         (40,259)
Other receivable                                    (2,171)          18,313
Accounts payable                                   (16,255)          35,966
Other liabilities                                 (160,152)         411,212
                                                 ---------        ---------

Cash used by operating activities                 (383,461)        (946,000)

CASH FLOW FROM INVESTING ACTIVITIES
Investment in fixed assets                         (49,562)        (554,655)
Investment in deposits                                (512)         (27,196)
Investment in leasehold rights                          --         (120,345)
                                                 ---------        ---------

Cash used by investing activities                  (50,074)        (702,196)

CASH FLOW FROM FINANCING ACTIVITIES
Bank line of credit                                194,951        1,082,739
Shareholders loan                                  449,415          553,857
Related party loan                                      36            1,738
                                                 ---------        ---------
Cash provided by financing activities              644,402        1,638,334
Effect of exchange rate on cash                   (25,321)         254,503
                                                 ---------        ---------
Net change in cash                                 185,546         (264,365)
Cash and cash equivalent, beginning                152,795          417,160
                                                 ---------        ---------
Cash and cash equivalent, ending                 $ 338,341        $ 152,795
                                                 =========        =========

The notes to the financial statements are an integral part of this statement.

                                       3

                                   OVALE S.A.
                  CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
                    FOR THE THREE MONTHS ENDED MARCH 31, 2007

                                                                                 Other
                                     Number of    Common     Accumulated     Comprehensive
                                      Shares       Stock       Deficit           Income          Total
------------------------------------------------------------------------------------------------ -----------
(Audited):

Balance at December 31, 2006            250     687,310      $(3,577,200)      $ (188,168)   $   (3,078,058)

Loss from January 1, 2007 to March
31, 2007                                                        (311,492)                          (311,492)

Other comprehensive income                                                          (25,321)        (25,321)
                                        ---     -------     ------------           --------  --------------
Balance at March 31, 2007               250     687,310     $ (3,888,692)          (213,489) $   (3,414,871)
                                        ===     =======     ============           ========  ==============

The notes to the financial statements are an integral part of this statement.

                                       4

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1 - ORGANIZATION AND BUSINESS

The Company, OVALE S.A., was incorporated in Geneva, Switzerland, on October 17,
2002. Its main office is located at Boulevard Helvetique 36 - 1027 Geneva CH.

The Company's major activity is the design, manufacture and direct sale of fashion products focusing on infants. The goal is to operate numerous high end proprietary points of sales worldwide, starting in major European and American cities.

In line with its strategy, the Company organized a subsidiary in France under
French laws as a limited liability corporation (OVALE France S.a.r.L) with 500 authorized and issued shares for a capital of $ 9,375 ((euro)7,500). OVALE S.A.
owns 499 shares and Mr. Vladimir Fabert, principal shareholder of OVALE Suisse
SA holds 1 share of Ovale France S.a.r.L. The French law requires a minimum of two shareholders.

The French subsidiary began operations in France on November 12, 2003 with a first store on Boulevard St. Germain, a prestigious high fashion district of
Paris. The company has the exclusive services of a recognized French designer for its products.

Ovale SA opened its first store in Geneva (Switzerland) on December 8, 2004 in a fashionable section of the city. Stores are scheduled to be opened in major cities on a regular basis (approximately one new store every nine months). In
2006, two new store were opened one in Paris in a prestigious area and a second store Zurich Switzerland.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements, in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company, and its French subsidiary. All significant intercompany transactions and balances are eliminated in consolidation.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are unaudited, but include all adjustments (consisting only of normal, recurring adjustments) which we consider necessary for a fair presentation of our financial position at such dates and the operating results and cash flows for those periods.

                                       1

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Functional currency

The Company's operations are located in Switzerland and in France. The Company operates in Swiss Francs (CHF). For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within stockholders equity.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Concentration of credit risk

The Company sells its products through its retail outlets principally to customers for cash. Financial instruments that potentially expose Ovale to concentration of credit risk consist primarily of cash deposits and accounts receivable. The Company places its cash deposits with high-credit quality financial institutions. Accounts receivable represents sales to independent retail stores with corner shops operated under the company's label. At the moment these stores are limited in number and the Company does not have a material receivable against any of them. The Company's allowance for bad debts, returns and allowances was zero for each reporting date. The Company believes no significant concentration of credit risk exists with respect to these cash deposits and accounts receivable.

Inventories

Inventories consist of finished goods and packing material. The Company's products are designed by it own designer, and are manufactured through independent international suppliers. Products are entered in inventory upon delivery and only after inspection and acceptance of quality. Products that do not meet the Company's quality standards are returned to suppliers at no costs to the Company. The Company's policy of accounting for inventory is to use average cost method.

Leasehold rights and other intangible assets

The Company adopted Statement of Financial Accounting Standards ("SFAS") No.
142, "Goodwill and Other Intangible Assets", effective with the beginning of fiscal year 2003. In France it is the norm that a new tenant has to pay a market determined amount to the previous tenant prior to entering a new lease agreement with the landlord. The payment that a new tenant makes to the previous tenant is called "the key Money." The importance of the site to the taker and the location of the site determines the market price of the Key money. Remaining number of years of an existing tenant's lease agreement has little or no impact on the amount of Key Money.

                                       2

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

In accordance with SFAS No. 142, the Company's leasehold rights (Key Money)
account is not amortized but rather is evaluated for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Based on this annual evaluation, the Company has concluded that there is no impairment of its leasehold rights, an indefinite life intangible assets.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives. The leasehold improvements are amortized over the life of the improvement or the lease period (9 years), whichever is less.

Valuation of long-lived assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets", which the Company adopted effective with the beginning of fiscal year 2003, the Company assesses the carrying value of its long-live assets for possible impairment based on a review of forecasted operating cash flows and the profitability of the related business. The Company did not record any impairment losses for the period ended March 31, 2007, in fiscal 2006 or fiscal 2005.

Revenue recognition

Sales are recognized at the point of sale, which occurs when merchandise is sold over-the-counter for consumer transaction or, for wholesale channels, upon shipment of merchandise, when title passes to the customer. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded.

Advertising

Currently advertising is primarily done through the Company's officers'
connections with celebrities. Advertising costs totalled $8,798 for the period
January 1st to March 31, 2007, $80,691 in fiscal year 2006, and $28,192 in fiscal year 2005 and 2004, respectively and are included in marketing expenses.
Advertising costs are expensed when the advertising first appears.

Shipping and handling

Shipping and handling costs when incurred deliveries to independent stores are included in cost of goods sold.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                                       3

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Non-monetary transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

Basic and diluted earnings per share

Basic earnings (loss) per share ("EPS") is computed based on the weighted average number of common shares outstanding for the period. Diluted EPS gives effect to all dilutive potential shares outstanding (i.e., options and warrants)
during the period.

                                       -7-
                   -------------------------------------------

                                   OVALE S.A.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes," which is effective for fiscal years beginning after December 15,
2006. The Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure, and transition. We will adopt the
Interpretation on January 1, 2007. We are in the process of determining the impact of the Interpretation on our financial position and results of operations.
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements"
("SFAS No. 157"). SFAS No. 157 provides a framework for measuring fair value in accordance with GAAP, and expands disclosures regarding fair value measurements and the effect on earnings. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are in the process of evaluating the impact SFAS
No. 157 will have on our financial position and results of operations.

In September 2006, the U.S. Securities and Exchange Commission ("SEC") released
Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year
Misstatements when Quantifying Misstatements in Current Year Financial
Statements," ("SAB No. 108"), which provides interpretive guidance on the SEC's views regarding the process of quantifying the materiality of financial statement misstatements. SAB No. 108 is effective for years ending after
November 15, 2006. The application of SAB No. 108 is not expected to have a material effect on our financial position and results of operations.

                                       4

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for
Financial Assets and Financial Liabilities" ("SFAS 159"). SFAS 159 provides reporting entities an option to report selected financial assets, including investment securities designated as available for sale, and liabilities, including most insurance contracts, at fair value. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The standard also requires additional information to aid financial statement users' understanding of a reporting entity's choice to use fair value on its earnings and also requires entities to display on the face of the balance sheet the fair value of those assets and liabilities for which the reporting entity has chosen to measure at fair value. SFAS 159 is effective as of the beginning of a reporting entity's first fiscal year beginning after
November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS 157. We are currently evaluating the effect, if any, the adoption of SFAS 159 will have on our financial condition, results of operations and cash flow.

NOTE 4 - FIXED ASSETS

As of march 31, 2007, the Company's fixed assets were as follws :

Leasehold improvement                                            $ 828,986
Furniture and equipment                                            137,803
Computer appliances                                                 89,872
                                                                 ---------

Total Property plant and equipment                               1,056,661
Less: accumulated depreciation                                    (269,209)
                                                                 ---------

Property plant and equipment (net)                               $ 787,452
                                                                 =========

Depreciation expenses for March 31, 2007 was $38,432.

NOTE 5 - INTANGIBLE ASSETS

In relation to the lease agreement for the shop and office space in Paris, the
Company paid $401,824 to the previous leaseholder as Key Money. The company is entitled to receive the market value of the Key Money from a new tenant upon the expiration or transfer of the lease.

NOTE 6 - CREDIT LINES WITH FINANCIAL INSTITUTIONS

The Company has secured and unsecured lines of credit with major banks in
Switzerland and France. As of the dates indicated the outstanding balances were:

                                       5

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Country                      Bank                                  Amount
-------                      ----                                  ------
Switzerland                  Migros                              $1,208,051
Switzerland                  UBS                                    119,326
France                       Credit Lyonnais                         85,066
                                                                 ----------

Total                                                            $1,412,443
                                                                 ==========

NOTE 7 - INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

NOTE 8 - LEASES

The Company has operating leases for its shops and offices. Since inception of the Company, it has subleased its office's space in Geneva. This lease is cancellable by both parties with 3 months notice The Company entered the leasing agreement for the first Paris store on July 4, 2003. The term of the lease is non cancellable for nine years with a fix annual rent of $91,250 ((euro)74,862), automatically renewable thereafter.

The Company opened a second store in Paris on June 5, 2006. The term of the lease is non cancellable for ten years starting June 15, 2006 with a fix annual rent of $85,323 ( (euro)70,000)

In Switzerland, the Company has an operating lease for the store which started on September 1, 2004, is non cancellable for 5 years and renewable thereafter for periods of 5 years. The minimum rent is of $45,300 (CHF56,000). Subject to annual escalation based on Swiss consumer price index. The rent is also increased by 8% of revenues. A second store has been opened in Zurich at the beginning of the year. The minimum rent is CHF 51,216 ($ 41,200)

Future minimum rental payments under non-cancellable operating leases are as follows

Fiscal year                                                     Amount
-----------                                                     -------
2007                                                          $ 334,000
2008                                                            345,000
2009                                                            360,000
2010                                                            380,000
2011                                                            400,000
Thereafter                                                      415,000
                                                              ---------

Total                                                        $2,234,000
                                                              =========

The lease payments were $ 90,661 for the period January 1, to March 31, 2007 and
$ 269,538 for 2006, respectively.

                                       6

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 9 - COMMITMENTS AND CONTINGENCIES

PENDING BUSINESS COMBINATIONS
On June 2, 2003, the holders of 61% of the issued and outstanding shares of the
ORION Diversified Technologies Inc, a publicly traded State of New Jersey company approved the following resolutions. This Note also discusses subsequent events, which are the results of the resolutons:

1.   Business Combination - To negotiate and consummate a reverse merger business combination with us wherein all our issued and outstanding shares will be exchanged against 5,900,000 authorized but unissued shares of ORION
     Diversified Technologies Inc;

2.   Prior to the business combination - Orion shall increase the number of its authorised shares of common stock, from 10,000,000 to 20,000,000 with a
     $.01 par value per share, to create an authorized class of 2,000,000 shares of Preferred Stock, $.01 par value per share. The Board of Directors is authorized to designate the preferences of the preferred shares and issue such stock. The Board may change the name of the Registrant to Ovale, Inc.
     or such other name as the Board of Directors deems reasonable;

3.   Subsequently On September 15, 2004, Orion, and the holders of all of the outstanding capital stock (the "Holders") of Ovale S.A., a Swiss corporation ("Ovale"), entered into a Share Exchange Agreement (the "New
     Agreement") that amended, restated and replaced their prior agreements.
     Pursuant to the New Agreement, the Holders agreed to tender to Orion all of the 100 issued and outstanding shares of Class A common stock, 1,000 CHF ($
     838) par value, and all 150 issued and outstanding shares of Class B common stock, 5,000 CHF ($ 4,187) par value, of Ovale in exchange for an aggregate of 10,608,100 shares of common stock of the Registrant.

In addition, certain Class A Shareholders of Ovale who borrowed CHF 50,000 ($
36,000) from Orion in June, 2003 (the "June Borrowers") and Vladimir Fabert,
Ovale's President and principal stockholder ("Fabert") who arranged for a loan to be made to Ovale for a maximum of (euro) 700,000 ($840,000) (the
"Fabert-Ovale Loan") agreed that at the closing: (i) Fabert shall accept 1.667 shares of the Orion's common stock for each Euro lent to Ovale by Orion as payment of the Fabert-Ovale Loan; and (ii) the June Borrowers shall accept
CHF50,000 ($ 36,000) as additional payment for their Class A Ovale shares in full satisfaction of their loan. The foregoing is hereinafter referred to as the
("Share Exchange"). As a result, and at the closing of the Share Exchange, Ovale will become a wholly owned subsidiary of the Registrant, and the Holders will collectively own approximately 75% of the total number of shares of the
Registrant's common stock expected to be issued and outstanding as of that date.
The transaction with the Holders is being accounted for as a reverse acquisition. The Agreement, which contains the customary representations and warranties, requires Ovale to furnish Orion with audited financial statements.
Following the closing of the Share Exchange with Ovale, of which there can be no assurance: (i) Messrs. Vladimir Fabert and Gilles Neveau will be elected as the
Registrant's principal executive officers and as members of the Registrant's
Board of Directors; (ii) the Registrant will elect a Chief Financial Officer;
(iii) Irwin Pearl will remain as a member of the Registrant's Board of
Directors; and (iv) the Registrant will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

                                       7

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

On November 8, 2004, the Registrant, Ovale and the Holders entered into an amendment (the "Amendment") to the New Agreement. Pursuant to the Amendment, the
parties agreed to consummate the business combination in two closings. At the first closing, the Registrant was to cause the original issuance and delivery to a designated Swiss escrow agent of an aggregate of 5,900,000 shares of its common stock, $.01 par value per share. Those shares were to be held in escrow until the completion of all but three of the conditions precedent to closing enumerated in the New Agreement have been satisfied. 2,064,100 Orion shares were released to Ovale shareholders and 1,166,900 shares were exchanged by

Vladimir Fabert for a Ovale note he held for $543,770 pursuant to Orion's agreement. The conditions to the first closing having been met, that closing took place in November, 2004. The three conditions to the second closing are:
the delivery of the Ovale financial statements required by the New Agreement, the authorization from Orion's shareholders to amend its charter and the filing of an appropriate amendment to Orion's Certificate of Incorporation. At the second closing, the Registrant will, deliver the remaining 5,875,000 shares of its common stock, $.01 par value per share to the individual Ovale shareholders in exchange for all of the Ovale shares being held in escrow by the Swiss escrow agent. Finally, the Amendment provided that Orion's current Board of Directors shall remain intact until the second closing.

4.   Private Offerings - A private placement under Regulation S under the
     Securities Act of 1933, as amended (the "Act") of up to an aggregate of
     1,000,000 authorized but unissued shares of Orion's common stock at $1.50 per share, which shares shall be restricted securities as that term is defined under the Act. A second private offering under Regulation S and/or
     Rule 506 of Regulation D under the Act of up to an aggregate of 250,000 authorized but unissued shares of the Registrant's common stock at $1.50 per share, which shares shall be restricted securities as that term is defined under the Act;

5.   Stock Option Plan - The adoption of a 2003 Long Term Incentive Plan wherein an aggregate of 2,000,000 authorized but unissued shares of Orion's common stock are reserved for issuance of option under the plan; no options have been granted under this plan.

6.   Election of Directors - Granting to the existing Board of Directors the authority to elect Vladimir Fabert and Gilles Neveau, the two principal executive officers of Ovale, as Directors of Orion; this proposal was dealt with in the amendment to the Agreement dated November 8, 2004 and accordingly, Messrs. Fabert and Neveau have not been elected to the board of Orion.

NOTE 10 - COMPENSATION PLANS

In Switzerland, the company has a defined contribution plan where contributions are made on an equal basis by the employee and the employer. The total contribution varies between 7% and 18%, based on the age of the employee. The charge for the compensation plan for the period January 1st to March 31, 2007 was $3,198, $ 3,395 for the comparative period in 2005. In Switzerland, the
Company provides accident insurance but not health or any post retirement benefits. In line with Swiss business customs, the Company offers its employees up to one month of paid sick leave. Swizerland has a national health plan.

                                       8

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

In France, no compensation plans are mandatory, but the Company is required to accrue 1% to 2% of personnel costs to be used in social activities.

Vacation time is accrued during the period and must be taken during the period or within a maximum time frame in the following period. There is no cumulative sick day or vacation day.

NOTE 11 - COMMON STOCK

The Company has a share capital of CHF850,000 ($687,310) composed of: 100 shares registered under the names of private shareholders with a par value of CHF1,000 each (approximately $838) and 150 bearer shares with a par value of CHF5,000 each (approximately $4,187). The CEO of the Company is its principal shareholder.

The French subsidiary has 500 authorized and issued shares with a par value of
$18. Out of these shares, 499 are owned by Ovale SA and one share is held by the principal shareholder in trust for the Company.

NOTE 12 - SEGMENT INFORMATION

The Company operates in two different countries with separate shops, sales, accounting and administrative teams.

                                     France                  Switzerland                  Total
                                2006        2005         2006         2005         2006        2005
                                ----        ----         ----         ----         ----        ----
Net sales                     $564,339   $337,871      $402,967     $294,186    $967,306     $632,057
Long-lived assets-net          428,920    176,916       347,403      166,004     776,323      342,919

For the period January to March 2007, sales in France were $205,466 and in
Switzerland were $119,459. For the corresponding period ended March 30, 2006, the sales were $106,236 in France and $61,157 in Switzerland. There were no changes in long-lived assets.

NOTE 13 - TAXES AND NET OPERATING LOSS CARRY FORWARDS

As of December 31, 2005, the components of deferred tax assets were as follows:
Deferred tax assets:

Ovale had net operating losses (NOLs) of $3,577,200 at December 31, 2006. These
NOLs and corresponding estimated tax assets, computed at a 30% tax rate, expire as follows:

                Year loss      Expiration          Loss            Estimated
                Incurred          Date            Amount           Tax Asset

                  2003            2010            $ 523,730       $  157,000
                  2004            2011              806,003          242,000
                  2005            2012            1,046,807          314,000
                  2006            2013            1,200,660          360,000
Total                                            $3,577,200       $1,073,000
Less: Valuation allowance                                         (1,073,000)
                                                                   ---------

Tax asset net                                                     $       --
                                                                   =========

                                       9

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Under the provisions of SFAS 109, NOLs represent temporary differences that enter into the calculation of deferred tax assets. Realization of deferred tax assets associated with the NOL is dependent upon generating sufficient taxable income prior to their expiration.

Management believes that there is a risk that certain of these NOLs may expire unused and, accordingly, has established a valuation allowance against them.
Although realization is not assured for the remaining deferred tax assets, based on the historical trend in sales and profitability, sales backlog, and budgeted sales of the Company and its consolidated subsidiary, management believes it is likely that they may not be totally realized through future taxable earnings. In addition, the net deferred tax assets could be reduced in the near term if management's estimates of taxable income during the carryforward period are significantly reduced.

NOTE 14 - RELATED PARTY TRANSACTIONS

EMPLOYMENT AGREEMENT WITH CEO

We entered a contract with our CEO in January 2003 for an annual salary of CHF
180,000 ($129,500). Subsequently the contract was amended as of January 1, 2004, and the new salary adjusted to CHF 240,000 ($ 187,000), for the following years.

Even though the contract has not been amended, our CEO decided to temporarily reduce his salary as of January 1, 2004 to CHF 90,000. ($65,000.) to be paid until such time that the development stage of the company is completed.

When the Board of Directors our CEO will consider that the development stage of the company is completed, he will be entitled at any time to readjust his annual salary to CHF 240,000. ($ 186,901.) in addition to the payment of the unpaid salaries.

The unpaid balance of salaries was zero as at March 31, 2006.

LOAN FROM PRINCIPAL SHAREHOLDER

The principal shareholder has advanced funds to the Company to the amount of $
3,035,137 at March 31, 2007, $ 2,979,919 at December 31, 2006 and $ 2,419,061 at
December 31, 2005. The amounts are used as working capital. These amounts are payable on demand and bear no interest. As part of the arrangement with Orion the principal shareholder exchanged 543,770 in notes receivable from Ovale for
1,166,900 shares of Orion.

                                       10

                                   OVALE S.A.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 15 - PRIVATE OFFERING

There were no private offerings of Ovale SA shares, or conversions of loans into
Ovale SA shares. On the other hand as described in note 9 loans made by shareholders of Ovale SA to Ovale SA were acquired by Orion through the issuance of Orion shares.

NOTE 16 - GOING CONCERN BASIS AND FUTURE PLANS

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company is a development stage company with limited operations, no substantial continuing source of revenues, and working capital and stockholders'
deficits. Present operations require substantial capital and until revenues are sufficient to fund ongoing operations, the Company is highly dependent on owner financing. The Company has planned to merge with a public company and avails itself the opportunity to find suitable investors to implement and expand its plans internationally. Its primary sources of liquidity has been loans from the owner and related parties. These conditions raise substantial doubt about its ability to continue as a going concern.

NOTE 17 - SUBSEQUENT EVENTS

There were no other material developments in the operations and no special events as at March 30, 2007

                                       11

Exhibit I
                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

The pro forma financial statements of Orion Diversified Technologies,
Inc.(Orion), the registrant and acquirer, and Ovale, SA (Oval), operating company and acquiree, are presented below consist of the (1)pro forma combined statement of operations for the year ended April 30, 2007; (2) pro forma combined balance sheet April 30, 2007; (3) pro forma earnings per share of
Orion; (4) pro forma book value per share of Orion. We have prepared the unaudited pro forma financial statements to reflect certain adjustments to our historical information, which are described in the Notes to the unaudited pro forma financial statements, to give effect to the reverse merger, as if it had been completed on April 30, 2007 for balance sheet purposes and May 1, 2006 for the statements of operations. The unaudited pro forma financial statements are derived from Orion's audited financial statements for the year ended April 30,
2007 and Ovale's unaudited financial statements for the year ended March 31,
2007 and do not purport to represent our financial position or results of operations had the reverse merger occurred on May 1, 2006 or April 30, 2007 or project our financial performance for any future period.

For accounting purposes, Ovale SA, the acquiree, is treated as the continuing reporting entity that acquired Orion Diversified Technologies, Inc, the registrant. The pro forma combined statements are based on the adoption of the fiscal year of Orion, the registrant.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements and accompanying notes of Orion and Ovale, which are incorporated by reference in this document.

                                       1

1. Pro forma condensed combined statement of operations, for the year ended
April 30, 2006:

                                    PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (UNAUDITED)

                                Ovale       Orion     Adjustments      Combined
---------------------------------------------------------------------------------

Sales                        $1,166,113         -                     $1,166,113
Cost of goods sold              496,219         -                        496,219
---------------------------------------------------------------------------------

Gross profit                    669,894         -                        669,894

Operating expenses:
Salaries                        634,406                                  634,406
General and administrative      789,495     17,721                       807,216
Marketing                       308,075         -                        308,075
Professional fees                90,875     21,319                       112,194
---------------------------------------------------------------------------------

Total expenses                1,387,138     29,325                      1,126928
---------------------------------------------------------------------------------

Loss from operation          (1,079,646)   (29,325)                   (1,108,971)

Other income (expense)
Interest income                             16,006      (16,006) a
Interest expense                (62,268)   (30,012)      16,006  a       (76,274)
---------------------------------------------------------------------------------
Foreign exchange                (19,870)                                 (19,870)
Other                            13,763                                   13,763

Total other income (Expense)    (68,375)   (14,006)           -          (82,381)
---------------------------------------------------------------------------------

Loss                         (1,221,332)   (53,046)           -       (1,274,378)
---------------------------------------------------------------------------------

Loss per share                                                             (0.08)
Weighted average share                                                16,234,532
---------------------------------------------------------------------------------

a. The interest income of Orion on loans to Ovale ($6,006) and the related interest expense of Ovale ($16,006) are eliminated.

                                        2

2. Pro forma combined balance sheet of Orion and Ovale, April 30, 2007:

                                    PRO FORMA
                             COMBINED BALANCE SHEET
                                  APRIL 30,2007
                                   (UNAUDITED)

---------------------------------------------------------------------------------------------
                                            Orion     Ovale        Eliminations      Combined
---------------------------------------------------------------------------------------------
ASSETS
Cash                                       $2,640    $ 338,341                     $ 340,981
Accounts receivable                             -       44,039                        44,029
Other receivable                                        33,060                        47,493
Inventory                                              462,492                       188,393
Prepaid                                                 19,639                        86,519
Loan receivable and accrued
interest from Oval                        790,660                   (790,660) a        --
--------------------------------------------------------------------------------------------

Total Current Assets                      793,300      897,561                       900,201
Property and Equipment                                 787,452                       787,452
Deposits                                                51,780                        51,780
Equity interest in Ovale                  949,486                   (949,486) b
Leasehold rights                                       522,169                       522,160
--------------------------------------------------------------------------------------------

Total assets                          $ 1,742,786  $ 2,258,962                   $ 2,261,602
--------------------------------------------------------------------------------------------

LIABILITIES & EQUITY

Bank line of credit                                $ 1,412,443                     $ 263,753
Accounts payable                           39,615      191,758                       231,373
Other payables                                         465,544                       465,544
Interest payable                            1,512                                      1,512
Notes payable                              30,000                                     30,000
Loans payable related party                            181,754                       181,754
Loans payable shareholder                            3,422,334      (790,660) a    3,422,334
--------------------------------------------------------------------------------------------

Total Liabilities                          71,127    5,673,833                     4,954,300

Stockholders' Equity
Common stock                               99,816      687,310      (598,086) c      162,345
Additional paid in capital              1,841,390                   (949,486) b    1,220,443
                                                                     598,086  c
                                                                    (269,547) d
Accumulated deficit                      (269,547)  (3,888,692)      269,547  d   (1,753,789)
Foreign currency translation                          (213,489)                     (213,489)
--------------------------------------------------------------------------------------------

Total equity                            1,671,659   (3,414,871)                   (2,692,698)
--------------------------------------------------------------------------------------------

Total liabilities & equity              1,742,786    2,258,962                     2,261,602
--------------------------------------------------------------------------------------------

                                       3

3. Pro forma loss per share of Orion

The pro forma per share loss of $0.07 was calculated by dividing the pro forma loss of $1,274,378 by 16,234,532 shares. The computation of the weighted average number of shares is shown in the following note 2.

4. Pro forma Book value per share of Orion

The pro forma book value per share was calculated by dividing the pro forma combined stockholders deficit of $2,692,698 by the pro forma number of shares,
16,234,532 (see Note 2 Below)

NOTE 1. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION FOR THE THE
YEAR ENDED APRIL 30, 2007.

The Unaudited Pro Forma Condensed Combined Financial Statements presented above are derived from the historical financial statements of Orion and Ovale. The
Unaudited Pro Forma condensed Combined Financial Statements are prepared, assuming that a reverse merger has occurred, with Ovale treated as the accounting acquirer and as if the acquisition of Orion, the accounting acquiree, had been completed on May 1, 2006 for statement of income purposes and on April
30, 2007 for balance sheet purposes. For a summary of the business combination, see the Note 6 to Orion's financial statements, for the year ended April 30,
2007.

As of the date of this document, Ovale has not performed the detailed studies necessary for recapitalization and to determine the adjustments necessary, if any, to conform Orion's data to Ovale's accounting policies. However, as indicated in Note 2 to the unaudited pro forma condensed combined financial statements, Ovale has made certain adjustments to prepare the unaudited pro forma condensed combined financial statements. The combination is recorded as a recapitalization of Orion. Actual results may differ from these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of
Ovale would have been had the Orion acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. The unaudited pro forma condensed combined financial statements do not include the realization of cost savings from operating efficiencies, revenue synergies or other restructuring costs expected to result from the Orion acquisition.

NOTE 2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF
OPERATION FOR THE THE YEAR ENDED APRIL 30, 2007

Except for the Intercompany interest income of Orion and the interest expense of
Ovale, there were no Intercompany sales or purchases transactions between Ovale and Orion. The Intercompany interest incomes and expenses were eliminated in the pro forma condensed combined statements of operation for the year ended April
30, 2007. The pro forma adjustment assumes that the merger had occurred in the inception of the fiscal year 2006, and the Intercompany interest is eliminated in preparing the consolidated statement.

                                       4

For the purpose of computing earnings per share, the pro forma number of shares of Orion was determined as follows:

Balance of shares issued and outstanding at 4/30/ 2005                     7,312,532
Shares released to Mr. And Mrs. Fabert                                     2,669,000
                                                                          ----------
Total shares issued and outstanding at 4/30/2006                           9,982,073
Shares to be issued at the Second closing to the Ovale Shareholders        5,875,000
Shares to be issued for 350,000 Euro shareholder loan to Ovale               378,000
                                                                          ----------
Total pro forma number of shares                                          16,234,532
                                                                          ==========

NOTE 2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET,
APRIL 30, 2006

A. ELIMINATING OVALE AND ORION'S INTERCOMPANY ACCOUNTS.

Orion's loan, advances, and accrued interest receivable from Ovale was $790,660.
In Ovale's financial statements, Orion's loan is included under Loans from
Shareholders of $3,422,334. In the combined pro forma statement this amount has been eliminated. The pro forma adjustment assumes that the merger occurred on
April 30, 2007, and the Intercompany receivable and payables are eliminated in consolidation.

B. ELIMINATING ORION'S INVESTMENT IN OVALE.

On November 8, 2004 Orion issued 2,669,000 shares in exchange for in the shares of Ovale. Orion's shares were valued at $949,486 or $.46 per share. The investment of Orion and corresponding additional paid in capital of Ovale,
$949,486, are eliminated in the combined pro forma statement. The pro forma adjustment assumes that the merger occurred on December 31, 2007, and the
Intercompany accounts are eliminated in consolidation.

C. RE-CAPITALIZING ORION FOR THE REVERSE MERGER.

Since, for accounting purposes, Ovale is the continuing entity, subsequent to the merger, only the accumulated deficit of Ovale continues. The pro forma adjustment assumes that the merger occurred on April 30, 2007, and the $269,547 deficit of Orion is eliminated and additional paid in capital is reduced.

Assuming that the merger had occurred on April 30, 2007 and the total number of outstanding shares were 16,234,532, the total par value of the common stock, at
$O.001 per share, would be $16,235. The common stock is reduced and additional paid increased by $598,086 to adjust the par value of the common stock to pro forma post merger amount of $16.235.

                                       5

EXHIBIT J

                          NEW JERSEY STATUTES ANNOTATED
                14A:5-6. ACTION BY SHAREHOLDERS WITHOUT A MEETING

       (1) Any action required or permitted to be taken at a meeting of shareholders by this act or the certificate of incorporation or bylaws of a corporation, may be taken without a meeting if all the shareholders entitled to vote thereon consent thereto in writing, except that in the case of any action to be taken pursuant to Chapter 10 of this act, such action may be taken without a meeting only if all shareholders consent thereto in writing or if all shareholders entitled to vote thereon consent thereto in writing and the corporation provides to all other shareholders the advance notification required by paragraph 14A:5-6(2)(b).

      (2) Except as otherwise provided in the certificate of incorporation and subject to the provisions of this subsection, any action required or permitted to be taken at a meeting of shareholders by this act, the certificate of incorporation, or bylaws, other than the annual election of directors, may be taken without a meeting, without prior notice and without a vote, upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting.

      (a) If any shareholder shall have the right to dissent from the proposed action, pursuant to Chapter 11 of this act, the board shall fix a date on which written consents are to be tabulated; in any other case, it may fix a date for tabulation. If no date is fixed, consents may be tabulated as they are received.
No consent shall be counted which is received more than 60 days after the date of the board action authorizing the solicitation of consents or, in a case in which consents, or proxies for consents, are solicited from all shareholders who would have been entitled to vote at a meeting called to take such action, more than 60 days after the date of mailing of solicitation of consents, or proxies for consents.

      (b) Except as provided in subsection 14A:5-6(2)(c), the corporation, upon receipt and tabulation of the requisite number of written consents, shall promptly notify all non-consenting shareholders, who would have been entitled to notice of a meeting to vote upon such action, of the action consented to, the proposed effective date of such action, and any conditions precedent to such action. Such notification shall be given at least 20 days in advance of the proposed effective date of such action in the case of any action taken pursuant to Chapter 10 of this act, and at least 10 days in advance in the case of any other action. Any shareholder who did not consent, personally, or by proxy, to any action which he has a right to dissent from as provided in Chapter 11 of this act shall in such notice also be informed that he has the right to dissent and to be paid the fair value of his shares, provided he files with the corporation a written notice of dissent as required by subsection 14A:11-2(1)
within 20 days from the date of giving of the notice, or such greater period of time as may be granted by the corporation, and outlining briefly, with particular reference to the time periods within which actions must be taken, the procedures set forth in Chapter 11 of this act with which he must comply in order to assert and enforce such right.

      (c) The corporation need not provide the notification required by paragraph 14A:5-6(2)(b) if it

      (i) solicits written consents or proxies for consents from all shareholders who would have been entitled to vote at a meeting called to take such action, and at the same time gives notice of the proposed action to all other shareholders who would have been entitled to notice of a meeting called to vote upon such action;

      (ii) advises all shareholders, if any, who are entitled to dissent from the proposed action, as provided in Chapter 11 of this act, of their right to do so and to be paid the fair value of their shares, provided they file with the corporation before the date fixed for tabulation of the written consents a written notice of dissent as required by subsection 14A:11-2(1), and outlining briefly, with particular reference to the time periods within which actions must be taken, the procedures set forth in Chapter 11 of this act with which they must comply in order to assert and enforce such right; and

       (iii) fixes a date for tabulation of consents not less than 20 days, in the case of any proposed action to be taken pursuant to Chapter 10 of this act, or not less than 10 days in the case of any other proposed action, and not more than 60 days, after the date of mailing of solicitations of consents or proxies for consents.

      (d) Any consent obtained pursuant to paragraph 14A:5-6(2)(c) may be revoked at any time prior to the day fixed for tabulation of consents. Any other consent may be revoked at any time prior to the day on which the proposed action could be taken upon compliance with paragraph 14A:5-6(2)(b). No revocation shall be effective unless in writing and until received by the corporation at the place fixed for receipt of consents or, if none, at the main business office or headquarters of the corporation.

      (3) Whenever action is taken pursuant to subsection 14A:5-6(1) or
14A:5-6(2), the written consents of the shareholders consenting thereto or the written report of inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

      (4) Any action taken pursuant to subsection 14A:5-6(1) or 14A:5-6(2) shall have the same effect for all purposes as if such action had been taken at a meeting of the shareholders.

      (5) If any other provision of this act requires the filing of a certificate upon the taking of an action by shareholders, and such action is taken in the manner authorized by subsection 14A:5-6(1) or 14A:5-6(2), such certificate shall state that such action was taken without a meeting pursuant to the written consents of the shareholders and shall set forth the number of shares represented by such consents.

      Amended 1969,c.102,ss.5,17; 1973,c.366,s.12; 1995,c.279,s.4.

EXHIBIT K

                                   PROXY CARD

                      ORION DIVERSIFIED TECHNOLOGIES, INC.

       You may vote by telephone or internet - see the instructions below

     Annual Meeting of Stockholders to be held on -----------, May ---, 2007

          This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Irwin Pearl, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Orion Diversified Technologies,
Inc., a New Jersey corporation, held of record by the undersigned on April --,
2007 at a Special Meeting of Shareholders to be held at the offices of
---------- located at ----------- New York, NY at 10:00 a.m. Eastern Daylight
Time on May --, 2007, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Meeting of Shareholders and
Proxy Statement. If no direction is given, this proxy will be voted FOR each of
Proposals 1, 2, 3, 4, 5, 6 and 7 and in the discretion of the Proxy agent as to such other matters as may properly come before the meeting.

 1.                                                                             FOR    AGAINST   ABSTAIN
       The Exchange Agreement pursuant to which Orion will acquire all the outstanding stock of Ovale in exchange for shares of Orion, Ovale will become a wholly-owned subsidiary of Orion, the controlling shareholders of Ovale will become the controlling shareholders of Orion, and in
       control of its Board of Directors.                                       |_|      |_|       |_|

2.                                                                              FOR    AGAINST   ABSTAIN
       Amendment to Orion's Certificate of Incorporation to change the corporate
       name to Ovale Group, Inc.                                                |_|      |_|       |_|

3.                                                                              FOR    AGAINST   ABSTAIN
       Amendment to Orion's Certificate of Incorporation to increase the authorized capital stock of Orion to 20,000,000 shares no par value of which 18,000,000 shares will be common stock and 2,000,000 shares will
       be preferred stock.                                                      |_|      |_|       |_|

4.                                                                              FOR    AGAINST   ABSTAIN
        Amendment to Orion's Certificate of Incorporation to change the shareholder vote necessary to approve certain acts to
        be taken by the corporation from two-thirds to a majority of
        the votes cast by the holders of shares entitled to vote thereon.       |_|      |_|       |_|

5.                                                                              FOR    AGAINST   ABSTAIN
        Amendment to Orion's Certificate of Incorporate to eliminate
        pre-emptive rights.                                                     |_|      |_|       |_|

6.      ELECTION OF DIRECTORS:                                                  FOR    WITHHELD
        Nominees:
              - Vladimir Fabert                                                 |_|        |_|
              - Gilles Neveu                                                    |_|        |_|

 7.                                                                             FOR    AGAINST   ABSTAIN
        The selection of Bloom & Co. LLC to be the auditors of the
        corporation for the fiscal year ending on April 30, 2007.               |_|        |_|     |_|

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE
UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES ALL THAT THE PROXIES,
THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF

To Vote Your Proxy by Mail
Mark, sign, and date your proxy card below, detach it, and return it in the postage-paid envelope provided.

ADDRESS LABEL         Please sign exactly as name appears on stock
                      certificate (as appears on address label affixed
                      hereto). All joint owners should sign. When signing as
                      personal representative, executor, administrator,
                      attorney, trustee or guardian, please give full title as
                      such. If a corporation, please sign in full corporation
                      name by president or other authorized person. If a
                      partnership, please sign in partnership name by a partner.

                      DATED: ___________, 2007

                      (Signature of stockholder) ______________________________

                      (Signature if held jointly) ______________________________

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Voting by telephone or Internet is quick, easy and immediate.

As an Orion shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 6:00 P.M. Eastern Daylight Time, on May ---, 2007.

To Vote Your Proxy by Internet

www.continentalstock.com      Have your proxy cared available when you call.
Follow the voting instructions to vote your shares.

To vote Your Proxy by Phone

         Telephone 1-800-894-0537         Use any touch-tone telephone to vote
your proxy. Have your proxy card available when you vote. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.